File No. 2-99861

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

POST-EFFECTIVE AMENDMENT NO.    39
to the
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

and

POST-EFFECTIVE AMENDMENT NO.    40
to the
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940


SMITH BARNEY MUNI FUNDS
(Formerly, Smith Barney Muni Bond Funds)
(Exact name of Registrant as specified in the Declaration of Trust)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices)

(212) 816-6474
(Registrant's telephone number)

Christina T. Sydor
388 Greenwich Street New York, New York 10013 (22nd floor)
(Name and address of agent for service)


Rule 24f-2(a) (1) Declaration:

The shares of beneficial interest of Smith Barney Muni Funds previously registered hereunder as an indefinite number of shares of beneficial interest are classified as Florida Portfolio Shares, New Jersey Portfolio Shares, Limited Term Portfolio Shares, National Portfolio Shares, California Portfolio Shares, New York Portfolio Shares, California Money Market Portfolio Shares, New York Money Market Portfolio Shares, California Limited Term
Portfolio Shares,         Arizona Portfolio Shares, Connecticut
Portfolio Shares, Georgia Portfolio Shares, Massachusetts Portfolio Shares, Michigan Portfolio Shares, Ohio Portfolio Shares, Pennsylvania Portfolio Shares, Texas Portfolio Shares, Washington Portfolio Shares and New Jersey Money Market Portfolio Shares.


To Register Additional Securities under Reg. 270.24e-2

CALCULATION OF REGISTRATION FEE

Title of securities		Share Amount
being registered		being registered

National Portfolio	1,878,647

New York Portfolio	1,570,384

Ohio Portfolio		116,713

Limited Term Portfolio	2,453,426

During its fiscal year ended March 31, 1997, the fund redeemed
8,760,338 shares of the National Portfolio. During its current fiscal year, the fund used 6,881,691 shares of the National
Portfolio it redeemed during its fiscal year ended March 31, 1997, for a reduction pursuant to Rule 24f-2(c).

The fund currently is registering 1,878,647 shares for the National Portfolio, which is equal to the remaining 1,878,647 shares redeemed during its fiscal year ended March 31, 1997. During its current fiscal year, the fund filed no other post-effective amendments for the purpose of reduction pursuant to Rule 24e-2(a).

During its fiscal year ended March 31, 1997, the fund redeemed
8,140,144 shares of the New York Portfolio. During its current fiscal year, the fund used 6,569,760 shares of the New York
Portfolio it redeemed during its fiscal year ended March 31, 1997, for a reduction pursuant to Rule 24f-2(c).

The fund currently is registering 1,570,384 shares for the New York Portfolio, which is equal to the remaining 1,570,384 shares redeemed during its fiscal year ended March 31, 1997. During its current fiscal year, the fund filed no other post-effective amendments for the purpose of reduction pursuant to Rule 24e-2(a).

During its fiscal year ended March 31, 1997, the fund redeemed 246,817 shares of the Ohio Portfolio. During its current fiscal year, the fund used 130,104 shares of the Ohio Portfolio it redeemed during its fiscal year ended March 31, 1997, for a reduction pursuant to Rule 24f-2(c).

The fund currently is registering 116,713 shares for the Ohio Portfolio, which is equal to the remaining 116,713 shares redeemed during its fiscal year ended March 31, 1997. During its current fiscal year, the fund filed no other post-effective amendments for the purpose of reduction pursuant to Rule 24e-2(a).

During its fiscal year ended March 31, 1997, the fund redeemed 9,428,330 shares of the Limited Term Portfolio. During its current fiscal year, the fund used 6,974,904 shares of the Limited Term Portfolio it redeemed during its fiscal year ended March 31, 1997, for a reduction pursuant to Rule 24f-2(c).

The fund currently is registering 2,453,426 shares for the Limited Term Portfolio, which is equal to the remaining 2,453,426 shares redeemed during its fiscal year ended March 31, 1997. During its current fiscal year, the fund filed no other post-effective amendments for the purpose of reduction pursuant to Rule 24e-2(a).

Rule 24f-2 (1) Declaration:

Registrant filed its Rule 24f-2 Notice on May 9, 1997 for its most recent fiscal year ended March 31, 1997

It is proposed that this Post-Effective Amendment will become effective July 29, 1997 pursuant to paragraph (b) of Rule 485.



CROSS REFERENCE SHEET
(as required by Rule 495(a))

Prospectus

Part A of Form N-1A			Prospectus Caption

1.  Cover Page				cover page

2.  Synopsis				"Prospectus Table"

3.  Condensed Financial Information	"Financial Highlights"

4.  General Description of Registrant	"Additional Information" cover
					page "Investment Objective and
					Policies"

5.  Management of the Fund		"Management of the Fund"
					"Prospectus Summary"

6.  Capital Stock and Other
	 Securities			"Additional Information"
					"Redemption of Shares" cover
					page "Dividends, Distributions
					and Taxes"
7.  Purchase of Securities Being
	 Offered				"Purchase of Shares"
					"Prospectus Summary"
					"Management of the Fund"
					"Valuation of Shares"

8.  Redemption or Repurchase		"Redemption of Shares" "Minimum
					Account Size"

9.  Legal Proceedings			not applicable

Statement of Additional Information

Part B of Form N-1A			Information Caption

10.  Cover Page				cover page

11.  Table of Contents			"Table of Contents"

12.  General Information and History	not applicable

13.  Investment Objectives and
	 Policies				cover page "Additional
					Information Regarding
					Investment Policies"
					"Investment Restrictions" See
					Prospectus-"Investment
					Objective and Management
					Policies"

14.  Management of the Registrant		"Trustees and Officers"

15.  Control Persons and Principal
	     Holders of Securities		See Prospectus - "Additional
					Information"

16.  Investment Advisory and
	 Other Services			See Prospectus - "Management
					of the Fund" "Trustees and
					Officers" "Independent
					Auditors" "Custodian"

17.  Brokerage Allocation			See Prospectus - "Management
					of the Fund"

18.  Capital Stock and Other
	 Securities			See Prospectus - "Additional
					Information" "Voting Rights"
					"The Fund"

19.  Purchase, Redemption and
	Pricing of Securities Being
	Offered				See Prospectus - "Purchase of
					Shares" "Prospectus Summary"
					"Determination of Net Asset
					Value" See Prospectus -
					"Valuation of Shares"
					"Financial Statements"
					"Redemption of Shares"

20.  Tax Status				See Prospectus - "Dividends,
					Distributions and Taxes"

21.  Underwriters				See Prospectus - "Management
					of the Fund" "Purchase of
					Shares"

22.  Calculation of Performance Data	"Performance Information" See
					Prospectus - "Performance"

23.  Financial Statements			"Financial Statements"

Part C of Form N-1A

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Post-Effective
Amendment to the Registration Statement.

PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS
                                                                         Florida
                                                                       Portfolio

                                                                   JULY 29, 1997

                                                   Prospectus begins on page one


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

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Prospectus                                                         July 29, 1997
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      Smith Barney Muni Funds
      Florida Portfolio
      388 Greenwich Street
      New York, NY 10013
      (800) 451-2010

      The Florida Portfolio (the "Portfolio") is one of nine investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Florida and its political subdivisions, agencies and instrumentalities. The Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.

      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
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Prospectus Summary                                                            3
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Financial Highlights                                                          9
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Investment Objective and Management Policies                                 11
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Valuation of Shares                                                          16
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Dividends, Distributions and Taxes                                           17
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Purchase of Shares                                                           19
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Exchange Privilege                                                           26
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Redemption of Shares                                                         29
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Minimum Account Size                                                         32
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Performance                                                                  32
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Management of the Fund                                                       33
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Distributor                                                                  34
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Additional Information                                                       35
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      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
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Prospectus Summary
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      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Florida and its political subdivisions, agencies and instrumentalities. The Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B

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Prospectus Summary (continued)
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Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

      Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, how ever, there can be no assurance that this would be the case.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of

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Prospectus Summary (continued)
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purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A shares for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

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Prospectus Summary (continued)
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MANAGEMENT OF THE PORTFOLIO Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") serves as the Portfolio's investment manager. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The Portfolio's concentration in Florida obligations involves certain additional risks that should be considered carefully by investors. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Port folio. The market value of long-term municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax-exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

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Prospectus Summary (continued)
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THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Portfolio's operating expenses for its most recent fiscal year:

Florida Portfolio                           Class A  Class B  Class C  Class Y**
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Shareholder Transaction Expenses
  Maximum sales charge imposed on
    purchases (as a percentage of
    offering price) ........................  4.00%    None     None     None
  Maximum CDSC (as a percentage of
    original cost or redemption
    proceeds, whichever is lower) ..........  None*    4.50%    1.00%    None
Annual Portfolio Operating Expenses
(as a percentage of average net assets)
  Management Fees ..........................  0.50%    0.50%    0.50%    0.50%
  12b-1 Fees** .............................  0.15     0.65     0.70      --
  Other Expenses ...........................  0.20     0.20     0.20     0.20
                                              ----     ----     ----     ----
Total Portfolio Operating Expenses .........  0.85%    1.35%    1.40%    0.70%
                                              ----     ----     ----     ----
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  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 ** "Other Expenses" for Class Y shares have been estimated because no Class Y shares were outstanding for the year ended March 31, 1997.

*** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

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Prospectus Summary (continued)
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      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class C shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

Florida Portfolio                            1 Year  3 Years  5 Years  10 Years*
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An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

      Class A................................. $48     $66      $85      $141
      Class B.................................  59      73       84       149
      Class C.................................  24      44       77       168
      Class Y.................................   7      22       39        87

An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

      Class A................................. $48     $66      $85      $141
      Class B.................................  14      43       74       149
      Class C.................................  14      44       77       168
      Class Y.................................   7      22       39        87
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      * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

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Financial Highlights
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      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five-year period ended March 31, 1997 appears in the Fund's annual report dated March 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. As of March 31, 1997, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.

For a share of beneficial interest outstanding throughout each year:

Florida Portfolio                                 Class A Shares
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Year Ended March 31,           1997     1996(1)   1995(2)   1994    1993     1992(3)
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Net Asset Value,
Beginning of Year             $13.24    $12.89    $12.82   $13.21   $12.32   $12.00
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  Net investment income (4)     0.73      0.74      0.75     0.77     0.79     0.73
  Net realized and
   unrealized gain (loss)      (0.03)     0.35      0.08#   (0.39)    0.91     0.29
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Total from Operations           0.70      1.09      0.83     0.38     1.70     1.02
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Less Distributions From:
  Net investment income        (0.73)    (0.74)    (0.76)   (0.77)   (0.80)   (0.70)
  Net realized gains           (0.05)      --        --       --     (0.01)     --
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Total Distributions            (0.78)    (0.74)    (0.76)   (0.77)   (0.81)   (0.70)
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Net Asset Value,
  End of Year                 $13.16    $13.24    $12.89   $12.82   $13.21   $12.32
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Total Return(P)                 5.44%     8.65%     6.77%    2.75%   14.21%    8.70%++
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Net Assets,
  End of Year (millions)      $  127    $  117    $  108   $  105   $  102   $   68
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Ratios to Average
  Net Assets:
    Expenses (4)(5)             0.85%     0.70%     0.61%    0.54%    0.46%    0.23%+
    Net investment income       5.56      5.62      5.97     5.71     6.15     6.70+
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Portfolio Turnover Rate           62%       47%       43%      20%      26%      42%
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(1) Per share amounts have been calculated using the monthly average share method rather than the undistributed net investment income method because it more accurately reflects the per share data for the year.

(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3)  For the period from April 2, 1991 (inception date) to March 31, 1992.
(4) The Manager waived all or part of its fees for the year ended March 31, 1993. If such fees were not waived, the decrease in net investment income and and the expense ratio would have been $0.012 and 0.56%, respectively.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value at the beginning of the period.
(P)  Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total returns are not annualized as it may not be representative of the total return for the year.
+    Annualized.

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Financial Highlights (continued)
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For a share of beneficial interest outstanding throughout each year:

Florida Portfolio                          Class B Shares                                  Class C Shares

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Year Ended March 31,              1997       1996(1)     1995(2)        1997       1996(1)      1995       1994(3)     1993(4)
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Net Asset Value,
Beginning of Year               $ 13.23     $ 12.89     $ 11.91       $ 13.22     $ 12.89     $ 12.81     $ 13.20     $ 12.86
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Income from Operations:
  Net investment income            0.65        0.68        0.30          0.65        0.66        0.67        0.68        0.19
  Net realized and unrealized
    gain (loss)                    0.01        0.35       0.97#         (0.01)       0.35       0.08#       (0.39)       0.33
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Total from Operations              0.64        1.03        1.27          0.64        1.01        0.75        0.29        0.52
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Less Distributions From:
  Net investment income           (0.68)      (0.69)      (0.29)        (0.67)      (0.68)      (0.67)      (0.68)      (0.18)
  Net realized gains              (0.05)         --          --         (0.05)         --          --          --          --
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Total Distributions               (0.73)      (0.69)      (0.29)        (0.72)      (0.68)      (0.67)      (0.68)      (0.18)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $ 13.14     $ 13.23     $ 12.89       $ 13.14     $ 13.22     $ 12.89     $ 12.81     $ 13.20
================================================================================================================================
Total Return(P)                    4.91%       8.09%      10.77%++       4.94%       7.96%       6.12%       2.05%       4.05%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)            $51,261     $46,267     $ 1,990       $ 7,105     $ 2,665     $ 2,750     $ 2,487     $   691
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses (5)                     1.35%       1.20%       1.20%+        1.40%       1.28%       1.25%       1.24%       1.24%+
  Net investment income            4.93        5.00        5.57+         4.84        5.04        5.40        4.95        5.21+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              62%         47%         43%           62%         47%         43%         20%         26%
================================================================================================================================

(1) Per share amounts have been calculated using the monthly average share method rather than the undistributed net investment income method because it more accurately reflects the per share data for the year.
(2)  For the period from November 16, 1994 (inception date) to March 31, 1995.
(3)  On November 7, 1994 the former Class B shares were renamed Class C shares.
(4)  For the period from January 5, 1993 (inception date) to March 31, 1993.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35% and 1.40%, respectively.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P)  Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as the result may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Florida Portfolio seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio invests primarily in obligations that are issued by the State of Florida and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the various issuers, exempt from Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below. Such obligations are issued to raise money for a variety of public projects that enhance the quality of life, including health facilities, housing, airports, schools, highways and bridges. The Portfolio will seek generally to select investments which will enable its shares to be exempt from the Florida intangibles tax.


      The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.


      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds and at least two-thirds of the Portfolio's municipal bonds must be rated in the category of A or better. Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA-rated even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1 +, SP-1, SP-2, or A-1 or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of over one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

      The Portfolio will not invest more than 10% of the value of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.

      Portfolio transactions will be undertaken primarily to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 331 1/43% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      It is a fundamental policy that, under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT). It is also a fundamental policy that under normal market conditions the Portfolio will invest at least 65% of its net assets in municipal obligations issued by the State of Florida, its political subdivisions and their agencies and instrumentalities and in other municipal obligations which are exempt from the Florida intangibles tax. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the Portfolio's rating, maturity and other investment criteria.

      RISK FACTORS AFFECTING FLORIDA

      Investors should be aware that Florida municipal obligations may be adversely affected by political and economic conditions and developments within the State of Florida. Population growth in Florida since 1985 has increased approximately 26.1%. The state's current population, estimated at 14 million, is the fourth highest in the nation. Services and trade continue to be the largest employment and earning sectors reflecting the tourist element of the economy as well as growth in these activities to meet the needs of Florida's expanding population. Manufacturing, primarily high technology, electrical and electronic equipment industries and financial services are rapidly growing and diversifying elements of Florida's economy. Agriculture, once sharing with tourism the role of dominant economic sector, is now only one of several important elements.

      Florida's rapid growth is straining resources, but is also having some positive results. In many cases, the expansion of local governments is creating greater economic depth and diversity. For example, numerous insurance companies have located in Jacksonville over the past ten years, making the city a leading insurance center. During the same period, Miami's financial services sector has expanded significantly, primarily in international banking and international trade. Many other Florida cities and counties have also succeeded in their economic development efforts, as evidenced by the significant business investment throughout the state.

      Florida has taken the lead among U.S. states with a long-term comprehensive growth management plan for local governments. The plan should enhance economic development by keeping growth in line with developing resources and costs. The growth initiative affects population, infrastructure, employment, education, transportation, and water supply -- all vital elements of economic stability.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      Additional information regarding the state is included in the Statement of Additional Information.

      RISK AND INVESTMENT CONSIDERATIONS

      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the Portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligations and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

      The Fund is registered as a "non-diversified" company under the Investment Company Act of 1940, as amended (the "1940 Act") in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, non-diversification allows up to 50% of a Portfolio's total assets to be invested in as few as two single issuers. In the event of a decline in the creditworthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio will entail greater risk than in a portfolio having a policy of diversification because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      PORTFOLIO TRANSACTIONS AND TURNOVER

      The Portfolio's securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.

      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time) on each day that the NYSE is open, by dividing the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when the Trustees have determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Trustees.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      Dividends from the Portfolio's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually.

      If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gains distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

      The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

      TAXES

      The Portfolio intends to qualify as a "regulated investment company" and to meet the requirements for distributing "exempt-interest dividends" under the Code so that no Federal income taxes will be payable by the Portfolio and dividends representing net interest received on municipal obligations will not be includable by shareholders in their gross income for Federal income tax purposes. To the extent dividends are derived from taxable income from temporary investments, market discounts or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Capital gains distributions, if any, whether paid in cash or invested in shares of the Portfolio, will be taxable to shareholders.

      Exempt-interest dividends allocable to interest received by the Portfolio from the AMT-Subject Bonds in which the Portfolio may invest will be treated as interest paid directly on such obligations and will give rise to an "item of tax preference" that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which a special measure of income (including exempt-interest dividends) exceeds the amount otherwise determined to be alternative

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

minimum taxable income. Accordingly, investment in the Portfolio may cause shareholders to be subject to (or result in an increased liability under) the AMT. The Fund will annually furnish to its shareholders a report indicating the ratable portion of exempt-interest dividends attributable to AMT-Subject Bonds.

      The Portfolio will be treated as a separate regulated investment company for Federal tax purposes. Accordingly, the Portfolio's net investment income is determined separately based on the income earned on its securities less its costs of operations. The Portfolio's net long-term and short-term gain (loss) realized on investments is determined after offsetting any capital loss carryover of the Portfolio from prior periods.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than six months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers concerning an investment in the Portfolio.

      FLORIDA TAXES

      Florida currently does not impose an income tax on individuals. Thus individual shareholders of the Portfolio will not be subject to any Florida state income tax on distributions received from the Portfolio. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

      Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Certain types of municipal obligations of Florida issuers, U.S. Treasury securities and municipal obligations issued by certain U.S. territories and possessions are exempt from this intangibles tax. Consistent with its fundamental policy to invest not less than 80% of its assets in municipal obligations the interest on which is exempt from Federal income taxes (other than the alternative minimum tax), the Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and will attempt to ensure that all of its assets held on the annual assessment date are exempt from this tax. The Fund also has received a ruling from the Florida Department of Revenue that, if on the annual assessment date of any year the Portfolio consists solely of such exempt assets, then the Portfolio's shares will be exempt from the Florida intangibles tax. The Portfolio intends to provide shareholders annually with information relating to its assets necessary to permit shareholders to determine whether the value of Portfolio shares held is exempt from the Florida intangibles tax.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

      Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. The Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

      The foregoing is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL

      The Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

      Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Portfolio's Systematic Investment Plan on a monthly basis, the minimum initial investment

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A for employees of Travelers and its subsidiaries, including Smith Barney, and their spouses and children, unitholders who invest distributions from a UIT sponsored by Smith Barney, and Trustees or Directors of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

================================================================================
                                        Sales Charge               Dealer's
                                     % of       % of Amount  Reallowance as % of
   Amount of Investment         Offering Price    Invested      Offering Price
--------------------------------------------------------------------------------
   Less than   $ 25,000              4.00%          4.17%            3.60%
     $25,000 -   49,999              3.50           3.63             3.15
     $50,000 -   99,999              3.00           3.09             2.70
    $100,000 -  249,999              2.50           2.56             2.25
    $250,000 -  499,999              1.50           1.52             1.35
    $500,000 and over                  *              *                *
================================================================================

      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION

      Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be made pursuant to an employer-or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      DEFERRED SALES CHARGE ALTERNATIVES

      "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

     Year Since Purchase
     Payment Was Made                                                CDSC
     ---------------------------------------------------------------------------
     First                                                           4.50%
     Second                                                          4.00
     Third                                                           3.00
     Fourth                                                          2.00
     Fifth                                                           1.00
     Sixth and thereafter                                            0.00
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total of number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary --Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e)

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or other wise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Fund Name
--------------------------------------------------------------------------------
Growth Funds
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Disciplined Small Cap Fund, Inc.
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Growth Opportunity Fund
      Smith Barney Large Capitalization Growth Fund.
      Smith Barney Managed Growth Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Special Equities Fund

Growth and Income Funds
      Concert Social Awareness Fund
      Smith Barney Convertible Fund
      Smith Barney Funds, Inc. -- Equity Income Portfolio
      Smith Barney Growth and Income Fund
      Smith Barney Premium Total Return Fund
      Smith Barney Utilities Fund

Taxable Fixed-Income Funds
   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
  *** Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio
      Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.

Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Muni Funds -- Georgia Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- New York Portfolio

      Smith Barney Muni Funds -- Pennsylvania Portfolio

      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund
      Smith Barney Tax-Exempt Income Fund

International Funds
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
      Smith Barney Allocation Concert Series Inc. -- Balanced Portfolio Smith Barney Allocation Concert Series Inc. -- Conservative Portfolio Smith Barney Allocation Concert Series Inc. -- Growth Portfolio
      Smith Barney Allocation Concert Series Inc. -- High Growth Portfolio Smith Barney Allocation Concert Series Inc. -- Income Portfolio

Money Market Funds
    + Smith Barney Exchange Reserve Fund
  *** Smith Barney Money Funds, Inc. -- Cash Portfolio
  *** Smith Barney Money Funds, Inc. -- Government Portfolio
   ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

  *** Smith Barney Municipal Money Market Fund, Inc.
  *** Smith Barney Muni Funds -- California Money Market Portfolio *** Smith Barney Muni Funds -- New York Money Market Portfolio

----------
  * Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
 ** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio.
  + Available for exchange with Class B and Class C shares of the Portfolio. ++ Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund ex changed, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:

      Smith Barney Muni Funds/Florida Portfolio
      Class A, B, C or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts with drawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to redeem involuntarily any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      From time to time the Portfolio may include its yield, tax equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature the Portfolio may also include its distribution rate. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income, which does not include any element of non-tax exempt income, if any, is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and tax equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specific period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

same manner but without annualizing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      TRUSTEES


      Overall responsibility for management and supervision of the Fund rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.


      MANAGER

      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.

      SBMFM was incorporated in 1968 under the laws of Delaware. SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of May 31, 1997, SBMFM had aggregate assets under management in excess of $87 billion.

      SBMFM provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. At a Meeting of Shareholders of the Portfolio held on December 15, 1995, the shareholders approved a new management agreement that increased the effective management fee paid by the Fund on behalf of the Portfolio from 0.45% to 0.50% of the Portfolio's average daily net assets. The new management agreement also provides that the Portfolio's investment manager shall voluntarily reduce its fee to the extent that in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest, and extraordinary expenses, such as litigation and indemnification expenses, exceed 0.70% of such Portfolio's average daily net assets. (Certain Class specific expenses, such as 12b-1 fees, will also continue to be excluded when determining whether the expense limitation applies.) Previously, the expense limitation was 0.65%. The change in the rate of the expense limitation corresponds to the change in the rate of the management fee.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

The increased management fee and expense limitation became effective on December 18, 1995.

      For the fiscal year ended March 31, 1997, total expenses were 0.85% of the average daily net assets for Class A shares; 1.35% of the average daily net assets for Class B shares; and 1.40% of the average daily net assets for Class C shares.

      PORTFOLIO MANAGEMENT

      Peter M. Coffey, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since its inception (April 2, 1991) and manages the day-to-day operations of the Portfolio, including making all investment decisions. Mr. Coffey also serves as the portfolio manager for many of the Fund's other non-money market Portfolios.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1997 is included in the Annual Report dated March 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase, will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------

costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

      Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A, Class B, Class C and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the shareholder service and distribution of Class A, Class B and Class C shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Portfolio's Rule 12b-1 distribution plan which pertain to that particular Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting of shareholders upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                                                    ------------

                                               A Member of TravelersGroup [LOGO]


                                                                    Smith Barney
                                                                      Muni Funds
                                                               Florida Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                    FD 0605 7/97

PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                         Georgia
                                                                       Portfolio

                                                                   July 29, 1997

                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1997
--------------------------------------------------------------------------------

     Smith Barney Muni Funds
     Georgia Portfolio
     388 Greenwich Street
     New York, New York 10013
     (800) 451-2010

     The Georgia Portfolio (the "Portfolio") is one of nine investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Georgia personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Georgia and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.

     This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

     Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
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Prospectus Summary                                                             3
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Financial Highlights                                                           9
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Investment Objective and Management Policies                                  11
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Valuation of Shares                                                           16
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Dividends, Distributions and Taxes                                            16
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Purchase of Shares                                                            19
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Exchange Privilege                                                            25
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Redemption of Shares                                                          28
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Minimum Account Size                                                          31
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Performance                                                                   31
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Management of the Fund                                                        32
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Distributor                                                                   33
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Additional Information                                                        34
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     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
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Prospectus Summary
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     The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

     INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Georgia personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Georgia and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."

     ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

     Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

     Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

     Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B

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Prospectus Summary (continued)
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Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

     Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

     Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

     In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

     Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so their entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

     Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

     Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of

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Prospectus Summary (continued)
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purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

     Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

     See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

     PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

     INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum initial investment requirement for purchases of Portfolio shares through the Systematic Investment Plan are described below. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

     SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares"

     REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

     MANAGEMENT OF THE PORTFOLIO Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") serves as the Portfolio's

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Prospectus Summary (continued)
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investment manager. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

     EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

     VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

     DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

     REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

     RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The Portfolio's concentration in Georgia obligations involves certain additional risks that should be care fully considered by an investor. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of long-term municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax-exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

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Prospectus Summary (continued)
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     THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:


Georgia Portfolio                          Class A   Class B  Class C   Class Y
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Shareholder Transaction Expenses
  Maximum sales charge imposed on purchases
    (as a percentage of offering price).....  4.00%     None     None     None
  Maximum CDSC
    (as a percentage of original cost or
    redemption proceeds, ...................
    whichever is lower).....................  None*     4.50%    1.00%    None

Annual Portfolio Operating Expenses**
  (as a percentage of average net assets)
    Management fees (after fee waiver)......  0.33%     0.33%    0.33%    0.33%
    12b-1 fees***...........................  0.15      0.65     0.70     --
    Other expenses****......................  0.30      0.32     0.31     0.30
                                              ----      ----     ----     ----
  Total Portfolio Operating Expenses........  0.78%     1.30%    1.34%    0.63%
                                              ====      ====     ====     ====
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     * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.


      ** "Management fees" have been restated to reflect the management fee waiver currently in effect for the Portfolio. Absent the fee waiver, the management fee would be incurred at the rate of 0.45% of each Class' average daily net assets for the current fiscal period. Absent the fee waiver, total expenses would be incurred at the rates of 90%, 1.42%, 1.46% and 0.75% for Class A, Class B, Class C and Class Y shares, respectively.

     *** Upon conversion of Class B shares to Class A shares such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     **** For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding for the period ended March 31, 1997.


     Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.5%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

     The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may

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Prospectus Summary (continued)
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actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class C shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

     EXAMPLE

     The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

Georgia Portfolio                            1 Year  3 Years  5 Years  10 Years*
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An investor would pay the following expenses
 on a $1,000 investment, assuming (1) 5.00%
 annual return and (2) redemption at the end
 of each time period:
      Class A................................  $48     $64      $82     $133
      Class B................................   58      71       81      142
      Class C................................   24      42       73      161
      Class Y................................    6      20       35       79

An investor would pay the following expenses
 on the same investment, assuming the same
 annual return and no redemption:
      Class A................................  $48     $64      $82     $133
      Class B................................   13      41       71      142
      Class C................................   14      42       73      161
      Class Y................................    6      20       35       79
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     * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

     The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

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Financial Highlights
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     The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated March 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

For a share of beneficial interest outstanding throughout each year:

Georgia Portfolio                                       Class A Shares
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Year Ended March 31,                              1997       1996      1995(1)
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Net Asset Value, Beginning of Year               $12.50     $12.10     $12.00
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Income From Operations:
  Net investment income (2)                        0.69       0.70       0.62
  Net realized and unrealized gain (loss)          0.04       0.45       0.10#
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Total Income from Operations                       0.73       1.15       0.72
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Less Distributions From:
  Net investment income                           (0.67)     (0.70)     (0.62)
  Net realized gains                              (0.08)     (0.05)     --
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Total Distributions                               (0.75)     (0.75)     (0.62)
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Net Asset Value, End of Year                     $12.48     $12.50     $12.10
Total Return(P)                                    5.95%      9.67%      6.29%++
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Net Assets, End of Year (000s)                  $14,495     $9,744     $8,520
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Ratios to Average Net Assets:
  Expenses (2)(3)                                  0.48%      0.38%      0.28%+
  Net investment income                            5.49       5.57       5.43+
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Portfolio Turnover Rate                              81%        63%        34%
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(1)  For the period from April 4, 1994 (inception date) to March 31, 1995.
(2) The Manager has waived all or part of its fees for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager has reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                                                       Expense Ratios
                    Net Investment Income     Without Expense Reimbursements
                     Per Share Decreases              and Fee Waivers
                 ------------------------     ------------------------------
                 1997     1996      1995      1997       1996        1995
                 -----    -----     -----     -----      -----       -----
      Class A    $0.04    $0.11     $0.12     0.90%      1.23%      1.20%+

(3) As a result of voluntary expense limitations, expense ratio would not exceed 0.80% for Class A shares.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P)  Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.

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Financial Highlights (continued)
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For a share of beneficial interest outstanding throughout each year:

Georgia Portfolio                            Class B Shares(1)        Class C Shares(2)
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Year Ended March 31,                      1997     1996    1995(3)   1997     1996   1995(4)
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Net Asset Value, Beginning of Year       $12.50   $12.11   $12.27   $12.49   $12.09  $12.06
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Income From Operations:
  Net investment income (5)                0.62     0.64     0.49     0.62     0.63    0.55
  Net realized and unrealized gain (loss)  0.04     0.45    (0.16)#   0.03     0.46    0.04#
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Total Income from Operations               0.66     1.09     0.33     0.65     1.09    0.59
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Less Distributions From:
  Net investment income                   (0.61)   (0.65)   (0.49)   (0.60)   (0.64)  (0.56)
  Net realized gains                      (0.08)   (0.05)    --      (0.08)   (0.05)   --
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Total Distributions                       (0.69)   (0.70)   (0.49)   (0.68)   (0.69)  (0.56)
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Net Asset Value, End of Year             $12.47   $12.50   $12.11   $12.46   $12.49  $12.09
Total Return(P)                            5.33%    9.08%    2.88%++  5.28%    9.12%   5.11%++
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Net Assets, End of Year (000s)           $7,354   $5,461   $2,551   $3,221   $2,914  $1,295
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Ratios to Average Net Assets:
  Expenses (5)(6)                          1.00%    0.92%    0.85%+   1.04%    0.97%   0.90%+
  Net investment income                    4.97     5.20     5.37+    4.93     5.18    5.22+
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Portfolio Turnover Rate                      81%      63%      34%      81%      63%     34%
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(1)  On November 7, 1994, the former Class E shares were renamed Class B shares.
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from June 15, 1994 (inception date) to March 31, 1995.
(4)  For the period from April 14, 1994 (inception date) to March 31, 1995.
(5) The Manager has waived all or part of its fees for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager has reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                                                           Expense Ratios
                    Net Investment Income         Without Expense Reimbursements
                     Per Share Decreases                  and Fee Waivers
                 ---------------------------      ------------------------------
                 1997       1996       1995       1997       1996        1995
                 -----      -----      -----      -----      -----       -----
     Class B      $0.05      $0.10      $0.11      1.42%      1.77%       1.82%+
     Class C       0.05       0.10       0.12      1.46       1.82        1.85+

(6) As a result of voluntary expense limitations, expense ratios would not exceed 1.30% and 1.35% for Class B and C shares, respectively.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P)   Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.

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Investment Objective and Management Policies
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     The Portfolio seeks as high a level of income exempt from Federal income taxes and from the personal income taxes of the State of Georgia as is consistent with prudent investing. The Portfolio will invest primarily in obligations of the State of Georgia and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the various issuers, exempt from state as well as Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below. Such obligations are issued to raise money for a variety of public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. The Portfolio invests its assets in securities of ranging maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.

     The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

     Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

     Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds and at least two-thirds of the Portfolio's municipal bonds must be rated in the category of A or better. Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") and AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA rated even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated Baa

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Investment Objective and Management Policies (continued)
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or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

     The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of over one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

     The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market.

     The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the

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Investment Objective and Management Policies (continued)
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purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although a Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.

     Portfolio transactions will be undertaken primarily to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

     The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

     The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less that its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

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Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

     It is a fundamental policy that, under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT). It is also a fundamental policy that, under normal market conditions, the Portfolio will invest at least 65% of its assets in municipal obligations the interest on which is also exempt from the personal income taxes of the State of Georgia in the opinion of bond counsel to the issuers. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the Portfolio's rating, maturity and other investment criteria. To the extent the Portfolio is so invested, the investment objective may not be achieved.

     RISK AND INVESTMENT CONSIDERATIONS

     The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset value.

     The Fund is registered as a "non-diversified" company under the Investment Company Act of 1940, as amended (the "1940 Act") in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, non-diversification allows up to 50% of the Portfolio's total assets to be invested in as few as two single issuers. In the event of decline in creditworthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio will entail greater risk than in a portfolio having a policy of diversification because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

     RISK FACTORS AFFECTING GEORGIA

     Georgia's economy has experienced sustained economic expansion, a low debt burden, conservative fiscal management and a generally strong financial position. Since 1986, Georgia's employment gains substantially exceeded that of the region and the U.S. Despite slower growth since the end of 1996, the long-term rate of increase is still expected to exceed the national average. While general obligation debt issuances have increased recently, debt burden remains low and the retirement schedule is rapid. The Portfolio's ability to achieve its investment objective is dependent upon the ability of the issuers of Georgia obligations to meet their continuing obligations for the payment of principal and interest. The Portfolio's concentration in Georgia obligations involves certain additional risks that should be considered carefully by investors. Certain Georgia constitutional and statutory limitations with respect to indebtedness incurred by Georgia's governmental entities, departments and agencies could result in certain adverse consequences affecting Georgia's obligations and may have the effect of impairing the ability of certain issuers of Georgia obligations to pay principal and interest on their obligations.

     Additional information regarding the state is included in the Statement of Additional Information.

     PORTFOLIO TRANSACTIONS AND TURNOVER

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.

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Valuation of Shares
--------------------------------------------------------------------------------

     The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception

     The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time) on each day that the NYSE is open, by dividing the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

     When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when the Trustees have determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Trustees.

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Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Portfolio's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually.

     If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

     Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data")

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Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

     The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Port folio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

     TAXES

     The Portfolio intends to qualify as a "regulated investment company" and to meet the requirements for distributing "exempt-interest dividends" under the Code so that no Federal income taxes will be payable by the Portfolio and dividends representing net interest received on municipal obligations will not be includable by shareholders in their gross income for Federal income tax purposes. To the extent dividends are derived from taxable income from temporary investments, market discounts or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.
Capital gains distributions, if any, whether paid in cash or invested in shares of the Portfolio, will be taxable to shareholders.

     Exempt-interest dividends allocable to interest received by the Portfolio from the AMT-Subject Bonds in which the Portfolio may invest will be treated as interest paid directly on such obligations and will give rise to an "item of tax preference" that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which a special measure of income (including exempt-interest dividends) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, investment in the Portfolio may cause shareholders to be subject to (or result in an increased liability under) the AMT. The Fund will annually furnish to its shareholders a report indicating the ratable portion of exempt-interest dividends attributable to AMT-Subject Bonds.

     The Portfolio will be treated as a separate regulated investment company for Federal tax purposes. Accordingly, the Portfolio's net investment income is determined separately based on the income earned on its securities less its costs of operations. The Portfolio's net long-term and short-term gain (loss) realized on investments is determined after offsetting any capital loss carryover of the Portfolio from prior periods.

     Under the Code, interest on indebtedness incurred or continued to purchase or

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than six months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers concerning an investment in the Portfolio.

     GEORGIA TAXES

     Dividends and distributions by the Portfolio to a Georgia resident that are attributable to interest on Georgia municipal obligations or direct obligations of the United States and its territories and possessions will not be subject to the State of Georgia income tax. Dividends or other distributions by the Portfolio which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, will be subject to the State of Georgia income tax at the applicable rate. There is no specific statutory or regulatory exception that would exempt shares of a regulated investment company, including regulated investment companies that only hold municipal obligations or other direct obligations of the United States and its territories and possessions, from the Georgia intangibles tax. Except, the Georgia Department of Revenue has now conceded that the intangibles tax does not apply to shares of a mutual fund or a unit investment trust to the extent the value of the shares reflects the value of U.S. government securities held by the fund, if the fund or trust is organized as a business trust.

     Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the Portfolio's ability to diversify geographically. The Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gains dividends.

     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders. Additional tax information of revelance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

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Purchase of Shares
--------------------------------------------------------------------------------

     GENERAL

     The Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

     Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

     Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50.00. There are no mini mum investment requirements in Class A for employees of Travelers and its subsidiaries, including Smith Barney, and Trustees or Directors of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

     Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

     SYSTEMATIC INVESTMENT PLAN

     Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through pre-authorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

     INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

     The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

================================================================================
                                       Sales Charge
                                       ------------               Dealer's
                                    % of        % of Amount  Reallowance as % of
   Amount of Investment        Offering Price    Invested      Offering Price
--------------------------------------------------------------------------------

   Less than $25,000                4.00%           4.17%           3.60%
    $25,000 - 49,999                3.50            3.63            3.15
     50,000 - 99,999                3.00            3.09            2.70
     100,000-249,999                2.50            2.56            2.25
     250,000-449,999                1.50            1.52            1.25
    500,000 and over*                  *               *               *
================================================================================
     * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

     The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

     INITIAL SALES CHARGE WAIVERS


     Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or other wise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


     RIGHT OF ACCUMULATION

     Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     GROUP PURCHASES

     Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Portfolio at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

     LETTER OF INTENT

     Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

     Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

     DEFERRED SALES CHARGE ALTERNATIVES

     "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

     Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

(d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of deter mining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

    Year Since Purchase
     Payment Was Made                                                CDSC
--------------------------------------------------------------------------------
            First                                                    4.50%
            Second                                                   4.00
            Third                                                    3.00
            Fourth                                                   2.00
            Fifth                                                    1.00
            Sixth and thereafter                                     0.00
--------------------------------------------------------------------------------

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

     In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

     To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

     WAIVERS OF CDSC

     The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"), provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

     CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

     Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made.

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Exchange Privilege (continued)
--------------------------------------------------------------------------------

FUND NAME
--------------------------------------------------------------------------------

Growth Funds
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Disciplined Small Cap Fund, Inc.
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Growth  Opportunity Fund
      Smith Barney Large Capitalization Growth Fund
      Smith Barney Managed Growth Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Special Equities Fund

Growth and Income Funds
      Concert Social Awareness Fund
      Smith Barney Convertible Fund
      Smith Barney Funds, Inc. -- Equity Income Portfolio
      Smith Barney Growth and Income Fund
      Smith Barney Premium Total Return Fund
      Smith Barney Utilities Fund

Taxable Fixed-Income Funds
   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
  *** Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio
      Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.


Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Muni Funds -- Florida Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- New York Portfolio
      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Smith Barney Oregon Municipals Fund
      Smith Barney Tax-Exempt Income Fund

International Funds
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
      Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
    + Smith Barney Exchange Reserve Fund
  *** Smith Barney Money Funds, Inc. -- Cash Portfolio
  *** Smith Barney Money Funds, Inc. -- Government Portfolio

   ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
  *** Smith Barney Municipal Money Market Fund, Inc.
  *** Smith Barney Muni Funds -- California Money Market Portfolio
  *** Smith Barney Muni Funds -- New York Money Market Portfolio
---------------
  * Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
 ** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio.
  + Available for exchange with Class B and Class C shares of the Portfolio. ++ Available for exchange with Class A shares of the Portfolio.

     Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

     Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of the

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

     Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

     The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

     Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:

     Smith Barney Muni Funds/Georgia Portfolio
     Class A, B, C or Y (please specify)
     c/o First Data Investor Services Group, Inc.
     P.O. Box 5128
     Westborough, Massachusetts 01581-5128

     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

     AUTOMATIC CASH WITHDRAWAL PLAN

     The Portfolio offers shareholders an automatic cash withdrawal plan, under

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

     TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

     Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.

     Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

     A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net value next determined.

     Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

     The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

     From time to time the Fund may include a Portfolio's yield, tax equivalent yield, total return and average annual total return in advertisements. In other types of sales literature, the Fund may also include the Portfolio's distribution rate. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that a

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and tax equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

     TRUSTEES

     Overall responsibility for management and supervision of the Fund rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.

     MANAGER

     The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.

     SBMFM was incorporated in 1968 under the laws of Delaware. SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of May 31, 1997, SBMFM had aggregate assets under management in excess of $87 billion.

     SBMFM provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the management agreement provides that the Fund will pay SBMFM an annual fee calculated at the rate of 0.45% of the Portfolio's average daily net assets for each Class of shares. SBMFM waived a portion of its management fee for the Portfolio for the fiscal year ended March 31, 1997. For the past fiscal year, total operating expenses were 0.48% of the average daily net assets for Class
A shares; 1.00% of the average daily net assets for Class B shares; and 1.04% of the average daily net assets for Class C shares. For the current fiscal year, total operating expenses are anticipated to be 0.78% of the average daily net assets for Class A shares; 1.30% of the average daily net assets of Class B shares; and 1.34% of the average daily net assets of Class C shares. The anticipated expenses for the current fiscal year reflect the current management fee waiver in effect.

     PORTFOLIO MANAGEMENT

     Peter M. Coffey, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since it commenced operations (April 4, 1994) and manages the day-to-day operations of the Portfolio, including making all investment decisions. Mr. Coffey also serves as the portfolio manager for many of the Fund's other non-money market Portfolios.

     Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1997 is included in the Annual Report dated March 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

     Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------

servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

     The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

     Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

     The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed. Class A, Class B, Class C and Class Y shares of each Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A, Class B and Class C shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertains to that Class. It is the intention of the Fund not to hold annual meetings of share holders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting of shareholders upon a vote of 10% of the Fund's out standing shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act.

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Additional Information (continued)
--------------------------------------------------------------------------------

Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

     PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Portfolio's investments.

     First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

     The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                                                    ------------

                                                A Member of TravelersGroup[logo]

                                                                    Smith Barney
                                                                      Muni Funds
                                                               Georgia Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                    FD 0771 7/97

PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                         Limited
                                                                            Term
                                                                       Portfolio

                                                                   July 29, 1997

                                                   Prospectus begins on page one


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1997
--------------------------------------------------------------------------------

     Smith Barney Muni Funds
     Limited Term Portfolio
     388 Greenwich Street
     New York, New York 10013
     (800) 451-2010

     The Limited Term Portfolio (the "Portfolio") is one of nine investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will normally invest in securities with remaining maturities no greater than 20 years. The dollar-weighted average maturity of the Portfolio will normally be not less than three nor more than 10 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.

     This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

     Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
--------------------------------------------------------------------------------

Prospectus Summary                                                           3
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Financial Highlights                                                         8
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Investment Objective and Management Policies                                10
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Valuation of Shares                                                         14
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Dividends, Distributions and Taxes                                          15
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Purchase of Shares                                                          17
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Exchange Privilege                                                          23
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Redemption of Shares                                                        25
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Minimum Account Size                                                        28
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Performance                                                                 28
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Management of the Fund                                                      29
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Distributor                                                                 31
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Additional Information                                                      32
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================================================================================
     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

     The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

     INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will normally invest in securities with remaining maturities no greater than 20 years. The dollar-weighted average maturity of the Portfolio will normally be not less than three nor more than 10 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."

     ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers three classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered two Classes of shares: Class A shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A third Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

     Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of 2.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- No Initial Sales Charge."

     Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.20% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

     Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

no initial sales charge or CDSC. They are not subject to any service or distribution fees.

     In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

     Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for purchase of shares without an initial sales charge and the shares are subject to lower ongoing expenses over the term of the investment. As an alter native, Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, investors should consider the effect of the CDSC period in the context of their own investment time frame.

    No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." See "Purchase of Shares." Because the ongoing expenses of Class A shares will be lower than those for Class C shares, purchasers eligible to purchase Class A shares at net asset value should consider doing so.

     Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class C shares is the same as that of the initial sales charge on the Class A shares.

     See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

     PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

     INVESTMENT MINIMUMS Investors in Class A and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A shares for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

     SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares."

     REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

     MANAGEMENT OF THE PORTFOLIO Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") serves as the Portfolio's investment manager. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments:
Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

     EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

     VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

     DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

     REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. See "Dividends, Distributions and Taxes."

     RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. See "Investment Objective and Management Policies."

     THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Portfolio's operating expenses for its most recent fiscal year:


Limited Term Portfolio                           Class A     Class C   Class Y**
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
   (as a percentage of offering price)            2.00%        None      None
   Maximum CDSC (as a percentage of original
   cost or redemption proceeds,
   whichever is lower)                            None*        1.00%     None

Annual Portfolio Operating Expenses
(as a percentage of average net assets)
   Management fees                                0.50%        0.50%     0.50%
   12b-1 fees***                                  0.15         0.35       --
   Other expenses                                0.10         0.12      0.10
                                                  -----        -----     -----
Total Portfolio Operating Expenses                0.75%        0.97%     0.60%
                                                  =====        =====     =====
--------------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

** For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding for the year ended March 31, 1997.

*** Class C shares are subject to an ongoing distribution fee and, as a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      Class A shares of the Portfolio purchased through the Smith Barney Asset One Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of the assets held through the Program. For more information, please call

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

your Smith Barney Financial Consultant.

     The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class C shares and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class C shares, an annual 12b-1 fee of 0.35% of the value of average daily net assets of that Class, consisting of a 0.20% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

     EXAMPLE
     The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and
"Management of the Fund."

Limited Term Portfolio                        1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

      Class A...............................    $28      $43      $61     $111
      Class C...............................     20       31       54      119
      Class Y...............................      6       19       33       75

An investor would pay the following expenses
 on the same investment, assuming the same
 annual return and no redemption:
      Class A...............................    $28      $43      $61     $111
      Class C...............................     10       31       54      119
      Class Y...............................      6       19       33       75
--------------------------------------------------------------------------------

     The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five-year period ended March 31, 1997 appear in the Fund's annual report dated March 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. As of March 31, 1997, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.


For a share of beneficial interest outstanding throughout each year:
Limited Term Portfolio                                               Class A Shares(1)
------------------------------------------------------------------------------------------------------------------
Year Ended March 31,              1997    1996     1995     1994      1993     1992     1991     1990     1989(2)
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                $6.61   $6.54    $6.55    $6.68     $6.45    $6.38    $6.28    $6.20    $6.25
------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)       0.34    0.36     0.36     0.37      0.39     0.42     0.43     0.44     0.13
  Net realized and unrealized
  gain (loss)                    (0.06)   0.07      --     (0.13)     0.23     0.07     0.07     0.10    (0.05)
------------------------------------------------------------------------------------------------------------------
Total Income from  Operations     0.28    0.43     0.36     0.24      0.62     0.49     0.50     0.54     0.08
==================================================================================================================
Less Distributions From:
  Net investment income          (0.35)  (0.36)   (0.37)   (0.37)    (0.39)   (0.42)   (0.40)   (0.46)   (0.13)
------------------------------------------------------------------------------------------------------------------
Total Distributions              (0.35)  (0.36)   (0.37)   (0.37)    (0.39)   (0.42)   (0.40)   (0.46)   (0.13)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year     $6.54   $6.61    $6.54    $6.55     $6.68    $6.45    $6.38    $6.28    $6.20
==================================================================================================================
Total Return(P)                   4.30%   6.65%    5.69%    3.65%     9.82%    7.99%    8.23%    9.07%    1.09%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year
  (millions)                     $ 260   $ 278    $ 245    $ 282     $ 242    $ 157    $  65    $  20    $   5
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                    0.75%   0.75%    0.61%    0.53%     0.55%    0.49%    0.33%    0.30%    0.30%+
  Net Investment Income           5.16    5.43     5.61     5.53      5.90     6.42     6.77     6.98     6.58+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             46%     26%      22%      25%       25%      26%      15%      65%      14%
==================================================================================================================

(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(2)  For the period from November 28, 1988 (inception date) to March 31, 1989.
(3) The Manager has waived all or a part of its fees for each of the years in the four-year period ended March 31, 1992. If such fees were not waived, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:


                                Net Investment Income                                 Expense Ratios
                                 Per Share Decrease                                 Without Fee Waivers
                        ----------------------------------                  ----------------------------------
                        1992      1991      1990      1989                  1992      1991      1990      1989
------------------------------------------------------------------------------------------------------------------
    Class A            $0.003    $0.011    $0.018    $0.022                 0.56%     0.30%     0.30%    0.30%+
------------------------------------------------------------------------------------------------------------------

(P)  Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:


                                                                  Class C                             Class Y
Limited Term Portfolio                                           Shares (1)                           Shares
--------------------------------------------------------------------------------------------------------------
Year Ended March 31,                        1997        1996       1995        1994      1993 (2)     1996 (3)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                          $6.61       $6.54      $6.54       $6.68       $6.62       $6.56
--------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.33        0.35       0.35        0.35        0.10        0.37
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)  (0.06)       0.06       0.00       (0.14)       0.05        0.06
--------------------------------------------------------------------------------------------------------------
Total Income from Operations                0.27        0.41       0.35        0.21        0.15        0.43
==============================================================================================================
Less Distributions From:
  Net investment income                    (0.34)      (0.34)     (0.35)      (0.35)      (0.09)      (0.37)
--------------------------------------------------------------------------------------------------------------
Total distributions                        (0.34)      (0.34)     (0.35)      (0.35)      (0.09)      (0.37)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $6.54       $6.61      $6.54       $6.54       $6.68       $6.62
==============================================================================================================
Total Return(P)                             4.10%       6.45%      5.51%       3.15%       2.28%++     6.63%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $  28       $  29      $  27       $  27       $   6        $214
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.97        0.96%      0.89%       0.88%       0.88%+      0.58%+
  Net investment income                     4.94        5.22       5.34%       5.10%       5.35%+      5.56%+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       46%         26%        22%         25%         25%         26%
==============================================================================================================

(1)  On November 7, 1994 the former Class B Shares were renamed Class C Shares.
(2)  For the period from January 5, 1993 (inception date) to March 31, 1993.
(3)  For the period from April 4, 1995 (inception date) to March 31, 1996.
(P)  Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

     The Portfolio seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing.

     The Portfolio will normally invest in securities with remaining maturities no greater than 20 years. The dollar-weighted average maturity of the Portfolio will normally be not less than three nor more than 10 years.

     The Portfolio will seek to be fully invested in obligations that are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities that were, in the opinion of bond counsel to the issuer, exempt from Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below. Such obligations are issued to raise money for a variety of public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges.

     The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

     Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he or she is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

     Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds and at least two-thirds of the Portfolio's municipal bonds must be rated in the category of A or better. Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

considered AAA rated even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.


     The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG I or MIG 2, VMIG I or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-I +, SP-I, SP-2, or A-l or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization, or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30-days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

     The Portfolio will not invest more than 10% of the value of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market.

     The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.

     Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

     The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 331 1/43% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

     The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

     In each of the Fund's prior fiscal years, 100% of the Portfolio's dividends were exempt-interest dividends, excludable from gross income for Federal income tax purposes. It is a fundamental policy that under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT.) The Portfolio may invest up to 20% of its assets in taxable fixed-income securities but only in obligations issued or guaranteed by the full faith and credit of the United States and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the Portfolio's rating, maturity and other investment criteria.

     RISK AND INVESTMENT CONSIDERATIONS

     The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, they will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the Portfolios and the value of the portfolio securities would be

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

affected. The Trustees would then reevaluate the Portfolios' investment objectives and policies.

     PORTFOLIO TRANSACTIONS AND TURNOVER

     The Portfolio's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.

     The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

     The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

     When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when the Trustees have determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Trustees.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Portfolio's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually.

     If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

     Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"), should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

     The per share dividends on Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class C and Class Y shares.

     TAXES

     The Portfolio intends to qualify as a "regulated investment company" and to meet the requirements for distributing "exempt-interest dividends" under the Internal Revenue Code of 1986, as amended (the "Code") so that no Federal income taxes will be payable by the Portfolio and dividends representing net interest received on municipal obligations will not be includable by shareholders in their gross income for Federal income tax purposes. To the extent dividends are derived from taxable income from temporary investments, from market discounts or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. No portion of such dividends would qualify for the corporate dividends-received deduction. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time a shareholder has owned shares of the Portfolio and regardless of whether such distributions are received in cash or in additional shares.

     Exempt-interest dividends allocable to interest received by the Portfolio from the AMT-Subject Bonds in which the Portfolio may invest will be treated as interest paid directly on such obligations and will give rise to an "item of tax preference"

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which a special measure of income (including exempt-interest dividends) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, investment in the Portfolio may cause shareholders to be subject to (or result in an increased liability under) the AMT. The Fund will annually furnish to its shareholders a report indicating the ratable portion of exempt-interest dividends attributable to AMT-Subject Bonds.

     The Portfolio will be treated as a separate regulated investment company for Federal tax purposes. Accordingly, the Portfolio's net investment income is determined separately based on the income earned on its securities less its costs of operations. The Portfolio's net long-term and short-term gain (loss) realized on investments is determined separately and net capital gains distributed by the Portfolio are determined after offsetting any capital loss carryover of the Portfolio from prior periods.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than six months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. However, this holding period may be shortened by the Treasury Department to a period of not less than the greater of 31 days or the period between regular dividend distributions. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Portfolio shares.

     Distributions that are exempt for Federal income tax purposes will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Generally, only interest earned on obligations issued by the state or locality in which the investor resides will be exempt from state and local taxes; however, the laws of the several states and local taxing authorities vary with respect to the taxation of exempt-interest income paid by investment companies and each shareholder should consult a tax adviser in that regard.

     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

     GENERAL

     The Portfolio offers three Classes of shares. Class A shares are sold to investors with an initial sales charge and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

     Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class C or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

     Investors in Class A and Class C shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT sponsored by Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

     Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

     SYSTEMATIC INVESTMENT PLAN

     Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

     INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

     The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

================================================================================
                            Sales Charge                        Dealer's
                               % of         % of Amount    Reallowance as % of
  Amount of Investment     Offering Price     Invested        Offering Price
--------------------------------------------------------------------------------
  Less than $500,000           2.00%           2.04%             1.80%
  $500,000 and over              *               *                 *
================================================================================

     * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

     The $500,000 investment may be met by aggregating the purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

     INITIAL SALES CHARGE WAIVERS


     Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board members and employees), the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

     RIGHT OF ACCUMULATION

     Class A shares of a Portfolio may be purchased by "any person" (as defined above) at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for purchase at net asset value. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     GROUP PURCHASES

     Upon completion of certain automated systems, purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for purchase at net asset value. Approval of group purchase at

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

net asset value is subject to the discretion of Smith Barney.

     LETTER OF INTENT

     Class A Shares. A Letter of Intent for amounts of $500,000 or more provides an opportunity for an investor to purchase shares at net asset value by aggregating the investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

     Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

     DEFERRED SALES CHARGE ALTERNATIVES

     "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class C shares; and
(b) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

     Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; or (c) CDSC Shares redeemed more than 12 months after their purchase.

     In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

     To provide an example, assume an investor purchased 100 Class C shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the tenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1.00% (the applicable rate for Class C shares) for a total deferred sales charge of $2.40.

     WAIVERS OF CDSC

     The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

     CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

     Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class C shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made.

Fund Name
--------------------------------------------------------------------------------
Growth Funds
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Disciplined Small Cap Fund, Inc.
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Growth Opportunity Fund
    Smith Barney Large Capitalization Growth Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Special Equities Fund

Growth and Income Funds
    Concert Social Awareness Fund
    Smith Barney Convertible Fund
    Smith Barney Funds, Inc. -- Equity Income Portfolio
    Smith Barney Growth and Income Fund
    Smith Barney Premium Total Return Fund
    Smith Barney Utilities Fund

Taxable Fixed-Income Funds
  * Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund
  * Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

    Smith Barney Managed Governments Fund Inc.


Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    Smith Barney Intermediate Maturity California Municipals Fund
    Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund
    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio
    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund
    Smith Barney Tax-Exempt Income Fund


International Funds
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
    Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
 ** Smith Barney Exchange Reserve Fund
  * Smith Barney Money Funds, Inc. -- Cash Portfolio
  * Smith Barney Money Funds, Inc. -- Government Portfolio
  * Smith Barney Money Funds, Inc. -- Retirement Portfolio
  * Smith Barney Municipal Money Market Fund, Inc.
  * Smith Barney Muni Funds -- California Money Market Portfolio
  * Smith Barney Muni Funds -- New York Money Market Portfolio

-----------
  * Available for exchange with Class A shares of the Portfolio.
 ** Available for exchange with Class C shares of the Portfolio.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

     Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

     Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds in the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

     The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than

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Redemption of Shares (continued)
--------------------------------------------------------------------------------

any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on a day on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days or more.

     Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:

     Smith Barney Muni Funds/Limited Term Portfolio
     Class A, C or Y (please specify)
     c/o First Data Investor Services Group, Inc.
     P.O. Box 5128
     Westborough, Massachusetts 01581-5128

     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

     AUTOMATIC CASH WITHDRAWAL PLAN

     The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

     TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

     Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.

     Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

     A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.


     Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.


--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

     The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate net asset value of the shares held in the Portfolio account is less than $500. (If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

     From time to time the Fund may include the Portfolio's yield, tax equivalent yield, total return and average annual total return in advertisements. In addition, in

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

other types of sales literature the Fund may also include the Portfolio's distribution rate. These figures are computed separately for Class A, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income, which does not include any element of non-tax-exempt income, if any, is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and tax equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

     TRUSTEES

     Overall responsibility for management and supervision of the Fund rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio,

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.

     MANAGER

     The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.

     SBMFM was incorporated in 1968 under the laws of Delaware. SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of May 31, 1997, SBMFM had aggregate assets under management in excess of $87 billion.

     SBMFM provides the Portfolio with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the Management Agreement provides that the Portfolio will pay SBMFM a daily fee based on the Portfolio's assets. At a Meeting of Shareholders of the Portfolio held on December 15, 1995, the Shareholders approved a new management agreement that increased the effective management fee paid by the Fund on behalf of the Portfolio from 0.45% to 0.50% of the Portfolio's average daily net assets. The new management agreement also provides that the Portfolio's investment manager shall voluntarily reduce its fee to the extent that in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest, and extraordinary expenses, such as litigation and indemnification expenses, exceed 0.70% of such Portfolio's average daily net assets. Certain Class-specific expenses, such as 12b-1 fees, will also continue to be excluded when determining whether the expense limitation applies. Previously, the expense limitation was 0.65%. The change in the rate of the expense limitation corresponds to the change in the rate of the management fee. The expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the then-current prospectus. The increased management fee and expense limitation became effective on December 18, 1995.

     For the last fiscal year total expenses were 0.75% of the average daily net assets for Class A shares and 0.97% of the average daily net assets for Class C shares.

     PORTFOLIO MANAGEMENT

     Lawrence J. McDermott, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since January

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

1996 and manages the day-to-day operations of the Fund, including making all investment decisions. Mr. McDermott also serves as the portfolio manager for other tax-exempt bond funds sponsored by Smith Barney.

     Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1997 is included in the Annual Report dated March 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

     Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus. Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A and Class C shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class C shares at the annual rate of 0.20% of the average daily net assets attributable to these shares. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

     The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

     Payments under the Plan with respect to Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

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Additional Information
--------------------------------------------------------------------------------

     The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of the Portfolio are segregated and separately managed. Class A, Class C and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A and Class C shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Portfolio's Rule 12b-1 distribution plan which pertain to that Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

     PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as Custodian of the Portfolio's investments.

     First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

     The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                                                    ------------

                                           A Member of the TravelersGroup [LOGO]


                                                                    SMITH BARNEY
                                                                      MUNI FUNDS
                                                                         Limited
                                                                            Term
                                                                       Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013


                                                                    FD 0664 7/97

PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                        National
                                                                       Portfolio

                                                                   JULY 29, 1997

                                                   Prospectus begins on page one

[LOGO]  Smith Barney Mutual Funds
        Investing for your future.
        Every day.

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Prospectus                                                         July 29, 1997
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      Smith Barney Muni Funds
      National Portfolio
      388 Greenwich Street
      New York, New York 10013
      (800) 451-2010

      The National Portfolio (the "Portfolio") is one of nine investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio seeks to achieve its objective by investing its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.

      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
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Prospectus Summary                                                             3
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Financial Highlights                                                           9
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Investment Objective and Management Policies                                  11
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Valuation of Shares                                                           15
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Dividends, Distributions and Taxes                                            16
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Purchase of Shares                                                            17
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Exchange Privilege                                                            24
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Redemption of Shares                                                          27
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Minimum Account Size                                                          30
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Performance                                                                   30
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Management of the Fund                                                        31
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Distributor                                                                   32
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Additional Information                                                        33
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================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

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Prospectus Summary
--------------------------------------------------------------------------------

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

      INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio seeks to achieve its objective by investing its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."

      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

      Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

      PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

      INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A shares for unit holders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares."

      REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

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Prospectus Summary (continued)
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      MANAGEMENT OF THE FUND Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") serves as the Portfolio's investment manager. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are generally paid on the last Friday of each calendar month to shareholders of record as of three business days prior thereto. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of long-term municipal bonds may be adversely affected during periods of rising interest rates. Addition ally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

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Prospectus Summary (continued)
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      THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Portfolio's operating expenses for its most recent fiscal year:

National Portfolio                               Class A   Class B   Class C   Class Y**
----------------------------------------------------------------------------------------
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
     (as a percentage of offering price) .....   4.00%     None      None      None
   Maximum CDSC
     (as a percentage of original cost or
   redemption proceeds, whichever is lower)...   None*     4.50%     1.00%     None

Annual Portfolio Operating Expenses
   (as a percentage of average net assets)
     Management fees .........................   0.45%     0.45%     0.45%     0.45%
     12b-1 fees*** ...........................   0.15      0.65      0.70        --
     Other expenses ..........................   0.10      0.10      0.12      0.10
                                                 ----      ----      ----      ----
     Total Portfolio Operating Expenses ......   0.70%     1.20%     1.27%     0.55%
                                                 ----      ----      ----      ----
----------------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 ** "Other expenses" for Class Y shares have been estimated because no Class Y shares were outstanding during the fiscal year ended March 31, 1997.
*** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class C shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution

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Prospectus Summary (continued)
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fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

      EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

National Portfolio                           1 Year  3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

      Class A............................... $47     $61      $77      $124
      Class B...............................  57      68       76       132
      Class C...............................  23      40       70       153
      Class Y...............................   6      18       31        69

An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

      Class A............................... $47     $61      $77      $124
      Class B...............................  12      38       66       132
      Class C...............................  13      40       70       153
      Class Y...............................   6      18       31        69
--------------------------------------------------------------------------------
      * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five-year period ended March 31, 1997 appears in the Fund's annual report dated March 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

For a share of beneficial interest outstanding throughout each year:

National Portfolio                                                            Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

Year Ended
  March 31,                       1997      1996      1995      1994(1)   1993      1992      1991      1990      1989      1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Year                          $13.67    $13.32    $13.35    $13.81    $12.95    $12.49    $12.24    $12.11    $11.82    $12.95
------------------------------------------------------------------------------------------------------------------------------------
  Net investment
  income(2)                       0.81      0.81      0.82      0.85      0.88      0.90      0.91      0.92      0.95      0.95
  Net realized and
  unrealized
  gain (loss)                    (0.09)     0.35     (0.01)    (0.39)     0.87      0.46      0.17      0.19      0.30     (1.12)
------------------------------------------------------------------------------------------------------------------------------------
Total from
  Operations                      0.72      1.16      0.81      0.46      1.75      1.36      1.08      1.11      1.25     (0.17)
====================================================================================================================================
Less Distributions From:
  Net investment
    income                       (0.79)    (0.81)    (0.84)    (0.86)    (0.89)    (0.90)    (0.83)    (0.98)    (0.96)    (0.94)
  Net realized gains                --        --        --     (0.06)       --        --        --        --        --     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions              (0.79)    (0.81)    (0.84)    (0.92)    (0.89)    (0.90)    (0.83)    (0.98)    (0.96)    (0.96)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $13.60    $13.67    $13.32    $13.35    $13.81    $12.95    $12.49    $12.24    $12.11    $11.82
====================================================================================================================================
Total Return(P)                   5.41%     8.83%     6.38%     3.17%    13.96%    11.21%     9.13%     9.60%    10.93%    (1.00%)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year
  (millions)                    $  351    $  378    $  401    $  413    $  383    $  261    $  200    $  160    $  109    $   83
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                     0.70%     0.70%     0.60%     0.52%     0.53%     0.50%     0.39%     0.35%     0.30%     0.35%
  Net investment
  income                          5.92      5.88      6.30      6.05      6.58      6.88      7.40      7.43      7.92      8.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover
  Rate                              31%       27%       54%       42%       53%       95%      103%       56%       82%      106%
====================================================================================================================================

(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(2) The Manager has waived all or a part of its fees for each of the years in the five-year period ended March 31, 1992. If such fees were not waived, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                 Net Investment Income                   Expense Ratios
                  Per Share Decrease                   Without Fee Waivers
          ----------------------------------   ---------------------------------
          1992    1991   1990   1989   1988    1992    1991   1990   1989   1988
--------------------------------------------------------------------------------

Class A  $.002   $.013  $.019  $.032  $.028.  0.52%   0.49%  0.50%  0.54%  0.58%
--------------------------------------------------------------------------------

(P) Total returns do not reflect sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout the year:

National Portfolio                     Class B Shares                          Class C Shares
----------------------------------------------------------------------------------------------------------------

Year Ended March 31,             1997      1996      1995(1)     1997      1996      1995      1994(2)   1993(3)
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year              $13.67    $13.33    $12.41      $13.65    $13.32    $13.33    $13.80    $13.47
----------------------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income          0.74      0.73      0.33        0.73      0.73      0.74      0.76      0.22
  Net realized and unrealized
    gain (loss)                 (0.08)     0.35      0.91       (0.08)     0.34     (0.01)    (0.40)     0.31
----------------------------------------------------------------------------------------------------------------
Total from Operations            0.66      1.08      1.24        0.65      1.07      0.73      0.36      0.53
================================================================================================================
Less Distributions From:
  Net Investment Income         (0.72)    (0.74)    (0.32)      (0.71)    (0.74)    (0.74)    (0.77)    (0.20)
  Net Realized Gains               --        --        --          --        --        --     (0.06)       --
----------------------------------------------------------------------------------------------------------------
Total Distributions             (0.72)    (0.74)    (0.32)      (0.71)    (0.74)    (0.74)    (0.83)    (0.20)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year   $13.61    $13.67    $13.33      $13.59    $13.65    $13.32    $13.33    $13.80
================================================================================================================
Total Return(P)                  4.95%     8.26%    10.11%++     4.90%     8.13%     5.80%     2.40%     3.98%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year
  (millions)                   $   13    $   12    $    7      $   15    $   17    $   19    $   18    $    6
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                       1.20%     1.19%     1.19%+      1.27%     1.27%     1.23%     1.22%     1.20%+
  Net Investment Income          5.42      5.37      5.75+       5.35      5.31      5.69      5.29      5.68+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            31%       27%       54%         31%       27%       54%       42%       53%
================================================================================================================

(1) For the period from November 7, 1994 (inception date) to March 31, 1995.
(2) On November 7, 1994 the former Class B shares were renamed Class C shares.
(3) For the period from January 5, 1993 (inception date) to March 31, 1993.
(P) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Portfolio seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio invests its assets in a diversified portfolio of municipal securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.

      The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

      The Portfolio will seek to be fully invested in obligations that are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities that were, in the opinion of bond counsel to the issuer, exempt from Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below. Such obligations are issued to raise money for a variety of public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges.

      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he or she is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds and at least two-thirds of the Portfolio's municipal bonds must be rated in the category of A or better. Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be

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Investment Objective and Management Policies (continued)
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      considered AAA rated even though the issuer does not obtain a new rating. Up to one third of the assets of the Portfolio may be invested in municipal bonds rated Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG I or MIG 2, VMIG I or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-I +, SP-I, SP-2, or A-l or AA or better by S&P, or have an equivalent rating by any nationally recognized statistical rating organization, or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable- rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

      The Portfolio will not invest more than 10% of the value of its net assets in

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Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

illiquid securities, including those that are not readily marketable or for which there is no established market.

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked market daily pursuant to guidelines established by the Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase a municipal obligation on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.

      Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 331 1/43% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

      The Fund's Board of Trustees has approved the addition of zero coupon bonds to the Portfolio's list of authorized investments. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest

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Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

      In each of the Fund's prior fiscal years, 100% of the Portfolio's dividends were exempt-interest dividends, excludable from gross income for Federal income tax purposes. It is a fundamental policy that, under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT.) The Portfolio may invest up to 20% of its assets in taxable fixed-income securities but only in obligations issued or guaranteed by the full faith and credit of the United States and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Fund's monies available for investment exceed the municipal obligations available for purchase that meet the Fund's rating, maturity and other investment criteria.

      RISK AND INVESTMENT CONSIDERATIONS

      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Portfolio and the value of the portfolio securities would be affected. The Trustees would then reevaluate the Portfolio's investment objective and management policies.

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Investment Objective and Management Policies (continued)
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      PORTFOLIO TRANSACTIONS AND TURNOVER

      The Portfolio's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.

      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year for the last 10 years.

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Valuation of Shares
--------------------------------------------------------------------------------

      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time), on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when the Trustees have determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Trustees.

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Dividends, Distributions and Taxes
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      DIVIDENDS AND DISTRIBUTIONS

      Dividends from the Portfolio's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually.

      If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gains distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"), should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

      The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

      TAXES

      The Portfolio intends to qualify as a "regulated investment company" and to meet the requirements for distributing "exempt-interest dividends" under the Internal Revenue Code of 1986, as amended (the "Code") so that no Federal income taxes will be payable by the Portfolio and dividends representing net interest received on municipal obligations will not be includable by shareholders in their gross income for Federal income tax purposes. To the extent dividends are derived from taxable income from temporary investments, market discounts or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Capital gains distributions, if any, whether paid in cash or invested in shares of the Port folio, will be taxable to shareholders.

      Exempt-interest dividends allocable to interest received by the Portfolio from the AMT-Subject Bonds in which the Portfolio may invest will be treated as interest paid directly on such obligations and will give rise to an "item of tax preference" that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which a special measure of income (including exempt-interest dividends) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, investment in the Portfolio may cause

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

shareholders to be subject to (or result in an increased liability under) the AMT. The Fund will annually furnish to its shareholders a report indicating the ratable portion of exempt-interest dividends attributable to AMT-Subject Bonds.

      The Portfolio will be treated as a separate regulated investment company for Federal tax purposes. Accordingly, the Portfolio's net investment income is determined separately based on the income earned on its securities less its costs of operations. The Portfolio's net long-term and short-term gain (loss) realized on investments is determined after offsetting any capital loss carryover of the Portfolio from prior periods.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than six months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. However, this holding period may be shortened by the Treasury Department to a period of not less than the greater of 31 days or the period between regular dividend distributions. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Portfolio shares.

      Distributions that are exempt for Federal income tax purposes will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Generally, only interest earned on obligations issued by the state or locality in which the investor resides will be exempt from state and local taxes; however, the laws of the several states and local taxing authorities vary with respect to the taxation of exempt-interest income paid by investment companies, and each shareholder should consult a tax adviser in that regard.

      The foregoing is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

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Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL

      The Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC, payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available

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Purchase of Shares (continued)
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only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

      Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, a unit holder who invests distributions from a UIT sponsored by Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular

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Purchase of Shares (continued)
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trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

================================================================================
                                         Sales Charge             Dealer's
                                     % of       % of Amount  Reallowance as % of
   Amount of Investment         Offering Price   Invested       Offering Price
--------------------------------------------------------------------------------
   Less than $25,000                  4.00%         4.17%            3.60%
   $25,000 -  49,999                  3.50          3.63             3.15
    50,000 -  99,999                  3.00          3.09             2.70
   100,000 - 249,999                  2.50          2.56             2.25
   250,000 - 499,999                  1.50          1.52             1.35
   500,000 and over*                    *             *                *
================================================================================

      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

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Purchase of Shares (continued)
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      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS


      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Port folio by merger, acquisition of assets or other wise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed
Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION

      Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney, which are offered with a sales charge, listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such

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Purchase of Shares (continued)
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discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares", and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

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Purchase of Shares (continued)
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      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Port folio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      DEFERRED SALES CHARGE ALTERNATIVES

      "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares;
(b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) rein vestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

(d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

Year Since Purchase
Payment Was Made                                                           CDSC
================================================================================
First                                                                      4.50%
Second                                                                     4.00
Third                                                                      3.00
Fourth                                                                     2.00
Fifth                                                                      1.00
Sixth and thereafter                                                       0.00
================================================================================

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the ratio of the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the Class B and Class C shares exchanged were initially acquired in one of the other applicable Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

$10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"), provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

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Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to the minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made.

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Exchange Privilege (continued)
--------------------------------------------------------------------------------

Fund Name
Growth Funds
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Disciplined Small Cap Fund, Inc.
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Large Capitalization Growth Fund
      Smith Barney Growth  Opportunity Fund
      Smith Barney Managed Growth Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Special Equities Fund

Growth and Income Funds
      Concert Social Awareness Fund
      Smith Barney Convertible Fund
      Smith Barney Funds, Inc. -- Equity Income Portfolio
      Smith Barney Growth and Income Fund
      Smith Barney Premium Total Return Fund
      Smith Barney Utilities Fund
Taxable Fixed-Income Funds
   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
  *** Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio
      Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.

Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Muni Funds -- Florida Portfolio
      Smith Barney Muni Funds -- Georgia Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- New York Portfolio
      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.

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Exchange Privilege (continued)
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      Smith Barney Oregon Municipals Fund
      Smith Barney Tax-Exempt Income Fund
International Funds
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
      Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
    + Smith Barney Exchange Reserve Fund
  *** Smith Barney Money Funds, Inc. -- Cash Portfolio
  *** Smith Barney Money Funds, Inc. -- Government Portfolio
   ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
  *** Smith Barney Municipal Money Market Fund, Inc.
  *** Smith Barney Muni Funds -- California Money Market Portfolio
  *** Smith Barney Muni Funds -- New York Money Market Portfolio
----------
* Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio.
+   Available for exchange with Class B and Class C shares of the Portfolio.
++  Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to ex change all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

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Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender,

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:

      Smith Barney Muni Funds/National Portfolio
      Class A, B, C or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.

      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemption of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the share holder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Re serve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to redeem involuntarily any shareholder's account if the aggregate value of the shares held in the Portfolio account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      From time to time the Portfolio may include its yield, tax equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature, the Fund may also include the Portfolio's distribution rate. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income, which does not include any element of non-tax exempt income if any, is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be rein vested at the end of the

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and tax equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

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Management of the Fund
--------------------------------------------------------------------------------

      TRUSTEES

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.

      MANAGER

      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.

      SBMFM was incorporated in 1968 under the laws of Delaware. SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of May 31, 1997, SBMFM had aggregate assets under management in excess of $87 billion.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

      SBMFM provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the management agreement provides that the Fund will pay SBMFM a daily fee based on the Portfolio's assets. For the Fund's last fiscal year the management fee was 0.45% of the Portfolio's average net assets. For the last fiscal year total operating expenses were 0.70% of the average daily net assets for Class A shares; 1.20% of the average daily net assets for Class B shares; and 1.27% of the average daily net assets for Class C shares. SBMFM has agreed to waive its fee with respect to a Class to the extent that it is necessary if in any fiscal year the aggregate expenses exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.65% of such Class' average net assets for that fiscal year. The expense limitations shall be in effect until they are terminated by notice to shareholders and by supplement to the then-current prospectus.

      PORTFOLIO MANAGEMENT

      Peter M. Coffey, a Managing Director of Smith Barney, serves as Vice President of the Fund and portfolio manager of the Portfolio since its inception (August 20, 1986) and manages the day-to-day operations of the Portfolio, including making all investment decisions. Mr. Coffey also serves as the portfolio manager for many of the Fund's other non-money market Portfolios.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1997 is included in the Annual Report dated March 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Portfolio at the annual rate of 0.15% of the average daily net assets

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------

      attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

      Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed. Class A, Class B, Class C and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A, Class B and Class C shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

shareholders are entitled to call a meeting upon a vote of 10% of the Fund's out standing shares for purposes of voting on removal of a Trustee or Trustees and the Fund will assist shareholders in calling such a meeting as required by
Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                                                    ------------

                                               A Member of TravelersGroup [LOGO]

                                                                    Smith Barney
                                                                      Muni Funds
                                                              National Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                    FD 0663 7/97

PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                            Ohio
                                                                       Portfolio

                                                                   JULY 29, 1997

                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1997
--------------------------------------------------------------------------------

      Smith Barney Muni Funds
      Ohio Portfolio
      388 Greenwich Street
      New York, New York 10013
      (800) 451-2010

      The Ohio Portfolio (the "Portfolio") is one of nine investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal and Ohio personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Ohio and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.

      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
--------------------------------------------------------------------------------

Prospectus Summary                                                             3
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Financial Highlights                                                           9
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Investment Objective and Management policies                                  11
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Valuation of Shares                                                           16
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Dividends, Distributions and Taxes                                            16
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Purchase of Shares                                                            18
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Exchange Privilege                                                            25
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Redemption of Shares                                                          28
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Minimum Account Size                                                          31
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Performance                                                                   31
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Management of the Fund                                                        32
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Distributor                                                                   33
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Additional Information                                                        34
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================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

      INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal and Ohio personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Ohio and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objectives and Management Policies."

      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to current investors who have elected to reinvest their income and capital gain distributions: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject and Class Y shares, which are offered only to investors meeting an initial investment minimum of $5,000,000. Class A Shares.

      Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. Class Y Shares.

      Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

      PURCHASE OF SHARES Shares are offered to current investors who have elected to reinvest their income and capital gain distributions.

      INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares."

      REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

      MANAGEMENT OF THE PORTFOLIO Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") serves as the Portfolio's investment manager. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are generally paid on the last Friday of each calendar month to shareholders of record as of three business days prior thereto. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The concentration of the Portfolio in Ohio obligations involves certain additional risks that should be considered carefully by investors. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of long-term municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies -- Risk and Investment Considerations."

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:

Ohio Portfolio                               Class A  Class B  Class C  Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
  Maximum sales charge imposed on purchases
    (as a percentage of offering price)        4.00%    None     None     None
  Maximum CDSC (as a percentage of original
    cost or redemption proceeds, whichever
    is lower)                                  None*    4.50%    1.00%    None
Annual Portfolio Operating Expenses**
(as a percentage of average net assets)
  Management fees (after the fee waiver)       0.17%    0.17%    0.17%    0.17%
  12b-1 fees***                                0.15     0.65     0.70       --
  Other expenses (after reimbursement)****     0.46     0.48     0.47     0.46
                                              -----    -----    -----    -----
  Total Portfolio Operating Expenses           0.78%    1.30%    1.34%    0.63%
                                              =====    =====    =====    =====
--------------------------------------------------------------------------------
         * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
        ** "Management fees" have been restated to reflect the management fee waiver currently in effect for the Portfolio. Absent the fee waiver, the management fee would be incurred at the rate of 0.45% of each Class' average daily net assets for the current fiscal period. Absent the fee waiver and expense reimbursement, total expenses would be at the rates of 1.22%, 1.74%, 1.78% and 1.07% for Class A, Class B, Class C and Class Y shares, respectively.
       *** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
      **** For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding for the year ended March 31, 1997.

      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class C shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other Expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

Ohio Portfolio                          1 Year   3 Years   5 Years   10 Years*
--------------------------------------------------------------------------------
An investor would pay the following
expenses on a $1,000 investment
assuming (1) 5.00% annual return and
(2) redemption at the end of each
time period:
  Class A ............................    $48       $64       $82       $133
  Class B ............................     58        71        81        142
  Class C ............................     24        42        73        161
  Class Y ............................      6        20        35         79

An investor would pay the following
expenses on the same investment assuming the same annual return and no redemption:

  Class A ............................    $48       $64       $82       $133
  Class B ............................     13        41        71        142
  Class C ............................     14        42        73        161
  Class Y ............................      6        20        35         79
--------------------------------------------------------------------------------
      * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated March 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

For a share of beneficial interest outstanding throughout each year:

Ohio Portfolio                                         Class A
--------------------------------------------------------------------------------
Year Ended March 31,                           1997     1996     1995(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $12.20   $11.97     $12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                      0.67     0.71       0.52
  Net realized and unrealized gain (loss)       0.05     0.19      (0.07)(3)
--------------------------------------------------------------------------------
Total Income from Operations                    0.72     0.90       0.45
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.67)   (0.67)     (0.48)
  Net realized gains                           (0.02)   (0.00)**      --
--------------------------------------------------------------------------------
Total Distributions                            (0.69)   (0.67)     (0.48)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $12.23   $12.20     $11.97
--------------------------------------------------------------------------------
Total Return(P)                                 6.06%    7.65%      4.04%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $3,056   $3,665     $2,766
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)(4)                                0.61%    0.30%      0.20%+
  Net investment income                         5.33     5.86       5.75+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           57%      42%        44%
================================================================================
(1) For the period from June 13, 1994 (inception date) to March 31, 1995.
(2) The Manager has waived all or part of its fees and reimbursed expenses of $13,636, $59,614 and $41,401 for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                                                   Expense Ratios
                  Net Investment Income     Without Expense Reimbursements
                    Per Share Decrease             and Fee Waivers
               --------------------------   ------------------------------
                1997      1996      1995      1997      1996      1995
               ------    ------    ------    ------    ------    ------
    Class A    $0.09     $0.16     $0.21     1.22%     1.58%     1.91%+

(3) Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(4) As a result of voluntary expense limitations, expense ratios would not exceed 0.80% for Class A shares.
**  Amount represents less than $0.01 per share.
(P) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

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Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

Ohio Portfolio                                    Class B(1)                       Class C
---------------------------------------------------------------------------------------------------------
Year Ended March 31,                        1997     1996      1995(2)      1997     1996      1995(2)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $12.18   $11.96     $12.02      $12.19   $11.96    $12.02
---------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                   0.60     0.63       0.47        0.59     0.63      0.46
  Net realized and unrealized gain (loss)    0.06     0.21      (0.10)(4)    0.06     0.21     (0.09)(4)
---------------------------------------------------------------------------------------------------------
Total Income from Operations                 0.66     0.84       0.37        0.65     0.84      0.37
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.62)   (0.62)     (0.43)      (0.61)   (0.61)    (0.43)
  Net realized gains                        (0.02)   (0.00)**      --       (0.02)   (0.00)**     --
---------------------------------------------------------------------------------------------------------
Total Distributions                         (0.64)   (0.62)     (0.43)      (0.63)   (0.61)    (0.43)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.20   $12.18      $11.96     $12.21   $12.19    $11.96
---------------------------------------------------------------------------------------------------------
Total Return(P)                              5.52%    7.10%       3.31%++    5.48%    7.14%     3.28%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $3,607   $4,334      $2,041       $822     $895      $582
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)                             1.13%    0.83%       0.72%+     1.17%    0.89%     0.77%+
  Net investment income                      4.81     5.44        5.10+      4.77     5.37      5.09+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        57%      42%         44%        57%      42%       44%
=========================================================================================================

(1) On November 7, 1994, the former Class E shares were renamed Class B shares.
(2) For the period from June 14, 1994 (inception date) to March 31, 1995.
(3) The Manager has waived all or part of its fees and reimbursed expenses of $13,636, $59,614 and $41,401 for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                                                   Expense Ratios
                  Net Investment Income     Without Expense Reimbursements
                    Per Share Decrease             and Fee Waivers
               --------------------------   ------------------------------
                1997      1996      1995      1997      1996      1995
               ------    ------    ------    ------    ------    ------
    Class B    $0.08     $0.11     $0.25      1.74%     2.14%     2.43%+
    Class C     0.08      0.16      0.25      1.78      2.20      2.48+

(4) Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(5) As a result of voluntary expense limitations, expense ratios would not exceed 1.30% and 1.35% for Class B and C shares, respectively.
**  Amount represents less than $0.01 per share.
(P) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Portfolio seeks as high a level of income exempt from Federal income taxes and from the personal income taxes of the State of Ohio as is consistent with prudent investing. The Portfolio will invest primarily in obligations of the State of Ohio and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the various issuers, exempt from state as well as Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below. Such obligations are issued to raise money for a variety of public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. The Portfolio invests its assets in securities of ranging maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.

      The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds and at least two-thirds of the Portfolio's municipal bonds must be rated in the category of A or better. Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") and AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA rated even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated Baa or BBB (this

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of over one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

      The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market.

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.

      Portfolio transactions will be undertaken primarily to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

      It is a fundamental policy that, under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT). It is also a fundamental policy that, under normal market conditions, the Portfolio will invest at least 65% of its assets in municipal obligations the interest on which is also exempt from the personal income taxes of the State of Ohio in the opinion of bond counsel to the issuers. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

Portfolio's rating, maturity and other investment criteria. To the extent the Portfolio is so invested, the investment objective may not be achieved.

      RISK AND INVESTMENT CONSIDERATIONS

      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

      The Fund is registered as a "non-diversified" company under the Investment Company Act of 1940, as amended (the "1940 Act"), in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of a Portfolio's total assets. These limits are measured at the end of the quarter. Under the Subchapter M limits, non-diversification allows up to 50% of the Portfolio's total assets to be invested in as few as two single issuers. In the event of a decline in creditworthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio will entail greater risk than in a portfolio having a policy of diversification because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      RISK FACTORS AFFECTING OHIO

      Non-manufacturing industries now employ more than three-fourths of all payroll employees in Ohio. However, due to the continued importance of manufacturing industries (including auto-related and household appliance manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the state's economic problems and the 1990-91 national recession produced some significant changes in certain revenue and expenditure levels for the 1992 fiscal year and have had varying effects on the different geographic areas of the state and the political subdivisions located within such geographic areas. The State administrations and both houses of the General Assembly have been committed to and have taken actions that provide a balance of general revenue fund resources and expenditures. From 1980 through 1996, all these bienniums ended with positive general revenue fund and cash balances. Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties, and the resulting impact on state and local government finances, will not adversely affect the market value of Ohio obligations held in the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

      Additional information regarding the state is included in the Statement of Additional Information.

      PORTFOLIO TRANSACTIONS AND TURNOVER

      The Portfolio's securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.

      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time) on each day that the NYSE is open, by dividing the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgement of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgement of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when the Trustees have determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Trustees.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      Dividends from the Portfolio's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually.

      If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered into the shareholder's account.

      The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fees applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

      TAXES

      The Portfolio intends to qualify as a "regulated investment company" and to meet the requirements for distributing "exempt-interest dividends" under the Code so that no Federal income taxes will be payable by the Portfolio and dividends representing net interest received on municipal obligations will not be includable by shareholders in their gross income for Federal income tax purposes. To the extent dividends are derived from taxable income from temporary investments, market discounts or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Capital gains distributions, if any, whether paid in cash or invested in shares of the Portfolio, will be taxable to shareholders.

      Exempt-interest dividends allocable to interest received by the Portfolio from the AMT-Subject Bonds in which the Portfolio may invest will be treated as interest paid directly on such obligations and will give rise to an "item of tax preference" that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which a special measure of income (including exempt-interest dividends) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, investment in the Portfolio may cause shareholders to be subject to (or result in an increased liability under) the AMT. The Fund will annually furnish to its shareholders a report indicating the ratable portion of exempt-interest dividends attributable to AMT-Subject Bonds.

      The Portfolio will be treated as a separate regulated investment company for Federal tax purposes. Accordingly, the Portfolio's net investment income is determined separately based on the income earned on its securities less its costs of operations. The Portfolio's net long-term and short-term gain (loss) realized on investments is determined after offsetting any capital loss carryover of the Portfolio from prior periods.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than six months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers concerning an investment in the Portfolio.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

      OHIO TAXES

      Dividends by the Ohio Portfolio to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, will not be subject to the Ohio personal income tax or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Portfolio as interest from Ohio municipal obligations as well as direct obligations of the United States. Dividends or distributions paid by the Portfolio to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to the Ohio personal income tax and are includable in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Portfolio will not be subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation taxed on the net worth basis of the Ohio Corporation Franchise Tax.

      Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. The Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

      The foregoing is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL

      The Portfolio offers four Classes of shares to current investors who have elected to reinvest their income and capital gain distributions. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee. Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio.

      Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A for employees of Travelers and its subsidiaries, including Smith Barney, and Trustees or Directors of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through pre-

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

authorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

================================================================================
                                      Sales Charge
                            ----------------------------          Dealer's
                                % of         % of Amount     Reallowance as % of
Amount of Investment        Offering Price     Invested        Offering Price
--------------------------------------------------------------------------------
Less than $25,000               4.00%            4.17%             3.60%
$25,000 - 49,999                3.50             3.63              3.15
 50,000 - 99,999                3.00             3.09              2.70
100,000 - 249,999               2.50             2.56              2.25
250,000 - 499,999               1.50             1.52              1.35
500,000 and over                 *                *                 *
================================================================================

      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; and (f) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION

      Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      DEFERRED SALES CHARGE ALTERNATIVES

      "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      Year Since Purchase
      Payment Was Made                                          CDSC
--------------------------------------------------------------------------------
        First                                                  4.50%
        Second                                                 4.00
        Third                                                  3.00
        Fourth                                                 2.00
        Fifth                                                  1.00
        Sixth and thereafter                                   0.00
--------------------------------------------------------------------------------

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic cash Withdrawal Plan") provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption. CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirement and all shares are subject to the other requirements of the fund into which exchanges are made.

FUND NAME
--------------------------------------------------------------------------------
Growth Funds
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Disciplined Small Cap Fund, Inc.
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Growth Opportunity Fund
    Smith Barney Large Capitalization Growth Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Special Equities Fund

Growth and Income Funds
    Concert Social Awareness Fund
    Smith Barney Convertible Fund
    Smith Barney Funds, Inc. -- Equity Income Portfolio
    Smith Barney Growth and Income Fund
    Smith Barney Premium Total Return Fund
    Smith Barney Utilities Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

Taxable Fixed-Income Funds
  ** Smith Barney Adjustable Rate Government Income Fund
     Smith Barney Diversified Strategic Income Fund
 *** Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio
     Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
     Smith Barney Government Securities Fund
     Smith Barney High Income Fund
     Smith Barney Investment Grade Bond Fund
     Smith Barney Managed Governments Fund Inc.

Tax-Exempt Funds
     Smith Barney Arizona Municipals Fund Inc.
     Smith Barney California Municipals Fund Inc.
   * Smith Barney Intermediate Maturity California Municipals Fund
   * Smith Barney Intermediate Maturity New York Municipals Fund
     Smith Barney Managed Municipals Fund Inc.
     Smith Barney Massachusetts Municipals Fund
     Smith Barney Muni Funds -- Florida  Portfolio
     Smith Barney Muni Funds -- Georgia Portfolio
   * Smith Barney Muni Funds -- Limited Term Portfolio
     Smith Barney Muni Funds -- National Portfolio
     Smith Barney Muni Funds -- New York Portfolio
     Smith Barney Muni Funds -- Pennsylvania Portfolio
     Smith Barney New Jersey Municipals Fund Inc.
     Smith Barney Oregon Municipals Fund
     Smith Barney Tax-Exempt Income Fund

International Funds
     Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
     Smith Barney World Funds, Inc. -- European Portfolio
     Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
     Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
     Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

Money Market Funds
   + Smith Barney Exchange Reserve Fund
 *** Smith Barney Money Funds, Inc. -- Cash Portfolio
 *** Smith Barney Money Funds, Inc. -- Government Portfolio
  ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
 *** Smith Barney Municipal Money Market Fund, Inc.
 *** Smith Barney Muni Funds -- California Money Market Portfolio
 *** Smith Barney Muni Funds -- New York Money Market Portfolio
____________
   * Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
  ** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio.
   + Available for exchange with Class B and Class C shares of the Portfolio. ++ Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      Smith Barney Muni Funds/Ohio Portfolio
      Class A, B, C or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a

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Redemption of Shares (continued)
--------------------------------------------------------------------------------

Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.

      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

      Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Fund may include the Portfolio's yield, tax equivalent yield, total return and average annual total return in advertisements. In other types of sales literature, the Fund may also include the Portfolio's distribution rate. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and tax equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

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Performance (continued)
--------------------------------------------------------------------------------

The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

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Management of the Fund
--------------------------------------------------------------------------------

      TRUSTEES

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day to day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.

      MANAGER

      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.

      SBMFM was incorporated in 1968 under the laws of Delaware. SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street New York, New York 10013. As of May 31, 1997, SBMFM had aggregate assets under management in excess of $87 billion.

      SBMFM provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the management agreement provides that the Fund will pay SBMFM an annual fee calculated at the rate of 0.45% of the Portfolio's average daily net assets, paid monthly. SBMFM waived part of its management fee for the portfolio for the period ended March 31, 1997. For the past fiscal year, total operating expenses were 0.61% of the average daily net assets for Class A shares; 1.13% of the average daily net assets for Class B shares; and 1.17% of the average daily net assets for Class C shares. For the current fiscal year, total expenses are anticipated to be 0.78% of the average daily net assets for Class A shares; 1.30% of the average daily net assets for Class B shares; and 1.34% of the average daily net assets for class C shares. The anticipated expenses for the current fiscal year reflect the current management fee waiver in effect.

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Management of the Fund (continued)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

      Lawrence T. McDermott, Managing Director of the Greenwich Street Advisors division of SBMFM, has been primarily responsible for the management of the Portfolio since it commenced operations on June 13, 1994, and for making all investment decisions. Mr. McDermott presently serves as the portfolio manager for other tax-exempt bond funds sponsored by Smith Barney.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1997 is included in the Annual Report dated March 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

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Distributor
--------------------------------------------------------------------------------

      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time

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Distributor (continued)
--------------------------------------------------------------------------------

of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

      Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

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Additional Information
--------------------------------------------------------------------------------

      The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed. Class A, Class B, Class C and Class Y shares of each Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A, Class B and Class C shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting of shareholders upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Portfolio's investments.

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Additional Information (continued)
--------------------------------------------------------------------------------

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                                                    ------------

                                               A Member of TravelersGroup [LOGO]

                                                                    Smith Barney
                                                                      Muni Funds
                                                                  Ohio Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                    FD 0561 7/97

PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                        New York
                                                                       Portfolio

                                                                   JULY 29, 1997

                                                   Prospectus begins on page one

[LOGO]  Smith Barney Mutual Funds
        Investing for your future.
        Every day.

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Prospectus                                                         July 29, 1997
--------------------------------------------------------------------------------

      Smith Barney Muni Funds
      New York Portfolio
      388 Greenwich Street
      New York, New York 10013
      1 800-451-2010

      The New York Portfolio (the "Portfolio") is one of the investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund").

      The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.

      The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference for purposes of the Federal alternative minimum tax.

      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
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Prospectus Summary                                                             3
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Financial Highlights                                                           9
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Investment Objective and Management Policies                                  12
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Valuation of Shares                                                           17
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Dividends, Distributions and Taxes                                            18
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Purchase of Shares                                                            20
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Exchange Privilege                                                            27
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Redemption of Shares                                                          29
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Minimum Account Size                                                          32
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Performance                                                                   32
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Management of the Fund                                                        33
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Distributor                                                                   35
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Additional Information                                                        35
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================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

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Prospectus Summary
--------------------------------------------------------------------------------

      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

      INVESTMENT OBJECTIVE The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing. The Portfolio may invest without limit in municipal obligations whose interest is a tax preference for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."

      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

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Prospectus Summary (continued)
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      Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored

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Prospectus Summary (continued)
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by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

      PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained by Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

      INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

      REDEMPTION OF SHARES Shares may be redeemed on each day the New

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Prospectus Summary (continued)
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York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

      MANAGEMENT OF THE PORTFOLIO Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") serves as the Portfolio's investment manager. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments:
Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The concentration of New York Portfolio in municipal obligations involves certain additional risks that should be considered carefully by investors. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of long-term municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objectives and Management Policies."

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Prospectus Summary (continued)
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      THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:

New York Portfolio                         Class A  Class B   Class C  Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases
  (as a percentage of offering price) .... 4.00%     None      None    None
Maximum CDSC (as a  percentage of original
  cost or redemption proceeds, whichever
  is lower) .............................. None*     4.50%     1.00%    None

Annual Portfolio Operating Expenses**
(as a percentage of average net assets)
   Management fees ....................... 0.50%     0.50%     0.50%    0.50%
   12b-1 fees*** ......................... 0.15      0.65      0.70     --
   Other expenses ........................ 0.10      0.12      0.12     0.10
                                           ----      ----      ----     ----
Total Portfolio Operating Expenses ....... 0.75%     1.27%     1.32%    0.60%
                                           ====      ====      ====     ====
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      * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
      ** "Other expenses" for Class Y shares have been estimated because no Class Y shares were outstanding for the fiscal year ended March 31, 1997.
      *** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      Class A shares of the Portfolio purchased through the Smith Barney Asset One Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class C shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

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Prospectus Summary (continued)
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      EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

New York Portfolio                          1 Year   3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

      Class A............................... $47     $63      $80      $129
      Class B...............................  58      70       80       139
      Class C...............................  23      42       72       159
      Class Y...............................   6      19       33        75
--------------------------------------------------------------------------------
An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

                                            1 Year   3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------
      Class A............................... $47     $63      $80      $129
      Class B...............................  13      40       70       139
      Class C...............................  13      42       72       159
      Class Y...............................   6      19       33        75
--------------------------------------------------------------------------------

      * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report for the five-year period ended March 31, 1997 thereon appears in the Fund's annual report dated March 31, 1997. The information set forth below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. As of March 31, 1997, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.

For a share of beneficial interest outstanding throughout each year:

New York Portfolio                                                            Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
Year Ended
  March 31,                 1997        1996       1995(1)    1994       1993       1992       1991       1990       1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Year                  $  13.19    $  12.83    $ 12.83    $ 13.25    $ 12.33    $ 11.80    $ 11.67    $ 11.48    $ 11.25   $12.46
------------------------------------------------------------------------------------------------------------------------------------
  Net investment
  income                    0.74        0.75       0.76       0.78       0.81       0.83       0.85       0.86       0.86     0.83
  Net realized and
  unrealized
  gain (loss)              (0.03)       0.35       0.01*     (0.41)      0.92       0.51       0.13       0.20       0.23    (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Total from
  Operations                0.71        1.10       0.77       0.37       1.73       1.34       0.98       1.06       1.09    (0.37)
====================================================================================================================================
Less Distributions From:
  Net investment
  income                   (0.74)      (0.74)     (0.77)     (0.79)     (0.81)     (0.81)     (0.85)     (0.87)     (0.86)   (0.85)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions        (0.74)      (0.74)     (0.77)     (0.79)     (0.81)     (0.81)     (0.85)     (0.87)     (0.86)   (0.85)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year           $  13.16    $  13.19    $ 12.83    $ 12.83    $ 13.25    $ 12.33    $ 11.80    $ 11.67    $ 11.48   $11.25
====================================================================================================================================
Total Return(P)             5.48%       8.71%      6.32%      2.66%     14.48%     11.98%      8.74%      9.28%     10.04%   (2.63)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Year (000's)          $530,827    $557,809    $82,768    $70,065    $61,532    $40,370    $33,158    $28,091    $12,022   $9,703
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(2)               0.75%       0.72%      0.63%      0.55%      0.55%      0.48%      0.28%      0.25%      0.24%    0.37%
  Net investment
  income                    5.58        5.84       6.00       5.79       6.32       6.86       7.31       7.10       7.48     7.34
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover
  Rate                        53%         36%        30%        20%        22%        24%        70%        25%        56%      63%
====================================================================================================================================

(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A Shares.
* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P) Total returns do not reflect any sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

New York Portfolio                                       Class B Shares
--------------------------------------------------------------------------------
Year Ended March 31,                               1997        1996      1995(2)
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                              $  13.18    $  12.84    $11.96
--------------------------------------------------------------------------------
Income from Operations:
  Net investment income                            0.67        0.67      0.31
  Net realized and unrealized gain (loss)         (0.03)       0.35      0.86*
--------------------------------------------------------------------------------
Total Income from Operations                       0.64        1.02      1.17
================================================================================
Less Distributions From:
  Net investment income                           (0.67)      (0.68)    (0.29)
Total Distributions                               (0.67)      (0.68)    (0.29)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  13.15    $  13.18    $12.84
================================================================================
Total Return(P)                                    4.96%       8.05%     9.92%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $184,916    $181,144    $3,813
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                                      1.27%       1.25%     1.27%+
  Net investment income                            5.06        5.45      5.76+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              53%         36%       30%
================================================================================
(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35% for Class B shares.
(2) For the period from November 11, 1994 (inception date) to March 31, 1995.
* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P) Total returns do not reflect any sales loads or contingent deferred sales charges.
+   Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

New York Portfolio                                           Class C Shares
---------------------------------------------------------------------------------------------
Year Ended March 31,                          1997      1996      1995(1)   1994      1993(2)
---------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                          $ 13.17    $12.83    $12.82    $13.24    $12.84
---------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income                       0.66      0.66      0.68      0.68      0.15
  Net realized and unrealized gain (loss)    (0.02)     0.36      0.01*    (0.40)     0.37
---------------------------------------------------------------------------------------------
Total Income from Operations                  0.64      1.02      0.69      0.28      0.52
=============================================================================================
Less Distributions From:
  Net investment income                      (0.67)    (0.68)    (0.68)    (0.70)    (0.12)
Total Distributions                          (0.67)    (0.68)    (0.68)    (0.70)    (0.12)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 13.14    $13.17    $12.83    $12.82    $13.24
=============================================================================================
Total Return(P)                               4.91%     8.07%     5.66%     1.96%     4.04%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $10,055    $8,931    $5,896    $5,461    $1,368
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                 1.32%     1.28%     1.28%     1.23%     1.23%+
  Net investment income                       5.01      5.02      5.38      4.98      5.37+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         53%       36%       30%       20%       22%
=============================================================================================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2) For the period from January 8, 1993 (inception date) to March 31, 1993.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class C Shares.
+   Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P) Total returns do not reflect any sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Portfolio seeks as high a level of income exempt from Federal income taxes and from the personal income taxes of that state as is consistent with prudent investing. The Portfolio will seek to be fully invested in obligations of that state and its political subdivisions, agencies and instrumentalities that were, in the opinion of bond counsel to the issuer, exempt from such state's as well as Federal income taxes at the time of their issuance. (For certain shareholders, a portion of each Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below.) Such obligations are issued to raise money for a variety of public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. The Portfolio invests its assets in securities of ranging maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.

      The two principal classifications of municipal obligations are "general obligation" and "revenue". General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he or she is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of each Portfolio's assets that may be invested in AMT-Subject Bonds.

      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment grade municipal bonds and at least two-thirds of the Portfolio's municipal bonds must be rated in the category of A or better. Investment grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA rated even though the issuer does not obtain a new rating. Up to one third of the assets of the Portfolio may be invested in municipal bonds rated

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Portfolio may invest are floating or variable rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

      The Portfolio will not invest more than 10% of the value of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or liquid high grade debt securities, marked-to-market daily, of a dollar amount sufficient to make payment at settlement will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase a municipal obligation on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.

      Portfolio transactions will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates, but a Portfolio may also engage in short-term trading consistent with its objective.

      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. Government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

      In each of the Fund's prior fiscal years, 100% of the Portfolio's dividends were

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

exempt-interest dividends, excludable from gross income for Federal income tax purposes. It is a fundamental policy that under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the alternative minimum tax) and not less than 65% of its assets in municipal obligations the interest on which is also exempt from the personal income taxes of New York State in the opinion of bond counsel to the issuers. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. Government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Fund's monies available for investment exceed such state's municipal obligations available for purchase that meet the Fund's rating, maturity and other investment criteria.

      FACTORS AFFECTING NEW YORK

      The Portfolio's ability to achieve its investment objective is dependent upon the ability of the issuers of New York obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York obligations to meet their financial obligations.

      Certain substantial issuers of New York obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York obligations has more recently had the effect of permitting New York obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York obligations. Although as of the date of this Prospectus, no issuers of New York obligations are in default with respect to the payment of the municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York obligations and, consequently, the net asset value of the New York Portfolio.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results, as required by laws of the State. The City's ability to maintain balanced budgets in the future is subject to numerous contingencies; therefore, even though the City has managed to close substantial budget gaps in recent years in order to maintain balanced operating results, there can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reduction in City services, which could adversely affect the City's economic base. ("Appendix C" in the Statement of Additional Information provides additional details.)

      RISK AND INVESTMENT CONSIDERATIONS

      Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. In addition, the ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligations and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, they will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

      The Fund is registered as a "non-diversified" company under the Investment Company Act of 1940 (the "1940 Act"), in order for New York Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. Each Portfolio intends to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

M limits, "non-diversification" allows up to 50% of the Portfolio's total assets to be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in either Portfolio will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

      PORTFOLIO TRANSACTIONS AND TURNOVER

      Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.

      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year for each of the last ten years.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 P.M. New York City time on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------

securities) are carried at fair value of securities of similar type, yield and maturity.

      Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when the Trustees have determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Trustees.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      Dividends from the Portfolio's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually.

      If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"), should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

      The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

      TAXES

      The Portfolio intends to qualify as a "regulated investment company" and to meet the requirements for distributing "exempt-interest dividends" under the Internal Revenue Code (the "Code") so that no Federal income taxes will be payable by each Portfolio and dividends representing net interest received on municipal obligations

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

will not be includable by shareholders in their gross income for Federal income tax purposes. To the extent dividends are derived from taxable income from temporary investments, market discounts or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Capital gains distributions, if any, whether paid in cash or invested in shares of the Portfolio, will be taxable to shareholders.

      Exempt-interest dividends allocable to interest received by the Portfolio from the AMT-Subject Bonds in which the Portfolio may invest will be treated as interest paid directly on such obligations and will give rise to an "item of tax preference" that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which a special measure of income (including exempt-interest dividends) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, investment in the Portfolio may cause shareholders to be subject to (or result in an increased liability under) the AMT. The Fund will annually furnish to its shareholders a report indicating the ratable portion of exempt-interest dividends attributable to AMT-Subject Bonds.

      The Portfolio will be treated as a separate regulated investment company for Federal tax purposes. Accordingly, the Portfolio's net investment income is determined separately based on the income earned on its securities less its costs of operations. The Portfolio's net long-term and short-term gain (loss) realized on investments is determined after offsetting any capital loss carryover of the Portfolio from prior periods.

      NEW YORK STATE AND CITY TAXES

      New York shareholders will not be subject to New York State and City personal income tax on Portfolio dividends to the extent that such distributions qualify as exempt-interest dividends under the Code and represent interest income attributable to Federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other Federally tax-exempt obligations the interest on which is exempt from New York State and City income tax, such as certain obligations of U.S. Territories). To the extent that distributions on the New York Portfolio are derived from taxable income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income tax. Dividends on the Portfolio are not excluded in determining New York State franchise or City business taxes on corporations and financial institutions.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than 6 months will be disallowed to the extent

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

of any exempt-interest dividends received by the shareholder during such period. However, this holding period may be shortened by the Treasury Department to a period of not less than the greater of 31 days or the period between regular dividend distributions. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisors concerning an investment in the Fund.

      The foregoing is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL

      The Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

      Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT sponsored by Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified plans.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day ("settlement date") after the trade date. In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through pre-authorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

      INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

================================================================================
                                       Sales Charge               Dealer's
                                ---------------------------
                                     % of       % of Amount  Reallowance as % of
   Amount of Investment         Offering Price   Invested       Offering Price
--------------------------------------------------------------------------------
   Less than - $25,000               4.00%         4.17%            3.60%
   $ 25,000  -  49,999               3.50          3.63             3.15
     50,000  -  99,999               3.00          3.09             2.70
    100,000  - 249,999               2.50          2.56             2.25
    250,000  - 499,999               1.50          1.52             1.35
    500,000 and over                   *             *                *
================================================================================

      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvesment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      RIGHT OF ACCUMULATION

      Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      DEFERRED SALES CHARGE ALTERNATIVES

      "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

               Year Since Purchase
               Payment Was Made                               CDSC
               ---------------------------------------------------
               First                                          4.50%
               Second                                         4.00
               Third                                          3.00
               Fourth                                         2.00
               Fifth                                          1.00
               Sixth and thereafter                           0.00

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Fund Name
--------------------------------------------------------------------------------

Growth Funds
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Disciplined Small Cap Fund, Inc.
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Growth Opportunity Fund
      Smith Barney Large Capitalization Growth Fund Inc.
      Smith Barney Managed Growth Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Special Equities Fund

Growth and Income Funds
      Concert Social Awareness Fund
      Smith Barney Convertible Fund
      Smith Barney Funds, Inc. -- Equity Income Portfolio
      Smith Barney Growth and Income Fund
      Smith Barney Premium Total Return Fund
      Smith Barney Utilities Fund

Taxable Fixed-Income Funds
   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
  *** Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio
      Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.

Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Muni Funds -- Florida Portfolio
      Smith Barney Muni Funds -- Georgia Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund
      Smith Barney Tax-Exempt Income Fund

International Funds
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
      Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
    + Smith Barney Exchange Reserve Fund
  *** Smith Barney Money Funds, Inc. -- Cash Portfolio
  *** Smith Barney Money Funds, Inc. -- Government Portfolio
   ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
  *** Smith Barney Municipal Money Market Fund, Inc.
  *** Smith Barney Muni Funds -- California Money Market Portfolio *** Smith Barney Muni Funds -- New York Money Market Portfolio

----------
* Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio. + Available for exchange with Class B and Class C shares of the Portfolio. ++ Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to a Portfolio's performance and its shareholders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or
(b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

      Smith Barney Muni Funds/New York Portfolio
      Class A, B, C or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Boston, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

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Redemption of Shares (continued)
--------------------------------------------------------------------------------

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Portfolio.)

      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. (If a shareholder has more than one account in the Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      From time to time the Portfolio may advertise its yield, tax equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature the Portfolio may include its distribution rate. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by investments in the Class over a thirty-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

investments. The tax equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and tax equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      TRUSTEES

      Overall responsibility for management and supervision of the Fund rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.

      MANAGER

      Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio. SBMFM was incorporated in 1968 under the laws of Delaware. SBMFM, Smith Barney Holdings Inc. and Smith Barney are each located at 388 Greenwich Street,

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

New York, New York 10013. As of June 30, 1997 SBMFM had aggregate assets under management in excess of $89 billion.

      SBMFM provides the Portfolio with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. At a Meeting of Shareholders of the Portfolio held on December 15, 1995, the shareholders approved a new management agreement that increased the effective management fee paid by Smith Barney Muni Funds on behalf of the Portfolio from 0.45% to 0.50% of the Portfolio's average daily net assets. The new management agreement also provides that the Portfolio's investment manager shall voluntarily reduce its fee to the extent that in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest, and extraordinary expenses, such as litigation and indemnification expenses, exceed 0.70% of such Portfolio's average daily net assets. (Certain Class specific expenses, such as 12b-1 fees, will also continue to be excluded when determining whether the expense limitation applies.) Previously, the expense limitation was 0.65%. The change in the rate of the expense limitation corresponds to the change in the rate of the management fee. The expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the current prospectus. The increased management fee and expense limitation became effective on December 18, 1995.

      Total expenses for the Portfolio's average net assets for the last fiscal year were: 0.75%, 1.27% and 1.32% for Class A, Class B and Class C shares, respectively.

      PORTFOLIO MANAGEMENT

      Peter M. Coffey, a Managing Director of Smith Barney has served as Vice President of the Fund and portfolio manager of the New York Portfolio since their inception (January 16, 1987) and manages the day to day operations of the Portfolio, including making all investment decisions. Mr. Coffey also serves as the portfolio manager for many of the Fund's other non-money market Portfolios.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1997 is included in the Annual Report dated March 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase, will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

      Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

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Additional Information
--------------------------------------------------------------------------------

      The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed. Class A, Class B, Class C and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the shareholder service and distribution of Class A, Class B and Class C shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that Class. (It is the intention of the Fund not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustee and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.) Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of each Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                                                    ------------

                                               A Member of TravelersGroup [LOGO]

                                                                    Smith Barney
                                                                      Muni Funds
                                                              New York Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                     FD0604 7/97


PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                    Pennsylvania
                                                                       Portfolio

                                                                   JULY 29, 1997

                                                   Prospectus begins on page one


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Everyday.

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Prospectus                                                         July 29, 1997
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     Smith Barney Muni Funds
     Pennsylvania Portfolio
     388 Greenwich Street
     New York, New York 10013
     1 800-451-2010

     The Pennsylvania Portfolio (the "Portfolio") is one of the investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.

     This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

     Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS  MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
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Prospectus Summary                                                             3
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Financial Highlights                                                           9
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Investment Objective and Management Policies                                  11
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Valuation of Shares                                                           16
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Dividends, Distributions and Taxes                                            17
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Purchase of Shares                                                            19
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Exchange Privilege                                                            26
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Redemption of Shares                                                          29
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Minimum Account Size                                                          31
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Performance                                                                   31
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Management of the Fund                                                        33
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Distributor                                                                   34
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Additional Information                                                        35
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================================================================================
     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

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Prospectus Summary
--------------------------------------------------------------------------------

     The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

     INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. The Portfolio may invest without limit in municipal obligations whose interest is a tax preference for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."

     ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

     Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary - Reduced or No Initial Sales Charge."

     Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

     Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

     Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

     Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

     In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

     Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

     Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

     Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

     Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

     See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

     PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained by Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

     INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. There is no minium investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

     SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

     REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

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Prospectus Summary (continued)
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     MANAGEMENT OF THE PORTFOLIO Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") serves as the Portfolio's investment manager. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments:
Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

     EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

     VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

     DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

     REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

     RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The Portfolio's concentration in Pennsylvania obligations involves certain additional risks that should be considered carefully by an investor. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of long-term municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

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Prospectus Summary (continued)
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     THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:

Pennsylvania Portfolio                               Class A  Class B  Class C  Class Y
---------------------------------------------------------------------------------------
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
     (as a percentage of offering price) ........    4.00%    None     None     None
   Maximum CDSC (as a percentage of original cost
     or redemption proceeds, whichever is lower)     None*    4.50%    1.00%    None

Annual Portfolio Operating Expenses**
(as a percentage of average net assets)
   Management fees (after fee waiver) ...........    0.38%    0.38%    0.38%    0.38%
   12b-1 fees*** ................................    0.15     0.65     0.70       --
   Other expenses ...............................    0.22     0.23     0.24     0.22
                                                     ----     ----     ----     ----
Total Portfolio Operating Expenses ..............    0.75%    1.26%    1.32%    0.60%
                                                     ====     ====     ====     ====

     * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
     ** "Management fees" have been restated to reflect the management fee waiver currently in effect for the Portfolio. Absent the fee waiver, the management fee would be incurred at the rate of 0.45% of each Class' average daily net assets for the current fiscal period. Absent the fee waiver, total expenses would be at the rates of 0.82%, 1.33%, 1.39% and 0.67% for Class A, Class B, Class C and Class Y shares, respectively. For Class Y shares "Other expenses" have been estimated because no Class Y shares were outstanding during the period ended March 31, 1997.
     *** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

     The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the

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Prospectus Summary (continued)
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case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class C shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

     EXAMPLE

     The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


Pennsylvania Portfolio                       1 Year  3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------
An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
      Class A................................  $47     $63      $80       $129
      Class B................................   58      70       79        138
      Class C................................   23      42       72        159
      Class Y................................    6      19       33         75

An investor would pay the following expenses
  on the same investment, assuming the same
  annual return and no redemption:
      Class A................................  $47     $63      $80       $129
      Class B................................   13      40       69        138
      Class C................................   13      42       72        159
      Class Y................................    6      19       33         75
--------------------------------------------------------------------------------

     *Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

     The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

     The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated March 31, 1997. The information set forth below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. As of March 31, 1997, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.

For a share of beneficial interest outstanding throughout each year:

                                          Class A Shares                        Class B Shares
                                  -------------------------------      -------------------------------
Pennsylvania Portfolio            1997      1996(1)     1995(2)(3)     1997      1996(1)     1995(4)(5)
===========================================================================================================
Net Asset Value,
  Beginning of Year             $ 12.62    $ 12.40     $ 12.00       $ 12.61    $ 12.39     $ 12.35
-----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (6)        0.71       0.70        0.67          0.65       0.64        0.51
  Net realized and
  unrealized gain                  0.04       0.29        0.35*         0.03       0.29        0.01*
-----------------------------------------------------------------------------------------------------------
Total Income From Operations       0.75       0.99        1.02          0.68       0.93        0.52
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.71)     (0.72)      (0.62)        (0.65)     (0.66)      (0.48)
  Net realized gains                            --       (0.05)           --      (0.05)         --
-----------------------------------------------------------------------------------------------------------
Total Distributions               (0.71)     (0.77)      (0.62)        (0.65)     (0.71)      (0.48)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $ 12.66    $ 12.62     $ 12.40       $ 12.64    $ 12.61     $ 12.39
-----------------------------------------------------------------------------------------------------------
Total Return                       6.11%      8.08%       8.82%++       5.56%      7.61%       4.48%++
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)            $15,152    $11,847     $ 7,974       $15,559    $13,131     $ 4,850
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (6)#                    0.37%      0.38%       0.29%+        0.88%      0.88%       0.82%+
  Net investment income            5.66       5.57        5.76+         5.15       5.07        5.31+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             122%        88%         38%          122%        88%         38%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method because it more accurately reflects the per share data for the period.
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3)  For the period from April 4, 1994 (inception date) to March 31, 1995.
(4)  On November 7, 1994, the former Class E shares were renamed Class B shares.
(5)  For the period from June 20, 1994 (inception date) to March 31, 1995.
(6) The manager has waived all of its fees for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                  Expense Ratios
                  Net Investment Income      Without Fee Waivers and/or
                   Per Share Decreases        Expense Reimbursements#
                 ------------------------    ------------------------
                  1997     1996     1995     1997     1996     1995
                  -----    -----    -----    -----    -----    -----
     Class A      $0.06    $0.07    $0.09    0.82%    0.93%    1.03%+
     Class B       0.06     0.07     0.08    1.33     1.44     1.58+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% and 1.30% for Class A and B shares, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

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Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

                                                  Class C Shares
                                    ---------------------------------------
Pennsylvania Portfolio               1997         1996(1)        1995(2)(3)
================================================================================
Net Asset Value, Beginning of Year  $12.61       $12.39         $12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)           0.64         0.64           0.59
  Net realized and unrealized gain    0.04         0.29           0.36*
--------------------------------------------------------------------------------
Total Income From Operations          0.68         0.93           0.95
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.65)       (0.66)         (0.56)
  Net realized gains                    --        (0.05)            --
--------------------------------------------------------------------------------
Total Distributions                  (0.65)       (0.71)         (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of Year        $12.64       $12.61         $12.39
--------------------------------------------------------------------------------
Total Return                          5.51%        7.56%          8.14%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $5,731       $4,682         $3,337
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)#                       0.94%        0.94%          0.86%+
  Net investment income               5.09         5.00           5.04+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                122%          88%            38%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from April 5, 1994 (inception date) to March 31, 1995.
(4) The manager has waived all of its fees for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                  Expense Ratios
                  Net Investment Income      Without Fee Waivers and/or
                   Per Share Decreases        Expense Reimbursements#
                 ------------------------    ------------------------
                  1997     1996     1995     1997     1996     1995
                  -----    -----    -----    -----    -----    -----
     Class C      $0.06    $0.07    $0.09    1.39%    1.49%    1.56%+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

     The Portfolio seeks as high a level of income exempt from Federal income taxes and from the personal income taxes of the Commonwealth of Pennsylvania, as is consistent with prudent investing. The Portfolio will invest primarily in obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the various issuers, exempt from the state's as well as Federal income taxes at the time of their issuance. (For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below.) Such obligations are issued to raise money for a variety of public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. The Portfolio invests its assets in securities of ranging maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.

     The two principal classifications of municipal obligations are "general obligation" and "revenue". General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

     Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

     Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment grade municipal bonds and at least two-thirds of the Portfolio's municipal bonds must be rated in the category of A or better. Investment grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") and AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA rated even though the issuer does not obtain a new rating. Up to

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

one-third of the assets of the Portfolio may be invested in municipal bonds rated Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

     The Portfolio's short-term municipal obligations will be limited to high grade obligations (obligations that are secured by U.S. Government Securities or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Portfolio may invest are floating or variable rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of over one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

     The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or liquid high grade debt securities, marked-to-market daily, of a dollar amount sufficient to make payment at settlement will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although a Portfolio will only purchase a municipal obligation on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.

     Portfolio transactions will be undertaken primarily to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

     The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

     The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. Government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

     It is a fundamental policy that under normal market conditions, the Portfolio will seek to invest 100% of its assets - and the Portfolio will invest not less than 80% of its

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

assets - in municipal obligations the interest on which is exempt from Federal income taxes (other than the alternative minimum tax). It is also a fundamental policy that under normal market conditions, the Portfolio will invest at least 65% of its assets in municipal obligations the interest on which is also exempt from the personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel to the issuers. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. Government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the Portfolio's rating, maturity and other investment criteria. To the extent the Portfolio is so invested, the investment objective may not be achieved.

     RISK AND INVESTMENT CONSIDERATIONS

     Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. In addition, the ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term, municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset value.

     The Fund is registered as a "non-diversified" company under the Investment Company Act of 1940 ( the "1940 Act"), in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, "non-diversification" allows up to 50% of the Portfolio's total assets to be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

     RISK FACTORS AFFECTING PENNSYLVANIA

     Potential purchasers of shares of the Portfolio should consider the fact that the Portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus in 1992 and 1993. Financial performance continued to improve during the 1993 and 1994 fiscal years. An unreserved-undesignated fund balance of $334.7 million was recorded for fiscal 1994 year end. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 closing unappropriated surplus was $540 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

     Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the municipal obligations in the Portfolio or the ability of the respective obligors to make payments of interest and principal due on such municipal obligations.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

     Additional information regarding the Commonwealth is included in the Statement of Additional Information.

     PORTFOLIO TRANSACTIONS AND TURNOVER

     The Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Portfolio for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer as agent.

     The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

     The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 P.M. New York City time on each day that the NYSE is open, by dividing the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding.

     When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when the Trustees have determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Trustees.

--------------------------------------------------------------------------------
Dividends, Distributions And Taxes
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Portfolio's net investment income are declared and paid monthly and any realized capital gain are declared and distributed annually.

     If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

     Income dividends and capital gains distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

     The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

     The Portfolio intends to qualify as a "regulated investment company" and to meet the requirements for distributing "exempt-interest dividends" under the Internal Revenue Code (the "Code") so that no Federal income taxes will be payable by the Portfolio and dividends representing net interest received on municipal obligations will not be includable by shareholders in their gross income for Federal income tax purposes. To the extent dividends are derived from taxable income from temporary investments, market discounts or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Capital gains distributions, if any, whether paid in cash or invested in shares of the Portfolio, will be taxable to shareholders.

     Exempt-interest dividends allocable to interest received by the Portfolio from the AMT-Subject Bonds in which the Portfolio may invest will be treated as interest paid directly on such obligations and will give rise to an "item of tax preference" that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which a special measure of income (including exempt-interest dividends) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, investment in the Portfolio may cause

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

shareholders to be subject to (or result in an increased liability under) the AMT. The Fund will annually furnish to its shareholders a report indicating the ratable portion of exempt-interest dividends attributable to AMT-Subject Bonds.

     The Portfolio will be treated as a separate regulated investment company for Federal tax purposes. Accordingly, the Portfolio's net investment income is determined separately based on the income earned on its securities less its costs of operations. The Portfolio's net long-term and short-term gain (loss) realized on investments is determined after offsetting any capital loss carryover of the Portfolio from prior periods.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than 6 months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisors concerning an investment in the Portfolio.

     PENNSYLVANIA TAXES

     Dividends distributed by the Pennsylvania Portfolio will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Portfolio to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax, the corporate net income tax and (for residents of Philadelphia) to the Philadelphia school district investment income tax. Shares of the Portfolio will be exempt from Pennsylvania county personal property taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and the School District of Pittsburgh to the extent that the Portfolio consists of Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions.

     Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. Each Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

     The foregoing is only a brief summary of some of the important tax considerations generally affecting each Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

     GENERAL

     The Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary - Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

     Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

     Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50. There are no minimum

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified plans.

     Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day (the "settlement date") after the trade date. In all other cases, payment must be made with the purchase order.

     SYSTEMATIC INVESTMENT PLAN

     Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

     INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

     The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

================================================================================
                                          Sales Charge                Dealers'
                                 -------------------------------    Reallowance
                                      % of            % of            as % of
  Amount of Investment           Offering Price  Amount Invested  Offering Price
--------------------------------------------------------------------------------
  Less than      $25,000              4.00%           4.17%            3.60%
  $  25,000  --   49,999              3.50            3.63             3.15
     50,000  --   99,999              3.00            3.09             2.70
    100,000  --  249,999              2.50            2.56             2.25
    250,000  --  499,999              1.50            1.52             1.35
    500,000     and over                *               *                *
================================================================================

     * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

     The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

     INITIAL SALES CHARGE WAIVERS

     Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

     RIGHT OF ACCUMULATION

     Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge, listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     GROUP PURCHASES

     Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

     LETTER OF INTENT

     Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

     Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a

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Purchase of Shares (continued)
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service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

     DEFERRED SALES CHARGE ALTERNATIVES

     "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

     Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

         Year Since Purchase
         Payment Was Made                           CDSC
         -------------------------------------------------
         First                                      4.50%
         Second                                     4.00
         Third                                      3.00
         Fourth                                     2.00
         Fifth                                      1.00
         Sixth and thereafter                       0.00
         -------------------------------------------------

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will be converted at that time such proportion of his or her Class B Dividend Shares owned by the shareholder as the total number of his

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

     In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

     To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

     WAIVERS OF CDSC

     The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC

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Purchase of Shares (continued)
--------------------------------------------------------------------------------

imposed on the prior redemption.

     CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

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Exchange Privilege
--------------------------------------------------------------------------------

     Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Fund Name
--------------------------------------------------------------------------------
Growth Funds
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Disciplined Small Cap Fund, Inc.
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Growth  Opportunity Fund
      Smith Barney Large Capitalization Growth Fund
      Smith Barney Managed Growth  Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Special Equities Fund

Growth and Income Funds
      Concert Social Awareness Fund
      Smith Barney Convertible Fund
      Smith Barney Funds, Inc. -- Equity Income Portfolio
      Smith Barney Growth and Income Fund
      Smith Barney Premium Total Return Fund
      Smith Barney Utilities Fund

Taxable Fixed-Income Funds
   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
  *** Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Portfolio
      Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.

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Exchange Privilege (continued)
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Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Muni Funds -- Florida Portfolio
      Smith Barney Muni Funds -- Georgia Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- New York Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund
      Smith Barney Tax-Exempt Income Fund

International Funds
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
      Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
    + Smith Barney Exchange Reserve Fund
  *** Smith Barney Money Funds, Inc. -- Cash Portfolio
  *** Smith Barney Money Funds, Inc. -- Government Portfolio
   ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
  *** Smith Barney Municipal Money Market Fund, Inc.
  *** Smith Barney Muni Funds -- California Money Market Portfolio *** Smith Barney Muni Funds -- New York Money Market Portfolio

----------
* Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio. + Available for exchange with Class B and Class C shares of the Portfolio.
++   Available for exchange with Class A shares of the Portfolio.

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Exchange Privilege (continued)
--------------------------------------------------------------------------------

     Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

     Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

     Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

     The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

     Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

     Smith Barney Muni Funds/Pennsylvania Portfolio
     Class A, B, C or Y (please specify)
     c/o First Data Investor Services Group, Inc.
     P.O. Box 5128
     Boston, Massachusetts 01581-5128

     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

     TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

     Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Portfolio.

     Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares, may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

     A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

     Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

     AUTOMATIC CASH WITHDRAWAL PLAN

     The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC). For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

     The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. (If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

     From time to time the Portfolio may advertise its yield, tax equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature the Portfolio may also include its distribution rate. These figures are computed separately for Class A, Class B, Class C and Class Y shares of

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by investments in the Class over a thirty-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The tax equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and tax equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without analyzing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

     TRUSTEES

     Overall responsibility for management and supervision of the Fund rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.

     MANAGER

     Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.

     SBMFM was incorporated in 1968 under the laws of Delaware. SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of June 30, 1997, SBMFM had aggregate assets under management in excess of $89 billion.

     SBMFM provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the management agreement provides that the Fund will pay SBMFM an annual fee calculated at the rate of 0.45% of the Portfolio's average daily net assets, paid monthly. SBMFM waived its management fee for the Portfolio for the fiscal year March 31, 1997. For the past fiscal year, total operating expenses were 0.37% of the average daily assets for Class A shares; 0.88% of the average daily net assets for Class B shares; and 0.94% of the average daily net assets for Class C shares. For the current fiscal year, total operating expenses are anticipated to be 0.75% of the average daily net assets for Class A shares; 1.26% of the average daily net assets for Class B shares; and 1.32% of the average daily net assets for Class C shares. The anticipated expenses for the current fiscal year reflect the current management fee waiver in effect.

     PORTFOLIO MANAGEMENT

     Peter M. Coffey, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since it commenced operation (April 4, 1994) and manages the day-to-day operations of the Portfolio including making all investment decisions. Mr. Coffey also serves as the portfolio manager for many of the Fund's other non-money market Portfolios.

     Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1997 is included

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

in the Annual Report dated March 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

     Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase, will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

     The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of Shares.

     Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

     The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed. Class A, Class B, Class C and Class Y shares of each Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A, Class B and Class C shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertains to that Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting of shareholders upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

     PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103 serves as custodian of the Portfolio's investments.

     First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

     The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    Smith Barney
                                                                    ------------

                                                A Member of TravelersGroup[LOGO]

                                                                    Smith Barney
                                                                      Muni Funds
                                                                    Pennsylvania
                                                                       Portfolio

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                     FD0772 7/97


P R O S P E C T U S


                                                    SMITH BARNEY MUNI FUNDS

                                          California Money Market Portfolio

                                                              JULY 29, 1997

                                                   PROSPECTUS BEGINS ON PAGE ONE

[LOGO]  SMITH BARNEY MUTUAL FUNDS
        Investing for your future.
        Every day.

PROSPECTUS                                                   JULY 29, 1997

Smith Barney Muni Funds

California Money Market Portfolio

388 Greenwich Street New York, New York 10013 (800) 451-2010

  The California Money Market Portfolio (the "Portfolio") is one of nine investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to provide its shareholders with income exempt from both Federal income taxes (other than the alternative minimum tax) and California personal income taxes from a portfolio of high quality short-term California municipal obligations selected for liquidity and stability of prin-cipal.

  THE PORTFOLIO MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND THEREFORE INVESTMENT IN THE PORTFOLIO MAY BE RISKIER THAN AN INVEST-MENT IN OTHER TYPES OF MONEY MARKET FUNDS.

  SHARES OF THE PORTFOLIO ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by con-tacting a Smith Barney Financial Consultant. The Statement of Additional Infor-mation has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE                                       3
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FINANCIAL HIGHLIGHTS                            4
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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
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VALUATION OF SHARES                            10
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DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES    10
-------------------------------------------------
PURCHASE OF SHARES                             12
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REDEMPTION OF SHARES                           14
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EXCHANGE PRIVILEGE                             17
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MINIMUM ACCOUNT SIZE                           20
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YIELD INFORMATION                              20
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MANAGEMENT OF THE FUND                         20
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DISTRIBUTOR                                    21
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ADDITIONAL INFORMATION                         22
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

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FEE TABLE

  The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio based, unless otherwise noted, on its operating expenses for its most recent fiscal year:

  CALIFORNIA MONEY MARKET PORTFOLIO        CLASS A CLASS Y
----------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Sales Charge Imposed on Purchases       None    None
    Contingent Deferred Sales Charge        None*   None
----------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management fees                         0.50%   0.50%
    12b-1 fees                              0.10%     --
    Other expenses**                        0.07%   0.06%
----------------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES        0.67%   0.56%
----------------------------------------------------------

 * Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Portfolio.

** "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

  Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more informa-tion, please call your Smith Barney Financial Consultant.

 EXAMPLE
  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indi-rectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares," "Management of the Fund," and "Distributor."

  CALIFORNIA MONEY MARKET PORTFOLIO             1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Class A                                      $ 7     $21     $37     $83
    Class Y                                      $ 6     $18     $31     $70
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, inde-pendent auditors, whose report for the five-year period ended March 31, 1997 thereon appears in the Fund's annual report dated March 31, 1997. The informa-tion set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Sharehold-ers, which is incorporated by reference into the Statement of Additional Information.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                    CLASS Y
                                          CLASS A SHARES                            SHARES
                         -------------------------------------------------------    -------
CALIFORNIA MONEY MARKET
PORTFOLIO                 1997    1996    1995    1994    1993    1992   1991(1)    1997(2)
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR        $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00      $1.00
---------------------------------------------------------------------------------------------
INCOME FROM
 INVESTMENT OPERATIONS:
 Net investment
  income(3)               0.028   0.032   0.026   0.018   0.021   0.035   0.044      0.020
---------------------------------------------------------------------------------------------
Total Income from
 Investment Operations    0.028   0.032   0.026   0.018   0.021   0.035   0.044      0.020
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income      (0.028) (0.032) (0.026) (0.018) (0.021) (0.035) (0.044)    (0.020)
---------------------------------------------------------------------------------------------
Total Distributions      (0.028) (0.032) (0.026) (0.018) (0.021) (0.035) (0.044)    (0.020)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                  $1.00   $1.00   $1.00  $ 1.00   $1.00  $ 1.00  $ 1.00      $1.00
---------------------------------------------------------------------------------------------
TOTAL RETURN               2.79%   3.22%   2.66%   1.84%   2.05%   3.51%   4.49%++    2.04%++
---------------------------------------------------------------------------------------------
NET ASSETS, END
 OF YEAR (MILLIONS)      $1,400  $1,346  $  953  $  190  $  160  $  167  $  136         $8
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
 Expenses (3)              0.67%   0.64%   0.61%   0.64%   0.67%   0.60%   0.46%+     0.56%+
 Net investment income     2.75    3.15    3.02    1.82    2.05    3.46    4.73+      2.77+
---------------------------------------------------------------------------------------------

(1) For the period from May 10, 1990 (inception date) to March 31, 1991.

(2) For the period from July 9, 1996 (inception date) to March 31, 1997.


(3) The Manager has waived all or part of its fees for the period ended March 31, 1991 and the two-year period ended March 31, 1996. If such fees were not waived, the per share decreases in net investment income and the ratios of expenses to average net assets would be as follows:

         PER SHARE DECREASES       EXPENSE RATIOS
CLASS  IN NET INVESTMENT INCOME  WITHOUT FEE WAIVERS
  A    ----------------------------------------------
         1996    1995    1991    1996   1995   1991
       -------- ---------------------- ------ -------
         $.000*   $.002   $.001  0.65%  0.63%  0.60%+

 ++Total return is not annualized, as the result may not be representative of the total return for the year.

 + Annualized.
 * Amount represents less than $.001.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Portfolio seeks to provide income exempt from both Federal income taxes and California personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. The Portfolio seeks to be fully invested in obligations that are issued by the State of California and its political subdivisions, agencies and instrumentali-ties, the interest from which in the opinion of counsel for the various issuers, is exempt from California as well as Federal income taxes. (For cer-tain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax.)

  Opinions relating to the validity of municipal obligations and to the exemp-tion of interest thereon from Federal income taxes and from California personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio nor its investment adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

  The two principal classifications of municipal obligations are "general obli-gation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

  All of the Portfolio's investments will be in securities that at the time of investment have or are deemed by Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") to have remaining maturities of 13 months or less and the dollar-weighted average maturity of the Portfolio will be 90 days or less. The Portfolio will seek to maintain a constant net asset value of $1.00 per share, although no assurance can be given that this goal will be achieved. Except for temporary defensive purposes, it is a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that produce income that is exempt from Federal income taxes (other than the alternative minimum tax) and from California personal income taxes in the opinion of bond counsel for the various issuers.

  The Portfolio's investments will be limited to obligations that the Fund's Trustees' delegates determine present minimal credit risks and that (i) are secured by the full faith and credit of the United States or (ii) are "Eligible Securities," as defined by the Investment Company Act of 1940 (the "1940 Act"), at the time of acquisition by the Portfolio. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means any nationally recognized statistical rat-ing organizations ("NRSROs") that have issued ratings with respect to a security or class of debt obligations of an issuer. Currently, there are six NRSROs: Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch. The Portfolio may also invest in unrated securities if they are of comparable quality as determined by the Manager in accordance with criteria established by the Fund's Trustees.

  Municipal obligations, which are issued by states, municipalities and their agencies, fall into two major categories--bonds and notes. Among the types of obligations in which the Portfolio invests are "puts," such as floating or variable rate instruments subject to demand features ("demand instruments"); tax-exempt commercial paper; and notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than 13 months but contain a demand feature (a "put") that entitles the holder to receive the principal amount of the underlying security and may be exercised either (a) at any time on no more than 30 days' notice; or (b) at specified intervals not exceeding one year and upon no more than 30 days' notice. Demand instruments are generally supported by letters of credit which are issued by both domestic and foreign banks. A variable rate instrument provides for adjustment of its interest rate on set dates and upon such adjustment can rea-sonably be expected to have a market value that approximates its par value; a floating rate instrument provides for adjustment of its interest rate whenever a specific interest rate (e.g., the prime rate) changes and at any time can reasonably be expected to have a market value that approximates its par value.

  The Portfolio may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Portfolio's dividends are derived from interest on these bonds. These private activity bonds are included in the term "munici-pal obligations" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all municipal obli-gations are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

  The Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the Portfolio holds an interest in one or more under-lying bonds coupled with a conditional right to sell ("put") the Portfolio's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is struc-tured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating munici-pal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a gov-erning partnership agreement.

  Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Portfolio. For example, the tax-exempt treatment of the interest paid to holders of derivative prod-ucts is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the Portfo-lio receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

  The Portfolio intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the Portfolio's investment objective and policies. The Portfolio will not use such instruments to leverage securities. Hence, derivative products' contributions to the over-all market risk characteristics of a Portfolio will not materially alter its risk profile and will be fully representative of the Portfolio's maturity guidelines.

  The Portfolio will not invest more than 10% of the value of its total assets in illiquid securities, which will include: (i) under certain circumstances, derivative products; (ii) floating- or variable-rate demand instruments as to which the Portfolio cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these instruments;
(iii) other securities that are not readily marketable; and (iv) any repur-chase transactions that do not mature within seven days.

 RISK AND PORTFOLIO MANAGEMENT

  There can be no assurance that the Portfolio will achieve its investment objective. The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in pur-chasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market, of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer matu-rities tend to produce higher yields and are generally subject to potentially greater price fluctuations than obligations with shorter maturities.

  The Portfolio's concentration in California obligations involves certain additional risks that should be considered carefully by investors. Certain Cal-ifornia constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California obligations. In particu-lar, there are risks resulting from certain recent amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, and these may have the effect of impairing the ability of certain issuers of California obligations to pay principal and interest on their obligations. See the Statement of Additional Information for a more detailed description of these and other risks relating to the Portfo-lio's investments in California obligations.

  When-Issued Purchase Commitments. New issues of municipal obligations are often offered on a "when-issued" basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received on the securities are fixed at the time the buyer enters into the commitment, although no interest accrues with respect to a when-issued security prior to its stated delivery date. The Portfolio will only make commitments to purchase such securities with the intention of actu-ally acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Portfolio consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Man-ager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees, will be maintained with PNC Bank, National Association (the "Custodian") and monitored on a daily basis so that the market value of the account will equal or exceed the amount of such commit-ments by the Portfolio.

  Securities purchased on a when-issued basis are subject to changes in market value prior to delivery based not only upon the public's perception of the creditworthiness of the issuer but also changes in the level of interest rates, i.e., appreciating when interest rates decline and depreciating when interest rates rise. Therefore, if in order to achieve higher interest income the Port-folio remains substantially fully invested at the same time that it has pur-chased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share. See "Determination of Net Asset Value." There will also be a greater potential for the realization of capital gains, which are not exempt from Federal or state income taxes.

  Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by com-mitment a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the opinion of the Manager, present minimal credit risks. In evaluating the credit-worthiness of the issuer of a stand-by commitment, the Manager will review periodically the issuer's assets, liabilities, contingent claims and other rel-evant financial information. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

  Other Factors to be Considered. Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should rec-ognize that the benefits of the exemption from state and local taxes, in addi-tion to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically.

  The Portfolio anticipates being as fully invested as practicable in Califor-nia municipal obligations and generally expects to invest the proceeds received from the sale of shares in California municipal obligations as soon as reasona-bly possible, which is generally within one day. At no time will more than 20% of the Portfolio's net assets be invested in taxable investments except when the Portfolio has adopted a temporary defensive investment policy.

  The Portfolio may engage in short-term trading to attempt to take advantage of short-term market variations or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Portfolio may realize a gain or loss.

  The Fund is registered as a "non-diversified" company under the 1940 Act, in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, non-diversification allows up to 50% of the Portfolio's total assets to be invested in as few as two single issuers. In the event of decline in creditworthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio will entail greater risk than in a portfolio having a policy of diversification because a high percentage of the Portfolio's assets may be invested in municipal obliga-tions of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

  Because the Portfolio invests in securities backed by banks and other finan-cial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Portfolio and the value of the Port-folio securities would be affected. The Trustees would then reevaluate the Portfolio's investment objective and policies.

VALUATION OF SHARES


  The Portfolio's net asset value per share is determined as of the close of regular trading on each day that the New York Stock Exchange ("NYSE") is open. The net asset value per share is computed by dividing the Portfolio's net assets attributable to each class (i.e., the value of its assets less liabili-ties) by the total number of its shares of the class outstanding. The Portfo-lio may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The Portfolio employs the "amortized cost method" of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES


 DIVIDENDS AND AUTOMATIC REINVESTMENT

  The Portfolio declares dividends daily from its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and is less premium amortized and expenses accrued (the amount of discount or premium on portfolio investments is fixed at the time of pur-chase). Unless the shareholder has elected to receive monthly distributions of income, such dividends will automatically be reinvested in Portfolio shares of the same Class at net asset value. If a shareholder redeems an account in full between payment dates, all dividends declared up to and including the date of liquida-tion will be paid with the proceeds from the redemption of shares. The per share dividends of Class A shares of the Portfolio may be less than the per share dividends of the Class Y shares, principally as a result of the service fee applicable to Class A shares.

 TAXES

  Federal Income Taxes. Under Subchapter M of the Code with which the Portfolio intends to comply, no Federal income taxes will ordinarily be payable by the Portfolio. Distributions by the Portfolio of interest income from tax exempt obligations are not taxable to shareholders and will not be includable in their gross income for Federal income tax purposes (see discussion of alternative minimum tax above). Realized gains and losses are reflected in the Portfolio's net assets and are not included in net investment income. Capital gain distri-butions, if any, whether paid in cash or invested in shares of the Portfolio, will be taxable to shareholders.

  California State Taxes. California shareholders will not be subject to Cali-fornia state personal income tax on Portfolio dividends to the extent that such distributions qualify as exempt-interest dividends under the Code and Califor-nia law and provided that, at the close of each quarter of the Portfolio's tax-able year, at least 50% of the Portfolio's total assets are invested in munici-pal obligations of California issuers. To the extent that distributions are derived from taxable income, including long or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the Portfolio are not excluded in determining California state franchise taxes on corporations and financial institutions.

  Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than six months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. However, this holding period may be shortened by the Treasury Department to a period of not less than the greater of 31 days or the period between regular dividend distributions. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facili-ties financed by industrial development bonds should consult their tax advisers before purchasing Portfolio shares.

  The foregoing is only a brief summary of some of the important tax considera-tions generally affecting the Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

PURCHASE OF SHARES

  Purchases of Portfolio shares may be made through a brokerage account main-tained with Smith Barney Inc. ("Smith Barney"), with a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. No mainte-nance fee will be charged by the Portfolio in connection with a brokerage account through which an investor purchases or holds shares.

  Investors in Class A may open an account by making an initial investment of at least $1,000 for each Portfolio account. Investors in Class Y may open an account by making an initial investment of at least $5,000,000. Subsequent investments of at least $50 may be made for either Class. There are no minimum investment requirements in Class A for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Barney, and Trustees or Directors of any of the Smith Barney Mutual Funds, and their spouses and chil-dren. The Portfolio reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Share certificates are issued only upon a shareholder's written request to the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data").

  For investors who maintain a brokerage account with Smith Barney, Smith Bar-ney has advised the Portfolio that depending on the type of securities account, its clients' free credit balances (i.e., immediately available funds) will be invested automatically in full shares of the Portfolio either on a daily or weekly basis. In addition to this "sweep" service, shareholders who open a Smith Barney FMA PLUSSM account, which is a full service investment account, will also be able to take advantage of, among other things: a free Individual Retirement Account, free dividend reinvestment, unlimited checking, 100 free ATM withdrawals each year, free gain/loss analysis and online com-puter access to account information. Smith Barney clients should contact their Financial Consultant for more complete information. A complete record of Port-folio dividends, purchases and redemptions will be included on such sharehold-ers' regular Smith Barney statements.

  The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

  The Portfolio's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A pur-chase order becomes effective when the Fund, Smith Barney or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Portfolio shares are paid for in Federal funds, or are placed by an investor with sufficient Fed-eral funds or cash balance in the investor's brokerage account with Smith Bar-ney or the Introducing Broker, the order becomes effective on the day of receipt if received prior to the close of reg-ular trading on the NYSE on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Purchase orders received after the close of regular trading on the NYSE on any business day are effective as of the time the net asset value is next determined. When orders for the purchase of Port-folio shares are paid for other than in Federal funds, Smith Barney or the Introducing Broker, acting on behalf of the investor, will complete the con-version into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Fund, Smith Barney or the Introducing Broker. Shares purchased directly through First Data begin to accrue income dividends on the day that the purchase order becomes effective. All other shares begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.

 SYSTEMATIC INVESTMENT PLAN

  Upon completion of certain automated systems, shareholders may make addi-tions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic addi-tions to the shareholder's Portfolio account. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A shares and the minimum subsequent investment requirement for both Classes is $25. For share-holders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A shares and the minimum subsequent investment requirement for both Classes is $50. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 LETTER OF INTENT

  Class Y Shares. A Letter of Intent provides an opportunity for investors to meet the minimum investment requirement for Class Y shares by aggregating investments over a six-month period. Such investors must make an initial mini-mum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.10%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Bar-ney Financial Consultant or First Data for further information.

REDEMPTION OF SHARES

  Shareholders may redeem their shares without charge on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before the close of regular trading are priced at the net asset value as next determined on that day. Redemption requests received after the close of regular trading are priced at the net asset value as next determined.

  The Portfolio normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made no later than the third business day after a redemption is made, except on days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circum-stances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's ben-efit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.

  Shareholders who purchase securities through Smith Barney or an Introducing Broker may take advantage of special redemption procedures under which Class A shares of the Portfolio will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with Smith Bar-ney or the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securi-ties but does not pay for them by the settlement date, the number of Portfolio shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a CDSC (see "Redemption of Shares-- Contingent Deferred Sales Charge") are not eligible for such automatic redemp-tion and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with Smith Barney or the Introducing Broker may be margined to satisfy debit balances if sufficient Portfolio shares that are not subject to any applicable CDSC are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify a Smith Barney Financial Consultant.

  Redemption requests must be made through Smith Barney, an Introducing Broker or the securities dealer through whom the shares were purchased. A shareholder desiring to redeem shares represented by certificates also must present the certificates to Smith Barney or the Introducing Broker endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered.

Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by First Data in proper form.

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guaran-tee that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial invest-ment in the Fund.

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not per-mitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The

Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

 CONTINGENT DEFERRED SALES CHARGE

  Class A shares of the Portfolio acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to and retained by Smith Barney. The CDSC will be assessed based on an amount equal to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date the shares were initially acquired in one of the other Smith Barney Mutual Funds and such shares being redeemed will be consid-ered to represent, as applicable, capital appre-ciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

  The CDSC on Class A shares will be waived on (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) involuntary redemptions; and (d) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge may apply.

 FUND NAME

  Growth Funds
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.

    Smith Barney Disciplined Small Cap Fund, Inc.
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Growth Opportunity Fund

    Smith Barney Large Capitalization Growth Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Special Equities Fund

  Growth and Income Funds

    Concert Social Awareness Fund
    Smith Barney Convertible Fund
    Smith Barney Funds, Inc.--Equity Income Portfolio
    Smith Barney Growth and Income Fund
    Smith Barney Premium Total Return Fund

    Smith Barney Utilities Fund

  Taxable Fixed-Income Funds
      Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund

      Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Port-folio
      Smith Barney Funds, Inc.--U.S. Government Securities Portfolio Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.

  Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
      Smith Barney Intermediate Maturity California Municipals Fund Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund

      Smith Barney Muni Funds--Florida Portfolio
      Smith Barney Muni Funds--Georgia Portfolio
      Smith Barney Muni Funds--Limited Term Portfolio
      Smith Barney Muni Funds--National Portfolio
      Smith Barney Muni Funds--New York Portfolio

      Smith Barney Muni Funds--Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund
      Smith Barney Tax-Exempt Income Fund

  International Funds
      Smith Barney World Funds, Inc.--Emerging Markets Portfolio
      Smith Barney World Funds, Inc.--European Portfolio
      Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

      Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

      Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

      Smith Barney Concert Allocation Series Inc.--Growth Portfolio

      Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

      Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
      Smith Barney Money Funds, Inc.--Cash Portfolio
      Smith Barney Money Funds, Inc.--Government Portfolio
      *Smith Barney Money Funds, Inc.--Retirement Portfolio
      Smith Barney Muni Funds--New York Money Market Portfolio
      Smith Barney Municipal Money Market Fund, Inc.
--------------------------------------------------------------------------------
*  Available for exchange with Class A shares of the Portfolio.


  Class A Exchanges. Class A shares of the Portfolio will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge. If no sales charge was imposed upon the initial purchase of the shares, any shares obtained through automatic reinvestment will be subject to a sales charge dif-ferential upon exchange.

  Class Y Exchanges. Class Y shareholders of the Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined plus any applicable sales charge. Redemption procedures discussed above are also applicable for exchang-ing shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate net asset value of the shares held in the account is less than $500. If a shareholder has more than one account in the Portfolio, each account must satisfy the minimum account size. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

YIELD INFORMATION


  From time to time the Portfolio may advertise its yield, effective yield and tax equivalent yield. These figures are computed separately for Class A and Class Y shares of the Portfolio. These yield figures will be based on histori-cal earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the net investment income generated by an investment in the Portfolio over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The tax equivalent yield also is calculated simi-larly to the yield, except that a stated income tax rate is used to demon-strate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Portfolio.

MANAGEMENT OF THE FUND


 TRUSTEES
  Overall responsibility for management and supervision of the Fund rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfo-lio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Fund are dele-gated to the Fund's investment manager. The Statement of Additional Informa-tion contains background information regarding each Trustee and executive officer of the Fund.

 MANAGER

  The Manager manages the day to day operations of the Portfolio pursuant to a Management Agreement entered into on behalf of the Portfolio. SBMFM is a sub-sidiary of Smith Barney Holdings Inc. ("Holdings"), the parent company of Smith Barney (the "Distributor"). Holdings is a wholly owned subsidiary of Travelers, which is a financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. SBMFM renders investment advice to investment companies that had aggregate assets under management as of May 31, 1997 of approximately $87 billion.

  SBMFM provides the Fund with investment management services, executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, account-ing, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the Portfo-lio pays SBMFM a daily fee calculated at the annual rate of 0.50% of the Port-folio's average net assets. For the last fiscal year the total expenses for Class A shares were 0.67% of average net assets. SBMFM has agreed to waive its fee with respect to a Class to the extent that it is necessary if in any fis-cal year the aggregate expenses of such Class exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.70% of its average daily net assets for that fiscal year. The 0.70% expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the then-current prospectus.

  The term "Smith Barney" in the title of the Fund has been adopted by permis-sion of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

DISTRIBUTOR


  Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A shares of the Portfolio at the annual rate of 0.10% of the average daily net assets of Class A shares. The fee is used by Smith Barney to pay its Financial Consultants for servicing Class A shareholder accounts for as long as a shareholder remains a holder of the Class. The service fee is also spent by Smith Barney on the following types of expenses: (1) the pro rata share of other employment costs of such financial consultants (e.g., FICA, employee benefits, etc.); (2) employment expenses of home office personnel primarily responsible for providing service to Class A shareholders and (3) the pro rata share of branch office fixed expenses (including branch overhead allocations). Shareholder servicing expenses incurred by Smith Barney but not reimbursed by Class A in any year will not be a continuing liability of the Class in subsequent years.

  Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

ADDITIONAL INFORMATION

  The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed. Each share of a Portfolio represents an equal proportionate interest in the net assets of that Portfolio with each other share of the same Portfolio and is entitled to such dividends and distri-butions out of the net income of that Portfolio as are declared in the discre-tion of the Trustees. Shareholders are entitled to one vote for each share held and will vote by individual Portfolio except as otherwise permitted by the 1940 Act. It is the intention of the Fund not to hold annual meetings of sharehold-ers. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and share-holders are entitled to call a meeting upon a vote of 10% of the Fund's out-standing shares for purposes of voting on removal of a Trustee or Trustees. The Fund will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their dis-cretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary liquidation as set forth under "Minimum Account Size."

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, PA 19103, serves as custodian of the Portfolio's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfo-lio at the end of the period covered. In an effort to reduce the Fund's print-ing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consul-tants or the Fund's transfer agent.

                                              SMITH BARNEY
                                              ----------------------------------
                                              A Member of TravelersGroup [LOGO]

                  SMITH BARNEY MUNI FUNDS CALIFORNIA MONEY MARKET PORTFOLIO


                                                           388 Greenwich Street
                                                       New York, New York 10013

                                                               FD 0773 7/97

P R O S P E C T U S


                                                    SMITH BARNEY MUNI FUNDS

                                            New York Money Market Portfolio

                                                              JULY 29, 1997

                                                   PROSPECTUS BEGINS ON PAGE ONE


[LOGO]  SMITH BARNEY MUTUAL FUNDS
        Investing for your future.
        Every day.

PROSPECTUS                                                  July 29, 1997

Smith Barney Muni Funds

New York Money Market Portfolio

388 Greenwich Street New York, New York 10013 (800) 451-2010

  The New York Money Market Portfolio (the "Portfolio") is one of nine invest-ment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to provide its shareholders with income exempt from both Federal income taxes (other than the alternative minimum tax) and New York State and City personal income taxes from a portfolio of high quality short-term New York municipal obligations selected for liquidity and stability of principal.

  THE PORTFOLIO MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND THEREFORE INVESTMENT IN THE PORTFOLIO MAY BE RISKIER THAN AN INVEST-MENT IN OTHER TYPES OF MONEY MARKET FUNDS.

  SHARES OF THE PORTFOLIO ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by con-tacting a Smith Barney Financial Consultant. The Statement of Additional Infor-mation has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE                                       3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            4
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
-------------------------------------------------
VALUATION OF SHARES                            11
-------------------------------------------------
DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES    11
-------------------------------------------------
PURCHASE OF SHARES                             12
-------------------------------------------------
REDEMPTION OF SHARES                           14
-------------------------------------------------
EXCHANGE PRIVILEGE                             18
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           20
-------------------------------------------------
YIELD INFORMATION                              21
-------------------------------------------------
MANAGEMENT OF THE FUND                         21
-------------------------------------------------
DISTRIBUTOR                                    22
-------------------------------------------------
ADDITIONAL INFORMATION                         23
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

FEE TABLE

  The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio based, unless otherwise noted, on its operating expenses for its most recent fiscal year:

  NEW YORK MONEY MARKET PORTFOLIO            CLASS A CLASS Y**
--------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Sales Charge Imposed on Purchases         None     None
    Contingent Deferred Sales Charge          None*    None
--------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                           0.50%    0.50%
    12b-1 fees                                0.10%    None
    Other expenses***                         0.07%    0.07%
--------------------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES          0.67%    0.57%
--------------------------------------------------------------

  * Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Portfolio.

 ** The expenses of Class Y are estimated based on expenses incurred by Class A shares because there were no Class Y shares outstanding during the fiscal year ended March 31, 1997.
*** "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

  Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more informa-tion, please call your Smith Barney Financial Consultant.

 EXAMPLE
  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirect-ly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares," "Management of the Fund" and "Distributor."

  NEW YORK MONEY MARKET PORTFOLIO               1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Class A                                      $ 7     $21     $37     $83
    Class Y                                      $ 6     $18     $32     $71
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, inde-pendent auditors, whose report thereon appears in the Fund's annual report dated March 31, 1997. The information set out below should be read in conjunc-tion with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

NEW YORK MONEY MARKET
PORTFOLIO                         1997      1996      1995     1994  1993(1)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF YEAR                     $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (2)       0.028     0.038     0.025    0.018    0.010
-------------------------------------------------------------------------------
Total Income from Investment
  Operations                     0.028     0.038     0.025    0.018    0.010
-------------------------------------------------------------------------------
LESS:
 Dividends from net
   investment income            (0.028)   (0.038)   (0.025)  (0.018)  (0.010)
-------------------------------------------------------------------------------
Total Distributions             (0.028)   (0.038)   (0.025)  (0.018)  (0.010)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
-------------------------------------------------------------------------------
TOTAL RETURN                      2.85%     3.17%     2.49%    1.77%    1.01%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
  (000S)                      $937,115  $882,492  $708,391  $82,459  $59,510
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS:
 Expenses(2)                      0.67%     0.67%     0.68%    0.60%    0.56%+
 Net investment income            2.80      3.11      2.94     1.73     1.84+
-------------------------------------------------------------------------------

(1) For the period from September 17, 1992 (inception date) to March 31, 1993.

(2) The manager has waived all or part of its fees for the year ended March 31, 1994 and the period ended March 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.001 and $0.001 for the year ended March 31, 1994 and the period ended March 31, 1993, respectively, and the ratio of expenses to average net assets would have been 0.67% and 0.69%, respectively.
 ++Total return is not annualized, as the result may not be representative of the total return for the year.

 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The New York Money Market Portfolio seeks to provide income exempt from both Federal income taxes and New York State and New York City personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. The Portfolio will seek to be fully invested in obligations that are issued by the State of New York and its political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of counsel for the various issuers, is exempt from New York State and City as well as Federal income taxes. (For certain sharehold-ers, a portion of the Portfolio's income may be subject to the alternative minimum tax.)

  Opinions relating to the validity of municipal obligations and to the exemp-tion of interest thereon from Federal income taxes and from New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio nor its investment adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

  The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discus-sion about the different types of municipal obligations.

  All of the Portfolio's investments will be in securities that at the time of investment have or are deemed by Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") to have remaining maturities of 13 months or less and the dollar-weighted average maturity of the Portfolio will be 90 days or less. The Portfolio will seek to maintain a constant net asset value of $1.00 per share, although no assurance can be given that this goal will be achieved. Except for temporary defensive purposes, it is a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that pro-duce income that is exempt from Federal income taxes (other than the alterna-tive minimum tax) and from State and City personal income taxes in the opinion of bond counsel for the various issuers.

  The Portfolio's investments will be limited to obligations that the Fund's Trustees' delegates determine present minimal credit risks and that (i) are secured by the full faith and credit of the United States or (ii) are "Eligi-ble Securities," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), at the time of acquisition by the Portfolio. The term "Eli-gible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requi-site NRSROs" means any nationally recognized statistical rating organizations ("NRSROs") that have issued ratings with respect to a security or class of debt obligations of an issuer. Currently, there are six NRSROs: Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch. The Portfolio may also invest in unrated securities if they are of comparable quality as determined by the Manager in accordance with criteria established by the Fund's Trustees.

  Municipal obligations, which are issued by states, municipalities and their agencies, fall into two major categories--bonds and notes. Among the types of obligations in which the Portfolio invests are "puts," such as floating or variable rate instruments subject to demand features ("demand instruments"); tax-exempt commercial paper; and notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than 13 months but contain a demand feature (a "put") that entitles the holder to receive the principal amount of the underlying security and may be exercised either (a) at any time on no more than 30 days' notice; or (b) at specified intervals not exceeding one year and upon no more than 30 days' notice. Demand instruments are generally supported by letters of credit which are issued by both domestic and foreign banks. A variable rate instrument provides for adjustment of its interest rate on set dates and upon such adjustment can rea-sonably be expected to have a market value that approximates its par value; a floating rate instrument provides for adjustment of its interest rate whenever a specific interest rate (e.g., the prime rate) changes and at any time can reasonably be expected to have a market value that approximates its par value.

  The Portfolio may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Portfolio's dividends are derived from interest on these bonds. These private activity bonds are included in the term "munici-pal obligations" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all municipal obli-gations are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

  The Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the Portfolio holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the Portfolio's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partner-ship swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Part-nerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

  Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Portfolio. For example, the tax-exempt treatment of the interest paid to holders of derivative prod-ucts is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the Portfo-lio receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

  The Portfolio intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the Portfolio's investment objective and policies. The Portfolio will not use such instruments to leverage securities. Hence, derivative products' contributions to the over-all market risk characteristics of a Portfolio will not materially alter its risk profile and will be fully representative of the Portfolio's maturity guidelines.

  The Portfolio will not invest more than 10% of the value of its total assets in illiquid securities, which will include: (i) under certain circumstances, derivative products; (ii) floating- or variable-rate demand instruments as to which the Portfolio cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these instruments;
(iii) other securities that are not readily marketable; and (iv) any repur-chase transactions that do not mature within seven days.

 RISK AND PORTFOLIO MANAGEMENT

  There can be no assurance that the Portfolio will achieve its investment objective. The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in pur-chasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The abil-ity to achieve a high level of income is dependent on the yields of the securi-ties in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market, of the municipal bond and municipal note markets, the size of a particular offer-ing, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and are gener-ally subject to potentially greater price fluctuations than obligations with shorter maturities.

  The Portfolio's concentration in New York State and New York City obligations involves certain additional risks that should be considered carefully by investors. In certain prior fiscal years, the State has failed to enact a bud-get prior to the beginning of the State's fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline and the resultant delay in the State's Spring borrowing has in certain prior years delayed the projected receipt by the City of State aid, and there can be no assurance that State budgets in the future fiscal years will be adopted by the April 1 statu-tory deadline.

  The State has noted that its forecasts of tax receipts have been subject to variance in recent fiscal years. As a result of these uncertainties and other factors, actual results could differ materially and adversely from the State's current projections and the State's projections could be materially and adversely changed from time to time. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. Because the State, the City, the State's other political subdivisions and the State Authorities, all of which borrow money, are or are perceived in the marketplace to be financially interdependent, any financial difficulty experienced by one can adversely affect the market value and market-ability of obligations issued by others. The State's credit is presently involved with the indebtedness of the Authorities because of the State's guar-antee or other support. This indebtedness is a substantial amount. The Authori-ties are likely to require further financial assistance from the State. After nearly five years of decline, the City appears to be on the verge of a broad-based recovery which will lift many sectors of the local economy. Most of the recent local recovery can be attributed to the continued improvement in the U.S. economy, but a great deal of the strength expected in the City economy will be due to local factors, such as the heavy concentration of the securities and banking industries in the City.

  For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results, as required by the laws of the State. See the Statement of Additional Information for a more detailed description of these and other risks relating to the Portfolio's investments in New York obligations.

  Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from Fed-eral taxes, necessarily limits the fund's ability to diversify geographically.

  When-Issued Purchase Commitments. New issues of municipal obligations are often offered on a "when-issued" basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received on the securities are fixed at the time the buyer enters into the commitment, although no interest accrues with respect to a when-issued security prior to its stated delivery date. The Portfolio will only make commitments to purchase such securities with the intention of actu-ally acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Portfolio consisting of cash or debt securities of any grade having a value equal to or greater than the Portfo-lio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pur-suant to guidelines established by the Trustees, will be maintained with PNC Bank, National Association (the "Custodian") and monitored on a daily basis so that the market value of the account will equal or exceed the amount of such commitments by the Portfolio.

  Securities purchased on a "when-issued" basis are subject to changes in mar-ket value prior to delivery based not only upon the public's perception of the creditworthiness of the issuer but also changes in the level of interest rates, i.e., appreciating when interest rates decline and depreciating when interest rates rise. Therefore, if in order to achieve higher interest income the Portfolio remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share. (See "Determination of Net Asset Value.") And there will be a greater potential for the realization of capital gains, which are not exempt from Federal or state income taxes.

  Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by com-mitment a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the opinion of the Manager, present minimal credit risks. In evaluating the credit-worthiness of the issuer of a stand-by commitment, the Manager will review periodically the issuer's assets, liabilities, contingent claims and other rel-evant financial information. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

  Other Factors to be Considered. The Portfolio anticipates being as fully invested as practicable in New York municipal obligations and generally expects to invest the proceeds received from the sale of shares in New York municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of the Portfolio's net assets be invested in tax-able investments except when the Portfolio has adopted a temporary defensive investment policy.

  The Portfolio may engage in short-term trading to attempt to take advantage of short-term market variations or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Portfolio may realize a gain or loss.

  The Fund is registered as a "non-diversified" company under the 1940 Act in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, non-diversification allows up to 50% of the Portfolio's total assets to be invested in as few as two single issuers. In the event of a decline in creditworthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio will entail greater risk than in a portfolio having a policy of diversification because a high per-centage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more suscep-tible to economic, political, or regulatory developments affecting these secu-rities than would be the case with a portfolio composed of varied obligations of more issuers.

  Because the Portfolio invests in securities backed by banks and other finan-cial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Portfolio and the value of the Port-folio securities would be affected. The Trustees would then reevaluate the Portfolio's investment objective and policies.

VALUATION OF SHARES


  The Portfolio's net asset value per share is determined as of the close of regular trading on each day that the New York Stock Exchange ("NYSE") is open. The net asset value per share is computed by dividing the Portfolio's net assets attributable to each Class (i.e., the value of its assets less liabili-ties) by the total number of its shares of the Class outstanding. The Portfo-lio may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The Portfolio employs the "amortized cost method" of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES


 DIVIDENDS AND AUTOMATIC REINVESTMENT

  The Portfolio declares dividends daily from its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and is less premium amortized and expenses accrued (the amount of discount or premium on portfolio investments is fixed at the time of pur-chase). Unless the shareholder has elected to receive monthly distributions of income, such dividends will automatically be reinvested in Portfolio shares of the same Class at net asset value. If a shareholder redeems an account in full between payment dates, all dividends declared up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares, principally as a result of the service fee applicable to Class A shares.

 TAXES

  Federal Income Taxes. Under Subchapter M of the Code, with which the Portfo-lio intends to comply, no Federal income taxes will ordinarily be payable by the Portfolio. Distributions by the Portfolio of interest income from tax
exempt obliga     -
tions are not taxable to shareholders and will not be includable in their gross income for Federal income tax purposes (see discussion of alternative minimum tax above). Realized gains and losses are reflected in the Portfolio's net assets and are not included in net investment income. Capital gain distribu-tions, if any, whether paid in cash or invested in shares of the Portfolio, will be taxable to shareholders.

  New York State and City Taxes. New York shareholders will not be subject to New York State and City personal income tax on Portfolio dividends to the extent that such distributions qualify as exempt-interest dividends under the Code and represent interest income attributable to Federally tax-exempt obliga-tions of the State of New York and its political subdivisions (as well as cer-tain other Federally tax-exempt obligations the interest on which is exempt from New York State and City income tax, such as certain obligations of U.S. Territories). To the extent that distributions on the Portfolio are derived from taxable income, including long or short-term capital gains, such distribu-tions will not be exempt from New York State or City personal income tax. Divi-dends on the Portfolio are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

  Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio will not be deductible to the extent that the Portfolio's distributions are exempt from Federal income tax. In addition, any loss realized upon the redemption of shares held less than six months will be disallowed to the extent of any exempt-interest dividends received by the shareholder during such period. However, this holding period may be shortened by the Treasury Department to a period of not less than the greater of 31 days or the period between regular dividend distributions. Further, persons who may be "substantial users" (or "related persons" of substantial users) of facili-ties financed by industrial development bonds should consult their tax advisers before purchasing Portfolio shares.

  The foregoing is only a brief summary of some of the important tax considera-tions generally affecting the Portfolio and its shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

PURCHASE OF SHARES


  Purchases of Portfolio shares may be made through a brokerage account main-tained with Smith Barney Inc. ("Smith Barney"), with a broker that clears secu-rities transactions through Smith Barney on a fully disclosed basis (an "Intro-ducing Broker") or an investment dealer in the selling group. No maintenance fee will be charged by the Portfolio in connection with a brokerage account through which an investor purchases or holds shares.

  Investors in Class A may open an account by making an initial investment of at least $1,000 for each Portfolio account. Investors in Class Y may open an account by making an initial investment of at least $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Subsequent investments of at least $50 may be made for either Class. There are no minimum investment requirements in Class A for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Barney, and Trustees or Directors of any of the Smith Barney Mutual Funds, and their spouses and children. The Portfo-lio reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Share certificates are issued only upon a shareholder's written request to the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data").

  For investors who maintain a brokerage account with Smith Barney, Smith Bar-ney has advised the Portfolio that depending on the type of securities account, its clients' free credit balances (i.e., immediately available funds) may be invested automatically in full shares of the Portfolio either on a daily or weekly basis. In addition to this "sweep" service, shareholders who open a Smith Barney FMA PLUS SM account, which is a full service investment account, will also be able to take advantage of, among other things: a free Individual Retirement Account, free dividend reinvestment, unlimited checking, 100 free ATM withdrawals each year, free gain/loss analysis and online com-puter access to account information. Smith Barney clients should contact their Financial Consultant for more complete information. A complete record of Port-folio dividends, purchases and redemptions will be included on such sharehold-ers' regular Smith Barney statements.

  The minimum initial investment requirement in the Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

  The Portfolio's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A pur-chase order becomes effective when the Portfolio, Smith Barney or an Introduc-ing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Portfolio shares are paid for in Federal funds, or are placed by an investor with suffi-cient Federal funds or cash balance in the investor's brokerage account with Smith Barney or the Introducing Broker, the order becomes effective on the day of receipt if received prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Purchase orders received after the close of regular trading on the NYSE on any business day are effective as of the time the net asset value is next determined. When orders for the purchase of Portfolio shares are paid for other than in Federal funds, Smith Barney or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Fund, Smith Barney or the Introducing Broker. Shares purchased directly through First Data begin to accrue income dividends on the day that the purchase order becomes effective. All other shares begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.

 SYSTEMATIC INVESTMENT PLAN

  Upon completion of certain automated systems, shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers to charge the regular bank account or other financial institution indicated by the share-holder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the mini-mum initial investment requirement for Class A shares and the minimum subse-quent investment requirement for both Classes is $25. For shareholders purchas-ing shares of the Portfolio through the Systematic Investment Plan on a quar-terly basis, the minimum initial investment requirement for Class A shares and the minimum subsequent investment requirement for both Classes is $50. A share-holder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 LETTER OF INTENT

  Class Y Shares. A Letter of Intent provides an opportunity for investors to meet the minimum investment requirement for Class Y shares by aggregating investments over a six-month period. Such investors must make an initial mini-mum purchase of $1,000,000 in Class Y shares of the Portfolio and agree to pur-chase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (includ-ing a service fee of 0.10%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Finan-cial Consultant or First Data for further information.

REDEMPTION OF SHARES


  Shareholders may redeem their shares without charge on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before the close of regular trading on the NYSE are priced at the net asset value as next determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value as next determined.

  The Portfolio normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made no later than the third business day after a redemption request is made, except on days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the sharehold-er's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more imme-diate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.

  Shareholders who purchase securities through Smith Barney or an Introducing Broker may take advantage of special redemption procedures under which Class A shares of the Portfolio will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with Smith Bar-ney or the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securi-ties but does not pay for them by the settlement date, the number of Portfolio shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a CDSC (see "Redemption of Shares-- Contingent Deferred Sales Charge") are not eligible for such automatic redemp-tion and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with Smith Barney or the Introducing Broker may be margined to satisfy debit balances if sufficient Portfolio shares that are not subject to any applicable CDSC are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify a Smith Barney Financial Consultant.

  Redemption requests must be made through Smith Barney, an Introducing Broker or the securities dealer through whom the shares were purchased. A shareholder desiring to redeem shares represented by certificates also must present the certificates to Smith Barney or the Introducing Broker endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by First Data in proper form.

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a share-holder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a sig-nature guarantee, that will be provided by First Data upon request. Alterna-tively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Fund.

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not per-mitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

  Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions com-municated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time fol-lowing at least seven days' prior notice to shareholders.

 CONTINGENT DEFERRED SALES CHARGE

  Class A shares of the Portfolio acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to and retained by Smith Barney. The CDSC will be assessed based on an amount equal to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date the shares were initially acquired in one of the other Smith Barney Mutual Funds and such shares being redeemed will be consid-ered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

  The CDSC on Class A shares will be waived on (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) involuntary redemptions; and (d) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge may apply.

 FUND NAME
  Growth Funds
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.

    Smith Barney Disciplined Small Cap Fund, Inc.
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Growth Opportunity Fund

    Smith Barney Large Capitalization Growth Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Special Equities Fund

  Growth and Income Funds

    Concert Social Awareness Fund
    Smith Barney Convertible Fund
    Smith Barney Funds, Inc.--Equity Income Portfolio
    Smith Barney Growth and Income Fund
    Smith Barney Premium Total Return Fund

    Smith Barney Utilities Fund

  Taxable Fixed-Income Funds
    Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities
    Portfolio
    Smith Barney Funds, Inc.--U.S. Government Securities Portfolio

    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    Smith Barney Intermediate Maturity California Municipals Fund
    Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
    Smith Barney Muni Funds--Limited Term Portfolio
    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio

    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund
    Smith Barney Tax-Exempt Income Fund

  International Funds
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio
    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

    Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    Smith Barney Concert Allocation Series Inc.--Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
    Smith Barney Money Funds, Inc.--Cash Portfolio
    Smith Barney Money Funds, Inc.--Government Portfolio
    *Smith Barney Money Funds, Inc.--Retirement Portfolio
    Smith Barney Municipal Money Market Fund, Inc.
    Smith Barney Muni Funds--California Money Market Portfolio
--------------------------------------------------------------------------------
* Available for exchange with Class A shares of the Portfolio.

  Class A Exchanges. Class A shares of the Portfolio will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge. If no sales charge was imposed upon the initial purchase of the shares, any shares obtained through automatic reinvestment will be subject to a sales charge dif-ferential upon exchange.

  Class Y Exchanges. Class Y shareholders of the Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined plus any applicable sales charge. Redemption procedures discussed above are also applicable for exchang-ing shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate net asset value of the shares held in the account is less than $500.

If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

YIELD INFORMATION

  From time to time the Portfolio may advertise its yield, effective yield and tax equivalent yield. These figures are computed separately for Class A and Class Y shares of the Portfolio. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the net investment income generated by an investment in the Portfolio over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The tax equivalent yield also is calculated simi-larly to the yield, except that a stated income tax rate is used to demon-strate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Portfolio.

MANAGEMENT OF THE FUND


 TRUSTEES

  Overall responsibility for management and supervision of the Portfolio rests with the Fund's Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manag-er, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager. The Statement of Additional Infor-mation contains background information regarding each Trustee and executive officer of the Fund.

 MANAGER

  The Manager manages the day-to-day operations of the Portfolio pursuant to a Management Agreement entered into on behalf of the Portfolio. SBMFM is a sub-sidiary of Smith Barney Holdings Inc. ("Holdings"), the parent company of Smith Barney (the "Distributor"). Holdings is a wholly owned subsidiary of Travelers, which is a financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

SBMFM, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. SBMFM renders investment advice to investment companies that had aggregate assets under management as of May 31, 1997 of approximately $87 billion.

  SBMFM provides the Fund with investment management services, executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the Portfolio pays SBMFM a daily fee calculated at the annual rate of 0.50% of the Portfolio's average net assets. For the last fiscal year the total expenses of the Portfo-lio's Class A shares were 0.67% of average net assets. SBMFM has agreed to waive its fee with respect to a Class to the extent that it is necessary if in any fiscal year the aggregate expenses of such Class exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.70% of its average daily net assets for that fiscal year. The 0.70% expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the then-current prospectus. The term "Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

DISTRIBUTOR


  Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A shares of the Portfolio at the annual rate of 0.10% of the average daily net assets of Class A shares. The fee is used by Smith Barney to pay its Financial Consultants for servicing Class A shareholder accounts for as long as a shareholder remains a holder of the Class. The service fee is also spent by Smith Barney on the following types of expenses: (1) the pro rata share of other employment costs of such financial consultants (e.g., FICA, employee benefits, etc.); (2) employment expenses of home office personnel primarily responsible for providing service to Class A shareholders and (3) the pro rata share of branch office fixed expenses (in-cluding branch overhead allocations). Shareholder servicing expenses incurred by Smith Barney but not reimbursed by Class A in any year will not be a contin-uing liability of the Class in subsequent years.

  Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

ADDITIONAL INFORMATION

  The Fund, an open-end, non-diversified management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate Portfolios. The assets of each Portfolio are segregated and separately managed. Each share of a Portfolio represents an equal proportionate interest in the net assets of that Portfolio with each other share of the same Portfolio and is entitled to such dividends and distri-butions out of the net income of that Portfolio as are declared in the discre-tion of the Trustees. Shareholders are entitled to one vote for each share held and will vote by individual Portfolio except as otherwise permitted by the 1940 Act. It is the intention of the Fund not to hold annual meetings of sharehold-ers. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and share-holders are entitled to call a meeting upon a vote of 10% of the Fund's out-standing shares for purposes of voting on removal of a Trustee or Trustees. The Fund will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Trustees may grant in their dis-cretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to automatic liquidation as set forth under "Minimum Account Size."

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, PA 19103, serves as custodian of the Portfolio's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfo-lio at the end of the period covered. In an effort to reduce the Fund's print-ing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consul-tant or the Fund's transfer agent.

                                              SMITH BARNEY
                                              ----------------------------------
                                              A Member of TravelersGroup [LOGO]



                    SMITH BARNEY MUNI FUNDS NEW YORK MONEY MARKET PORTFOLIO


                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                FD0774 7/97


PART B
Smith Barney Muni Funds
388 Greenwich Street
New York, NY 10013

Statement of Additional
Information
   July 29, 1997


	Shares of Smith Barney Muni Funds (the "Fund") are offered
currently with a choice of    nine     Portfolios, the National
Portfolio, the Limited Term Portfolio,        the Florida
Portfolio, the Georgia Portfolio, the New York Portfolio, the Ohio Portfolio, the Pennsylvania Portfolio, the California Money Market Portfolio and the New York Money Market Portfolio (collectively referred to as "Portfolios" and individually as "Portfolio"):

	The National Portfolio and the Limited Term Portfolio each seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing.

	The Florida Portfolio    seeks     to pay its shareholders
as high a level of income exempt from Federal income taxes as is consistent with prudent investing.

	The Georgia Portfolio seeks as high a level of income exempt from Federal income taxes and from Georgia personal income taxes as is consistent with prudent investing.

	The New York Portfolio seeks as high a level of income exempt from Federal income taxes and from New York State and New
York City personal income taxes as is consistent with prudent investing.

	The Ohio Portfolio seeks to pay its shareholders as high a level of income exempt from both Federal income taxes and Ohio personal income taxes as is consistent with prudent investing.

	The Pennsylvania Portfolio seeks to pay its shareholders as high a level of income exempt from both Federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.

	The California Money Market Portfolio seeks to provide income exempt from Federal income taxes and from California personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability.

	The New York Money Market Portfolio seeks to provide its shareholders with income exempt from both Federal income taxes and New York State and New York City personal income taxes from a portfolio of high quality short-term New York municipal obligations selected for liquidity and stability.

	The National Portfolio, Florida Portfolio, Georgia Portfolio, New York Portfolio, Ohio Portfolio and Pennsylvania Portfolio each offer four classes ("Classes") of shares: Class A, Class B, Class C and Class Y. The Limited Term Portfolio offers three classes of shares: Class A, Class C and Class Y. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but with higher ongoing expenses and a Contingent Deferred Sales Charge ("CDSC") payable upon certain redemptions. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $5,000,000. The California Money Market Portfolio and the New York Money Market Portfolio each offer two classes of shares: Class A and Class Y. Class A shares of each of the California Money Market and New York Money Market Portfolios are sold without an initial sales charge. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

	This Statement of Additional Information is not a prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in each Prospectus and therefore should be read in conjunction with the appropriate Prospectus which may be obtained from the Fund or a Smith Barney Financial Consultant.


TABLE OF CONTENTS

							Page
Trustees and Officers					2
Additional Information Regarding Investment Policies	5
Additional Tax Information				8
Investment Restrictions					9
Performance Information					11
Valuation of Shares					13
The Management Agreement				14
Distribution						15
Custodian						16
Independent Auditors					16
The Fund						16
Voting Rights						17
Financial Statements					20
Appendix A						21
Appendix B						23
Appendix C						31
Appendix D						39
Appendix E						44
Appendix F						45
Appendix G						52


TRUSTEES AND OFFICERS

JOSEPH H. FLEISS, Trustee
Retired, 3849 Torrey Pines Blvd., Sarasota, Florida 34238. Trustee or director of ten investment companies associated with Smith Barney, Inc. ("Smith Barney"). Formerly, Senior Vice President of Citibank, Manager of Citibank's Bond Investment Portfolio and Money Management Desk and a Trustee of Citicorp Securities Co., Inc.; 80.

DONALD R. FOLEY, Trustee
Retired, 3668 Freshwater Drive, Jupiter, Florida 33477. Trustee or director of ten investment companies associated with Smith
Barney.  Formerly, Vice President of Edwin Bird Wilson,
Incorporated (advertising); 74.

PAUL HARDIN, Trustee
Interim President of University of Alabama at Birmingham; Professor of Law at University of North Carolina at Chapel Hill, 103 S. Building, Chapel Hill, North Carolina 27599. Trustee or director of 12 investment companies associated with Smith Barney; and a Director of The Summit Bancorporation. Formerly, Chancellor of the University of North Carolina at Chapel Hill; 66.

FRANCIS P. MARTIN, Trustee
Practicing physician, 2000 North Village Avenue, Rockville Centre, New York 11570. Trustee or director of ten investment companies associated with Smith Barney. Formerly, President of the Nassau
Physicians' Fund, Inc.;  73.

*HEATH B. MCLENDON, Chairman of the Board and Chief Executive
Officer
Managing Director of Smith Barney; Trustee or director of 41 investment companies associated with Smith Barney; President of Smith Barney Mutual Fund Management Inc. ("SBMFM" or the "Manager"); Chairman of Smith Barney Strategy Advisers Inc.; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers, Inc.; Vice Chairman of Shearson Asset Management; 64.

RODERICK C. RASMUSSEN, Trustee
Investment Counselor, 9 Cadence Court, Morristown, NJ 07960.
Trustee or director of ten investment companies associated with Smith Barney. Formerly, Vice President of Dresdner and Company
Inc. (investment counselors);  71.

JOHN P. TOOLAN, Trustee
Retired, 13 Chadwell Place, Morristown, New Jersey, 07960. Trustee or director of ten investment companies associated with Smith Barney. Formerly, Director and Chairman of Smith Barney Trust Company, Director of Smith Barney Holdings Inc. and the Manager and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney; 66.

C. RICHARD YOUNGDAHL, Trustee Emeritus
Retired, 339 River Drive, Tequesta, Florida 33469. Trustee or director of ten investment companies associated with Smith Barney. Formerly Chairman of the Board of Pensions of the Lutheran Church in America and Chairman of the Board and Chief Executive Officer of Aubrey G. Lanston & Co. (dealers in U.S. government securities) and President of the Association of Primary Dealers in U.S. Government Securities; 81.

*LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Smith Barney; Senior Vice President and
Treasurer of 41 investment companies associated with Smith Barney, and Director and Senior Vice President of the Manager; 39.

*PETER M. COFFEY, Vice President and Investment Officer
Managing Director of Smith Barney and Portfolio Manager. Prior to August, 1993, Managing Director and Portfolio Manager of Shearson Lehman Brothers Inc. Managing Director of Smith Barney and Vice President of the Manager and five investment companies associated with Smith Barney; 53.

*IRVING DAVID, Controller and Assistant Secretary
Vice President of Smith Barney and the Manager.  Prior to March,
1994, Assistant Treasurer of First Investment Management Company;
35.

*LAWRENCE MCDERMOTT, Vice President and Investment Officer
Managing Director of Smith Barney and Vice President of the Fund and six investment companies associated with Smith Barney; 49.

*JOSEPH BENEVENTO; Vice President and Investment Officer
Vice President of Smith Barney and Vice President of the Fund and four investment companies associated with Smith Barney; 30.

*MICHAEL MAHER; Investment Officer
Director of Smith Barney and Investment Officer of the Fund.
Prior to August, 1993, Vice President of Shearson Lehman Brothers
Inc; 38.

*THOMAS M. REYNOLDS, Controller
Director of Smith Barney and Controller of the Fund and 36 investment companies associated with Smith Barney; 35.

*CHRISTINA T. SYDOR, Secretary
Managing Director of Smith Barney and Secretary of 41 investment companies associated with Smith Barney; Secretary and General
Counsel of the Manager; 46.

__________________
* Designates an "interested person" as defined in the Investment Company Act of 1940, as amended, whose business address is 388 Greenwich Street, New York, NY 10013 is 388 Greenwich Street, New York, NY 10013. Such person is not separately compensated as a Fund officer or Trustee.


	The following table shows the compensation paid by the Fund to each Trustee during the Fund's last fiscal year. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested Trustees of the Fund are compensated by Smith Barney.


COMPENSATION TABLE


				Pension or
				Retirement	Compensation	Total Number
				Benefits		from Fund	of Funds for
		Aggregate	Accrued		and Fund	Which Trustee
		Compensation	as part of	Complex Paid	Serves Within
Name of Person	from Fund	Fund Expenses	to Trustees	Fund Complex
Joseph H.
Fleiss		$10,273		0		$58,600		10

Donald R.
Foley		10,273		0		58,600		10

Paul Hardin	9,772		0		74,150		12

Francis P.
Martin		10,273		0		58,600		10

Heath B.
McLendon*	0		0		0		41

Roderick C.
Rasmussen	10,273		0		58,600		10

John P.
Toolan		10,273		0		58,600		10

C. Richard
Youngdahl**	9,351		0		45,300		10

*	Designates an "interested Trustee."
**	Upon attainment of age 72 the Fund's current Trustees may
elect to change to emeritus status. Any Trustees elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years durring which time they are paid 50% of the annual retainer fee and meeting fees other wise applicable to the Fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation paid by the Fund to Trustees achieving emeritus status totaled $922.


	On    July 1, 1997    , the Trustees and officers owned in
the aggregate less than 1% of the outstanding shares of each
Portfolio of  the Fund, except for Mr. Toolan        , who owned
in excess of 1% of Class A shares of the Florida Portfolio.

ADDITIONAL INFORMATION REGARDING INVESTMENT POLICIES

	In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from Federal income tax in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes that enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

	The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Currently, the majority of each Portfolio's municipal obligations are revenue bonds.

	For purposes of diversification and concentration under the Investment Company Act of 1940 (the "1940 Act"), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

	Among the types of short-term instruments in which each Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each Portfolio may purchase participation interest in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only, if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

	Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the Portfolio participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interest are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Portfolio . A Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the Portfolio's participation interest in the tax-exempt security, plus accrued interest. Each Portfolio intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by a Portfolio. The Manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by each Portfolio, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the Manager may subscribe.

	The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The rating of Moody's Investment Service, Inc. and Standard & Poor's Ratings Group represent their opinion as to the quality to the municipal obligations that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

	Municipal obligations purchased on a when-issued basis as well as the securities held in each Portfolio are generally subject to similar changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a Portfolio's assets will fluctuate. Purchasing a tax-exempt security on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. A separate account of each Portfolio consisting of
cash or        debt securities    of any grade     equal to the
amount of the when-issued commitments will be established with PNC Bank, National Association (the "Custodian") and marked-to-market daily pursuant to guidelines established by the Trustees, with additional cash or debt securities added when necessary. When the time comes to pay for when-issued securities, the Portfolios will meet their respective obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolios' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from Federal income tax (see "Dividends, Distributions and Taxes" in the Prospectus).

	Portfolios may invest in municipal bond index futures contracts or in listed contracts based on U.S. government securities. Such investments will be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions and not for purposes of speculation. The acquisition or sale of a futures contract could enable the Fund to protect a Portfolio's assets from fluctuations in rates on tax-exempt securities without actually buying or selling securities. The municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds. The contract obligates the buyer or seller to take or make delivery, respectively, of an amount of cash equal to the difference between the value of the index upon liquidation of the contract and the price at which the index contract was originally purchased or sold. In connection with the use of futures contracts as a hedging device, there can be no assurance that there will be a precise or even a positive correlation between price movement in the futures contracts with that of the municipal bonds that are the subject of the hedge, consequently, a Portfolio may realize a profit on a futures contract that is less than the loss in the price of the municipal bonds being hedged or may even incur a loss. A Portfolio also may not be able to close a futures position in the event of adverse price movements or in the event an active market does not exist for the hedging contract on the exchange or board of trade on which the contract is traded. The successful use of these investments is dependent on the ability of the Manager to predict price or interest rate movements or the correlation of futures and cash markets, or both.

	Each Portfolio may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

	Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities. The Fund believes that, in general, the secondary market for tax-exempt securities in each of the Fund's Portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Portfolio to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

	Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales (including maturities and calls) of portfolio securities to the monthly average of the value of portfolio securities including long-term U.S. government securities but excluding securities with maturities at acquisition of one year or less. The Fund effects portfolio transactions with a view towards attaining the investment objective of each Portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs. The Fund anticipates that each Portfolio's annual turnover rate generally will not exceed 100%.

	Though not obligated to do so, the Fund will normally provide upon request a listing of portfolio holdings as of a recent date.

ADDITIONAL TAX INFORMATION

	Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. On
   March 31, 1997,      the unused capital loss carryovers of the
Fund by Portfolio were approximately as follows:    National
Portfolio, $1,485,000; New York Portfolio, $6,386,000; Florida Portfolio, $192,000; Limited Term Portfolio, $5,452,000; California Money Market Portfolio, $187,000; New York Money Market Portfolio $262,000 and the Pennsylvania Portfolio, $9,700.
For Federal income tax purposes theses amounts are available to be applied against future securities gains, if any, realized. The carryovers expire as follows:



	March 31:
PORTFOLIO	1998	1999 	2000 	2001	 2002	2003	2004	2005
(in thousands)
National		--	--	--	--	--	$1,445	$40	--
Florida		--	--	--	--	--	192	--	--
New York	--	--	--	$714	$4,701	366	--	$605
Georgia		--	--	--	--	--	--	--	--
Ohio		--	--	--	--	--	--	--	--
Pennsylvania	--	--	--	--	--	--	--	10
Limited Term	--	--	--	289	577	2,846	1,740	--
CA Money	--	$55	$9	83	800*	1	38	--
NY Money	--	--	262	--	--	--	--	--

*  Not expressed in thousands.


	Generally, interest on municipal obligations is exempt from Federal income tax. However, interest on municipal obligations that are considered to be IDBs (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), will not be exempt from Federal income tax to any shareholder who is considered to be a "substantial user" of any facility financed by the proceeds of such obligations (or a "related person" to such "substantial user" as defined in the Code).

	In addition, interest on municipal obligations may subject certain investors' Social Security benefits to Federal income taxation. Section 86 of the Internal Revenue Code provides that the amount of Social Security benefits subject to inclusion in gross income for a taxable year is the lesser of (a) one-half of the Social Security benefits or (b) one-half of the amount by which the sum of "modified adjusted gross income" plus one-half of the Social Security benefits exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filling a joint return and zero for married taxpayers not living apart who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax-exempt interest on municipal obligations. To the extent that Social Security benefits are included in gross income they will be treated as any other item of gross income and therefore may be taxable. Tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income; no tax-exempt interest, including that received from the Fund, will be subject to Federal income tax for most investors.

	Additionally, the Tax Reform Act of 1986 (the "Tax Reform Act") provides that interest on certain municipal obligations (i.e. certain private activity bonds) issued after August 7, 1986 will be treated as a preference item for purposes of both the corporate and individual alternative minimum tax. Under Treasury regulations, that portion of the Portfolio's exempt-interest dividend which is to be treated as a preference item for shareholders will be based on the proportionate share of the interest received by the Portfolio from the specified private activity bonds. In addition, the Tax Reform Act provides generally that tax preference items for corporations for 1987-1989 will include one-half the amount by which adjusted net book income (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this preference.

	A similar provision based on adjusted earnings and profits would apply after 1989. Investors should consult their tax advisers before investing in shares of the Fund.

	From time to time, proceedings have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. It may be expected that similar proposals may be introduced in the future. If such proposals were to be enacted, the ability of the Fund to pay "exempt interest" dividends could be adversely affected and the Fund would then need to reevaluate its investment objectives and policies and consider changes in its structure.


INVESTMENT RESTRICTIONS

	The Fund has adopted the following restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of the outstanding voting securities of each Portfolio affected by the matters as defined in the 1940 Act
(see "Voting Rights").

	Without the approval of a majority of their outstanding voting securities, the National Portfolio and the New York
Portfolio each may not:

	(1) borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investment will be made while borrowing exceeds 5% of total assets; (2) mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above; (3) invest more than 25% of total assets taken at market value in any one industry, except that municipal obligations and securities of the U.S. Government, its agencies and instrumentalities and municipal obligations of New York State with respect to the New York Portfolio are not considered an industry for purposes of this limitation; (4) the National Portfolio may not with respect to 75% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities or by New York State or its political subdivisions with respect to the New York Portfolio); (5) invest in securities issued by other investment companies, except as permitted by Section 12(d)(1) of the 1940 Act or to effect a merger, consolidation, acquisition or reorganization; (6) purchase or hold any real estate, except that a Portfolio may invest in securities secured by real estate or interest therein or issued by persons (other than real estate investment trusts) who deal in real estate or interests therein;
(7) purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities; (8) write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; (9) underwrite the securities of other issuers; (10) purchase or sell commodities and commodity contracts, except that each Portfolio may invest in or sell municipal bond index future contracts; provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets; or (11) make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Fund's Custodian, may be considered loans (and the Fund has no present intention of entering into repurchase agreements).

	Without the approval of a majority of its outstanding voting securities, the Limited Term Portfolio, the Florida Portfolio, the Georgia Portfolio, the Pennsylvania Portfolio and the Ohio
Portfolio each may not:

	(1) borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investments will be made while borrowing exceeds 5% of total assets; (2) mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above; (3) invest more than 25% of total assets taken at market value in any one industry; except that municipal obligations and securities of the U.S. government, its agencies and instrumentalities and municipal obligations of Georgia with respect to the Georgia Portfolio, municipal obligations of Pennsylvania with respect to the Pennsylvania Portfolio and municipal obligations of Florida with respect to the Florida Portfolio are not considered an industry for purposes of this limitation; (4) purchase or hold any real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;
(5) write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; (6) underwrite the securities of other issuers: (7) purchase or sell commodities and commodity contracts, except that the Portfolio may invest in or sell municipal bond index futures contracts, provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets; or (8) make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Funds' Custodian, may be considered loans.

	Without the approval of a majority of its outstanding voting securities, the California Money Market Portfolio and the New York Money Market Portfolio each may not:

	(1) borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investments will be made while borrowings exceed 5% of total assets; (2) mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above; (3) invest more than 25% of total assets taken at market value in any one industry; except that municipal obligations and securities of the U.S. government, its agencies and instrumentalities and municipal obligations of California with respect to the California Money Market Portfolio and municipal obligations of New York with respect to the New York Money Market Portfolio are not considered an industry for purposes of this limitation; (4) purchase or hold any real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;
(5) write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; (6) Underwrite the securities of other issuers; (7) Purchase or sell commodities and commodity contracts; or (8) Make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Fund's Custodian, may be considered loans.

	In order to comply with certain state statutes and policies, none of the Portfolios will, as a matter of operating policy:

	(1) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each Portfolio may invest in the securities of issuers which operate, invest in, or sponsor such programs; (2) invest more than 5% of their assets in unseasoned issuers, including their predecessors, which have been in operation for less than three years.

	The foregoing percentage restrictions apply at the time an investment is made; a subsequent increase or decrease in percentage may result from changes in values or net assets.

PERFORMANCE INFORMATION

	From time to time, in advertisements and other types of sales literature, each Portfolio may compare its performance to that of other mutual funds with similar investment objectives, to appropriate indices or rankings such as those compiled by Lipper Analytical Services, Inc. or to other financial alternatives.

	Each Portfolio, other than the California Money Market Portfolio and the New York Money Market Portfolio, computes the average annual total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents the hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

	Each Portfolio's average annual total return with respect to its Class A shares for the one-year period, five- and ten-year
periods, if any, and for the life of the Portfolio ended    March
31, 1997     is as follows:


PORTFOLIO	One Year	Five Years	Ten Years	Life	Inception Date
National		1.19%		6.61%		7.25%		7.50%	8/20/86
Limited Term	2.29		5.58		--		6.49	11/28/88
New York	1.26		6.59		6.96		6.87	1/16/87
Florida		1.24		6.63		--		6.96	4/2/91
Georgia		1.72		-- 		--		5.86	4/4/94
Ohio		1.81		--		--		4.80	6/13/94
Pennsylvania	1.84		--		--		6.23	4/4/94


	Each Portfolio's average annual total return with respect to its Class B shares for the one-year period, five-year period, if any, and for the life of the Portfolio ended March 31, 1997 is as follows:


PORTFOLIO	One Year	Five Years	Life	Inception Date
National		0.45%		-- 		8.69%	11/7/94
New York	0.46		--		8.52	11/11/94
Florida		0.44		--		5.41	11/16/94
Georgia		0.83		--		5.19	6/15/94
Ohio		1.02		--		4.71	6/14/94
Pennsylvania	1.06		--		5.35	6/20/94


	Each Portfolio's average annual total return with respect to its Class C shares for a one-year period, five-year period, if any and for the life of the Portfolio's Class C shares through March
31, 1997 is as follows:


PORTFOLIO	One Year	Five Years	Life	Inception Date
National		3.90%		--		5.96%	1/5/93
Limited Term	3.10		--		5.08	1/5/93
New York	3.91		--		5.83	1/8/93
Florida		3.95		--		4.82	1/5/93
Georgia		4.28		--		6.57	4/14/94
Ohio		4.48		--		5.68	6/14/94
Pennsylvania	4.51		--		7.09	4/5/94


	Each Portfolio's yield, other than for the California Money Market Portfolio and the New York Money Market Portfolio, is computed by dividing the net investment income per share earned during a specified 30-day period ending at month end by the maximum offering price per share on the last day of such period and analyzing the result. For purposes of yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the Portfolio; income or short-term obligations are based on current payment rate. Yield information may be accompanied with information on tax equivalent yield computed in the same manner, with adjustment for assumed Federal income tax rates. No taxable instruments are presently held by the Fund.

	Each Portfolio's distribution rate, other than those of the California Money Market Portfolio and the New York Money Market Portfolio, is calculated by analyzing the latest income distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield which will be computed in accordance with applicable regulations. A Portfolio may quote its distribution rate together with the above-described standard total return and yield information in its supplemental sales literature. The use of such distribution rates would be subject to an appropriate explanation of, among other matters, how the components of the distribution rate differ from the above described yield.

	California Money Market Portfolio's yield with respect to its Class A shares for the seven-day period ended March 31, 1997 was 2.75% (the effective yield was 2.79%) with an average dollar-weighted portfolio maturity of 37 days; the New York Money Market Portfolio's yield with respect to its Class A shares for the seven-day period ended March 31, 1997 was 2.80% (the effective yield was 2.85%) with an average dollar-weighted portfolio maturity of 46 days. From time to time the California Money Market Portfolio and, the New York Money Market Portfolio may advertise their yields, effective yields and tax equivalent yields. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of each Portfolio refers to the net investment income generated by an investment in each Portfolio over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The tax equivalent yield also is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of each Portfolio.

	Performance information may be useful in evaluating a Portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each Portfolio changes in response to fluctuations in market conditions, interest rates and Portfolio expenses, no performance quotation should be considered a representation as to the Portfolio's performance for any future period.


VALUATION OF SHARES

	The Prospectus states that the net asset value of each Portfolio's Classes of shares will be determined on any date that the New York Stock Exchange ("NYSE") is open. The NYSE is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

	The California Money Market Portfolio and the New York Money Market Portfolio use the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The amortized cost method of valuation of a Portfolio's securities (including any securities held in the separate account maintained for when-issued securities -- See "Investment Objective and Management Policies" and "Portfolio Management" in the Prospectus) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of each Portfolio's securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Portfolio would receive if it sold the instrument. During such periods the yield to investors in each Portfolio may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in each Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income.
The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each Portfolio's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stable price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days, investing in securities that have or are deemed to have remaining maturities of only 13 months or less and investing in only United States dollar-denominated instruments determined by the Fund's Trustees to be of high quality with minimal credit risks and which are Eligible Securities (as defined below), there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause each Portfolio's price per share to change from $1.00.

	An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less;
(b)(i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Trustees to be of comparable quality to any such rated security.


THE MANAGEMENT AGREEMENT

	The Management Agreement for the National Portfolio, the Georgia Portfolio, the Ohio Portfolio and Pennsylvania Portfolio provides for a daily management fee at the annual rate of 0.45% of the Portfolio's average net assets. The Management Agreement for the Limited Term, the Florida Portfolio and the New York Portfolio is 0.50% of the Portfolio's average net assets.

	At a Meeting of Shareholders of the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio held on December 15, 1995, the shareholders of each of these Portfolios approved a new Management Agreement that increases the effective management fee paid by Smith Barney Muni Funds on behalf of each of these Portfolios from 0.45% to 0.50% of each of these Portfolios' average daily net assets.

	The Management Agreements for the California Money Market
Portfolio and the New York Money Market Portfolio provide for the payment of an effective management fee at an annual rate based on each Money Market Portfolio's average daily net assets in accordance with the following schedule:

	0.50% on the first $2.5 billion of net assets;
	0.475% on the next $2.5 billion; and
	0.45% on net assets in excess of $5 billion.

	Based on the current asset levels of each Money Market
Portfolio, the effective management fee is 0.50%.


	For the fiscal years ended March 31, 1995, 1996 and 1997, the management fee for each Portfolio was as follows:

Portfolio			1997		1996		1995
National			$1,780,788	$1,893,904	$1,918,961
Limited Term		1,495,020	1,260,753	1,351,567
New York		3,682,923	996,273		373,385
Florida			876,101		622,090		484,744
California Money (a)	6,706,574	5,870,779	2,239,712
New York Money (b)	4,554,023	4,035,418	1,525,102
Georgia (c)		6,917		--		--
Ohio (d)			--		--		--
Pennsylvania (e)		--		--		--

(a)	The Manager waived its management fee in excess of 0.03% and
0.01% of the California Money Market Portfolio's average daily net assets for the period from April 1, 1994 through March 31,
1995 and for the fiscal year ended March 31, 1996.
(b)	The Manager waived its management fee in excess of 0.36% of
the New York Money Market Portfolio's average daily net assets for the fiscal year ended March 31, 1994
(c)	The Manager waived its entire management fee with respect to the Georgia Portfolio's average daily net assets for the period from April 4, 1994 through March 31, 1996 and its management fee in excess of 0.33% of the Portfolio's average daily net
assets for the fiscal year ended March 31, 1997.
(d)	The Manager waived its entire management fee with respect to the Ohio Portfolio's average daily net assets for the period from June 14, 1994 through March 31, 1997.
(e)	The Manager waived its entire management fee with respect to the Pennsylvania Portfolio's average daily net assets for the period from April 4, 1994 through March 31, 1997.


	The Management Agreements further provide that all other expenses not specifically assumed by the Manager under the Management Agreement on behalf of each Portfolio are borne by the Fund. Expenses payable by the Fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the
Fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Trustees' meetings, filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of Trustees and fees of Trustees who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses of each Portfolio of the Fund, including but not limited to the management fee, are charged to that Portfolio, and general trust expenses are allocated among the Portfolios on the basis of relative net assets. The Manager has voluntarily agreed to waive its fee with respect to each Portfolio to the extent it is necessary if in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest, payments of distribution fees and extraordinary expenses such as litigation costs, exceed the most restrictive expense limitation imposed by any state in which a Portfolio sells shares, if any.

DISTRIBUTOR

	The Fund, on behalf of each Portfolio, has adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940
Act under which a service fee is paid by each class of shares
(other than Class Y shares ) of each Portfolio to Smith Barney in connection with shareholder service expenses. The service fee is equal to 0.15% of the average daily net assets of each class (the service fee payable by the Class A shares of the Money Market Portfolios is 0.10%). With respect to Class B and Class C shares of each Portfolio, Smith Barney is also paid a distribution fee, pursuant to a plan of distribution adopted by each Portfolio. See "Distributor" in each applicable Prospectus.

	For the year ended    March 31, 1997    , the table below
represents the fees which have been accrued and/or paid to Smith Barney under the plans of distribution pursuant to Rule 12b-1 for the Fund's Portfolios. The distribution expenses for 1997 included compensation of Smith Barney Financial Consultants and printing costs of prospectuses and marketing materials.


Portfolio		Class A		Class B		Class C		Class Y		Total
National		$551,259	$80,225		$111,179	--		$742,663
Limited Term	405,247		N/A		100,916		--		506,163
Florida		179,380		317,521		27,826		--		524,727
Georgia		17,632		42,074		20,456		--		80,162
New York	815,597		1,192,097	66,175		--		2,037,869
Ohio		5,732		25,312		6,250		--		37,294
Pennsylvania	20,872		96,814		36,310		--		153,996


CUSTODIAN

	All portfolio securities and cash owned by the Fund will be held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103.


INDEPENDENT AUDITORS

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors to examine and report on the Fund's financial statements for the fiscal year
ending    March 31, 1998    .


THE FUND

	The interest of a shareholder is in the assets and earnings of the Portfolio in which he or she holds shares. The Trustees have authorized the issuance of 20 series of shares, each representing shares in one of 20 separate Portfolios. Pursuant to such authority, the Trustees may also authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Trustees at the time such Portfolios were established and may differ from those set forth in the Prospectuses and this Statement of Additional Information. In the event of liquidation or dissolution of a Portfolio or of the Fund, shares of a Portfolio are entitled to receive the assets belonging to that Portfolio and a proportionate distribution, based on the relative net assets of the respective Portfolios, of any general assets not belonging to any particular Portfolio that are available for distribution.

	The Declaration of Trust may be amended only by a "majority shareholder vote" as defined therein, except for certain amendments that may be made by the Trustees. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms of business organization relates to shareholder liability described below. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

	Special counsel for the Fund is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to (a) all types of claims in the latter jurisdictions;
(b) tort claims; (c) contract claims where the provision referred to is omitted from the undertaking; (c) claims for taxes; and (d) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund; however, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

	The Declaration of Trust further provides that no Trustee, officer or employee of the Fund is liable to the Fund or to a shareholder, except as such liability may arise from his or her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties, nor is any Trustee, officer or employee personally liable to any third persons in connection with the affairs of the Fund. It also provides that all third persons shall look solely to the Fund property or the property of the appropriate Portfolio of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or a particular Portfolio, respectively. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Fund.

	Other distinctions between a corporation and a Massachusetts business trust include the fact that business trusts are not required to issue share certificates or hold annual meetings of shareholders.

	The Fund shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination of the Trust or any of the series of the Trust by action of the shareholders or by action of the Trustees upon notice to the shareholders.


VOTING RIGHTS

	The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the Trustees have been elected by the shareholders of the Fund. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Fund may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class C and Class Y shares of a Portfolio of the Fund, if any, represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a Portfolio would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of each Portfolio's Management Agreement is a matter to be determined separately by that Portfolio. Approval of a proposal by the shareholders of one Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolios to approve the proposal
as to those Portfolios. As of    July 1, 1997    , the following
shareholders beneficially owned 5% or more of a class of shares of a Portfolio of the Fund :


National Portfolio Class B

James R. Scheele
P.O. Box 2477
Williston, ND 58802-2477
owned 201,606.019 (20.6643%) shares

Florida Portfolio Class A

The E.G. Rosenblatt Living Trust
E.G. Rosenblatt, Trustee
2295 South Ocean Blvd.
Palm Beach, FL 33480-5357
owned 626,821.592 (6.4985%) shares

Ohio Portfolio Class A

SBI Seed Money Capital
c/o Sam Harris
Capital Market
388 Greenwich Street
New York, NY 10013-2375
owned 70,107.810 (28.539%) shares

Anne C. Eiselstein, Trustee
FBO William E. Eiselstein U/A/D 10/18/96
P.O. Box 344
South Point, OH 45680-0344
owned 13,028.052 (5.3033%) shares

Ohio Portfolio Class B

Robert Burnett
Sub 1
18078 Williamsburg Oval
Strongsville, OH 44136-7093
owned 14,428.577 (5.0001%) shares

Ohio Portfolio Class C

Merle E. Troutwine and Dorothy D. Troutwine JTWROS
1229 Broadway
Greenville, OH 45331-2450
owned 13,662.160 (20.1309%) shares

Plaford E. Meredith
5063 Waterloo Rd.
Atwater, OH 44201-9345
owned 9,205.924 (13.5647%) shares

Sandhya R. Nuthakki
Municipal Bond Account
4625 Schrubb Dr.
Kettering, OH 45429-1984
owned 4,896.952 (7.2155%) shares

Catherine Dare
1110 Main St.
Hamilton, OH 45013-1604
owned 4,456.769 (6.5669%) shares

Nancy L. Schardt
1648 West Alex-Bell Rd.
Dayton, OH 45459-1246
owned 3,964.406 (5.8414%) shares

Georgia Portfolio Class C

Jeanette L. Griffis
Rt. 1 Box 266
Fargo, GA 31631-9801
owned 19,135.328 (7.3309%) shares

Scruggs Concrete Inc.
Attn:  James Kenneth Scruggs
807 River St.
Valdosta, GA 31601-3750
owned 17,083.702 (6.5449%) shares

Mary Ann Hillyard
P.O. Box 92
Arthur, IL 61911-0092
owned 13,157.605 (5.0408%) shares

Pennsylvania Portfolio Class A

James J. Broussard
530 Derwyn Rd.
Drexel Hill, PA 19026-1203
owned 187,782.518 (15.6295%) shares

Idlewild Farm Associates
c/o Jerry A & Carol L. Shields
Main Account
Idlewild Farm
617 Williamson Road
Bryn Mawr, PA 19010-1932
owned 107,969.722 (8.9865%) shares

Murray L. Katz and Harriet L. Katz JTWROS
186 Commadore Drive
Jupiter, FL 33477-4804
owned 97,523.734 (8.1171%) shares

California Money Market Portfolio Class Y

Howarth & Smith
700 S. Flower St., Suite 2900
Los Angeles, CA 90017-4216
owned 77,262.890 (96.9412%) shares


FINANCIAL STATEMENTS

	The following information is hereby incorporated by
reference to the Fund's    March 31, 1997     Annual Reports to
Shareholders:


					Annual Report	Annual Report
					of National	of Limited
Page(s) in:				Portfolio	Term 	Portfolio
Schedules of Investments			7-18		7-17
Statements of Assets and Liabilities	21		20
Statements of Operations			22		21
Statements of Changes in Net Assets	23		22
Notes to Financial Statements		24-27		23-25
Financial Highlights (for a share of
  each series of beneficial interest
  outstanding throughout each year)	28-30		28
Independent Auditors' Report		31		29

							Annual Report
					Annual Report	of California
					of Florida	Money Market
Page(s) in:				Portfolio		Portfolio
Schedules of Investments			7-15		4-10
Statements of Assets and Liabilities	18		12
Statements of Operations			19		13
Statements of Changes in Net Assets	20		14
Notes to Financial Statements		21-25		15 - 17
Financial Highlights (for a share of
  each series of beneficial interest
  outstanding throughout each year)	26-28		18
Independent Auditors' Report		29		19

					Annual Report	Annual Report
					of Ohio,		of New York
					Georgia &	& N.Y.
					Pennsylvania	Money Market
Page(s) in:				Portfolio		Portfolio
Schedules of Investments			14 - 23		8-21
Statements of Assets and Liabilities	26		24
Statements of Operations			27		25
Statements of Changes in Net Assets	28 - 30		26-27
Notes to Financial Statements		31 - 35		28-32
Financial Highlights (for a share of
  each series of beneficial interest
  outstanding throughout each year)	36 - 41		33-35
Independent Auditors' Report		42		36


APPENDIX A

RATINGS OF MUNICIPAL BONDS, NOTES AND COMMERCIAL PAPER

Description of Four Highest Municipal Bond Ratings

Moody's Investors Service, Inc.  ("Moody's"):

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group ("S&P"):

AAA - Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Description of State and Local Government Municipal Note Ratings

Notes are assigned distinct rating symbols in recognition of the differences between short-term and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk-- long-term secular trends for example-- may be less important over the short run.

Moody's Investors Service, Inc.:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). A short-term rating may also be assigned on an issue having a demand feature, a variable-rate demand obligation. Such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

MIG/VMIG 1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Standard & Poor's Ratings Group:

SP-1 - Very strong or strong capacity to pay principal interest.
Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Description of Highest Commercial Paper Ratings

Moody's Investors Service, Inc.:

Prime-1 - Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Standard & Poor's Ratings Group:

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


APPENDIX B

The following information is a summary of special factors affecting California municipal obligations. It does not purport to be a complete description and is based on information from statements relating to securities offerings of California issuers.

Additional Discussion of Special Factors Relating to California
Municipal Obligations

Beginning in the 1990-91 fiscal year, California faced the worst economic, fiscal and budgetary conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were severely affected. Job losses were the worst of any post-war recession and have been estimated to exceed 800,000.

	The recession seriously affected State tax revenues and caused increased expenditures for health and welfare programs.
The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund--K-12 schools and community colleges, health, welfare and corrections--growing at rates higher than the growth rates for the principal revenue sources of the General Fund (the General Fund, the State's main operating fund, consists of revenues which are not required to be credited to any other fund). The State experienced recurring budget deficits. The State Controller reported that expenditures exceeded revenues for four of the six fiscal years ending with 1992-93, and were essentially equal in 1993-94. According to the Department of Finance, the State suffered a continuing budget deficit of approximately $2.8 billion in the Special Fund for Economic Uncertainties (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specified purposes). The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the 1993-94 fiscal year was less than $300 million. The accumulated budget deficit at June 30, 1994 was not able to be retired by June 30, 1995 as planned. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.
At the end of its 1995-96 fiscal year, however, the State did not borrow monies into the subsequent fiscal year.

	Since the severe recession, California's economy has been recovering. Employment has grown by over 500,000 in 1994 and 1995, and the pre-recession level of total employment is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (accounting for approximately two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

	Sectors which are now contributing to California's recovery include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services, and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. As a result of these factors, average 1994 non-farm employment exceeded expectations and grew beyond 1993 levels.

	Many California counties continue to be under severe fiscal distress. Such distress has impacted smaller, rural counties and larger suburban counties such as Los Angeles and Orange County, which declared bankruptcy in 1994. Orange County has implemented significant reductions in services and personnel, and continues to face fiscal restraints in the aftermath of its bankruptcy.

1994-95 Budget

	The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's May Revision to his Budget proposal recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The May Revision sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated deficit, estimated at about $2 billion at June 30, 1994, by June 30, 1996.

	The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, about $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improved economy. Also included in this figure is the projected receipt of about $360 million from the federal government to reimburse the State for the cost of incarcerating undocumented immigrants. The State will not know how much the federal government will actually provide until the federal fiscal year 1995 budget is completed, which is expected to be by October 1994. The Legislature took no action on a proposal in the Governor's January Budget to undertake expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated levels.

	The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The
Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. The principal features of the Budget Act were the following:

		1.	Receipt of additional federal aid in 1994-95 of
about $400 million for costs of refugee assistance and medical care for undocumented aliens, thereby offsetting a similar General
Fund cost. The State will not know how much of these funds it will receive until the federal fiscal year 1994 budget is passed.

		2.	Reductions of approximately $1.1 billion in
health and welfare programs.

		3.	A General Fund increase of approximately $38
million in support for the University of California and $65 million for the California State University. It is anticipated that student fees for the U.C. and the C.S.U. will increase up to 10%.

		4.	Proposition 98 funding for K-14 schools is
increased by $526 million from the 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

		5.	Legislation enacted with the Budget Act
clarifies laws passed in 1992 and 1993 requiring counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented programs providing fewer monies to schools if there were redevelopment agencies projects. The legislation bans this method of transfers.

		6.	The Budget Act provides funding for anticipated
growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called
"Three Strikes" law) which requires mandatory life sentences for certain third-time felony offenders.

		7.	Additional miscellaneous cuts ($500 million) and
fund transfers ($255 million) totaling in the aggregate approximately $755 million.

	The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for 1993 and 1994. A ballot proposition to permanently restore the renters' credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, saving about $390 million in the 1995-96 fiscal year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and warrants. Issuance of the warrants allows the State to defer repayment of approximately $1 billion of its accumulated budget deficit into the 1995-96 fiscal year.

1995-96 Budget

	The State began the 1995-1996 Fiscal Year with strengthening revenues based on an improving economy and the smallest nominal " budget gap" to be closed in many years.

	The 1995-96 Budget Act, signed by the Governor on August 3, 1995, projects General Fund revenues and transfers of $44.1 billion, about $2.2 billion higher than projected revenues in 1994-95. The Budget Act projects Special Fund revenues of $12.7 billion, an increase from $12.1 billion projected in 1994-95.

	The Department of Finances released updated projections for the 1995-96 fiscal year in May, 1996, estimating that revenues and transfers to be $46.1 billion, approximately $2 billion over the original fiscal year estimate. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to budget new aid for illegal immigrant costs which had been counted on to allow reduction in costs.


	The principal features of the Budget Act were the following:

1.	Proposition 98 funding for schools and community colleges
will increase by about $1 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher-than-projected revenues in 1994-95, an additional
$543 million is appropriated to the 1994-95 Proposition 98 entitlement. A significant component of this amount is a block grant of about $54 per pupil for any one-time purpose. Per-pupil expenditures are projected to increase by another
$126 in 1995-96 to $4,435.  A full 2.7% cost-of-living
allowance is funded for the first time in several years.
The budget compromise anticipated a settlement of the CTA v.
Gould litigation.

2.	Cuts in health and welfare costs totaling about $900
million, some of which would require federal legislative approval.

3.	A 3.5% increase in funding for the University of
California ($90 million General Fund) and the California
State University system ($24 million General Fund), with no increases in student fees.

4.	The updated Budget assumes receipt of $494 million in new
federal aid for costs of illegal immigrants, in excess of federal government commitments.

5.	General Fund support for the Department of Corrections is
increased by about 8% over 1994-95, reflecting estimates of increased prison population. This amount is less than was proposed in the 1995 Governor's Budget.

1996-97 Budget

	The 1996-97 Budget Act was signed by the Governor on July 15, 1996 and projected General Fund revenues and transfers of approximately $47.64 billion and General Fund expenditures of approximately $47.25 billion. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund) and the State has implemented its regular cash flow borrowing program with the issuance of $3 billion of Revenue Anticipation Notes to mature on or before June 30, 1997. The 1996-97 Budget Act appropriated a budget reserve in the Special Fund for Economic Uncertainties of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be approximately $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

	The State Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on June 1, 1997. As a result, revenues for the Fiscal Year will be an estimated $550 million higher than projected in the May Revision to the 1996-97 Budget, and are now estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

	The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

	The principal features of the Budget Act were the following:

1.	Proposition 98 funding for schools and community college
districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 level periods. Almost half of this money was budgeted to fund class-size reduction in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance
(3.2%) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

2.	Proposed cuts in health and welfare costs totaling about
$660 million. All of these cuts require federal law changes (including welfare reform), federal waivers or federal budget appropriations in order to be achieved. The 1996-97 Budget Act assumes approval/action by October, 1996, with the savings to be achieved beginning November, 1996. The
1996-97 Budget Act was based on continuation of previously approved assistance levels for Aid to Families with
Dependent Children and other health and welfare programs,
which had been reduced in prior years, including suspension
of State-authorized cost-of-living increases. Part of the federal actions referred to above is approval to maintain reduced assistance levels in 1996-97. The Legislature did not approve the Governor's proposal for further cuts in
these assistance levels.   The 1996-97 Budget Act does
include some $92 million for a variety of preventive programs in health and social service areas such as the prevention of teenage pregnancy and domestic violence.

3.	A 4.9% increase in funding for the University of
California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "compact" with the State's higher education units.

4.	The 1996-97 Budget Act assumed the federal government
will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in theses categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

5.	General Fund support for the Department of Corrections
was increased by about 7% over the prior year, reflecting estimates of increased prison population.

6.	With respect to aid to local governments, the principal
new programs included in the 1996-97 Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.
The 1996-97 Budget Act also assumed that legislation will be adopted to revise the Trial Court Funding program, so that future increases in trial court costs will be funded by the State; this change will not have a significant impact in 1996-97.

	The 1996-97 Budget Act did not contain any tax increases.
As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the renters' tax credit, saving $520 in expenditures.

	THE FOREGOING IS BASED ON OFFICIAL STATEMENTS AND OTHER INFORMATION PROVIDED BY THE STATE OF CALIFORNIA. THE STATE HAS INDICATED THAT ITS DISCUSSION OF BUDGETARY INFORMATION IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT; THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

Recent Voter Initiative

	"Proposition 218" or the "Right to Vote on Taxes Act" (the "Proposition") was approved by the California electorate at the November, 1996 general election. Officially titled "Voter Approval For Local Government Taxes, Limitation on Fees, Assessments and Charges Initiative Constitutional Amendment," the Act was approved by a majority of the voters voting at the election and adds Articles XIIIC and XIIID to the California Constitution.

	The Proposition, among other things, requires local governments to follow certain procedures in imposing or increasing any fee or charge as defined. "Fee" or "charge" is defined to mean "any levy other than an ad valorem tax, a special tax or an assessment imposed by an agency upon a parcel or upon a person as an incident of property ownership, including user fees or charges for a property related service."

	The procedure required by the Proposition to impose or increase any fee or charge include a public hearing upon the proposed fee or charge and the opportunity to present written protests by the owners of the parcels subject to the proposed fee or charge. If written protests against the proposed fee or charge are presented by a majority of the owners of the identified parcels, the local government shall not impose the fee or charge.

The Proposition further provides as follows:

	"Except for fees or charges for sewer, water, and refuse collection services, no property related fee or charge shall be imposed or increased unless and until such fee or charge is submitted and approved by a majority vote of the property owners of the property subject to the fee or charge or, at the option of the agency, by a two-thirds vote of the electorate residing in the affected area."

Additionally, the Proposition provides, with respect to stand-by charges as follows:

	"No fee or charge may be imposed for a service unless that service is actually used by, or immediately available to, the owner of the property in question. Fees or charges based on potential or future use of a service are not permitted. Standby charges, whether characterized as charges or assessments, shall be classified as assessments and shall not be imposed without compliance with Section 4 of this Article."

	The Proposition provides that beginning July 1, 1997, all fees or charges shall comply with the Proposition's requirements.

	The Proposition is silent with respect to future increases of existing fees or charges which are pledged to payment of indebtedness or obligations previously incurred by the local government. Presumably, the Proposition cannot preempt outstanding contractual obligations protected by the contract impairment clause of the federal constitution. However, with respect to any given situation or case, litigation may be the method which will settle any question concerning the authority of a local government to increase fees or charges outside of the strictures or the Proposition in order to meet contractual obligations.

	Proposition 218 also contains a new provision subjecting "matters of reducing or repealing any local tax, assessments and charges" to the initiative power. This means that no city or local agency revenue source is safe from reduction or repeal pursuant to the initiative process.

	Litigation concerning various elements of the Proposition may ultimately ensue and clarifying legislation may be enacted.

State Appropriations Limit

	The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"), and is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

	Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article
XIIIB limits.   The Appropriations Limit may also be exceeded in
cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

	Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-92, revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools, but which exceeded the reduced appropriation, was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.083 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To ADA funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.76 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools.

	A Sacramento County Superior Court in California Teachers' Association, et al. v. Gould, et al., ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition
98. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The parties reached a conditional final settlement of the case in April, 1996. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred, and final approval by the court, which was pending in early July, 1996.

	The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior year's emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base circulation. The school's share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are to be spread over the eight-year period beginning 1994-95 through 2002-03. Once the Director of Finance certifies that a settlement has occurred, approximately $377 million in appropriations from the 1995-96 fiscal year to schools will be disbursed.

	Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Money Market Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives.
Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.

State Indebtedness

	As of July 1, 1996, the State had over $18.20 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in the aggregate amount of approximately $4.31 billion remained unissued as of July 1, 1996. The State also builds and acquires capital facilities through the use of lease-purchase borrowing. As of July 1, 1996, the State had approximately $5.85 billion of outstanding lease-purchase debt.

	In addition to the general obligation bonds, State agencies and authorities had approximately $20.77 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1996. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, education facilities (including the California State University and University of California systems), housing, health and pollution control facilities.

Litigation

	The State is a party to numerous legal proceedings. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve challenges of payments of wages under the Fair Labor Standards Act, the method of determining gross insurance premiums involving health insurance, property tax challenges, challenges of transfer of monies from State Treasury Special Fund accounts to the State's General Fund pursuant to 1991, 1992, 1993 and 1994 Budget Acts. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligations.

Ratings

	During 1996, the ratings of California's general obligation bonds was upgraded by the following ratings agencies. Recently Standard & Poor's Ratings Group upgraded its rating of such debt to A+; the same rating has been assigned to such debt by Fitch Investors Service. Moody's Investors Service has assigned such debt an A1 rating. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue of any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

	The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Money Market Portfolio. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

APPENDIX C

The following information is a summary of special factors affecting New York municipal obligations. It does not purport to be a complete description and is based on information from statements relating to securities offerings of New York issuers.

Additional Discussion of Special Factors Relating to New York
Municipal Obligations

	The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsor has not independently verified the information.

Economic Trends

	Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health effects the
State in numerous ways.   The State historically has been one of
the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

	The State has for many years had a very high state and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems and
other social services and recreational facilities.   Despite these
benefits, the burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decision of some businesses and individuals to relocate outside, or not locate within, the State.

	Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

The State and its Authorities

	The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State's prior fiscal year commenced on April 1, 1995, and ended on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.

	The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 199-97 fiscal years, respectively. The 1997-98 budget gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. The gap, however, is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

	The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund theses additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the State Division of the Budget ("DOB") to be $1.3 billion, or 3.9% of total General
Fund receipts.

	The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. The Mid-Year Update reflects a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.
	The State Financial Plan is based on a June 1996 projection by DOB of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower that in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

	In its Mid-Year Update the State revised its forecast of national and State economic activity through the end of calendar year 1997 to reflect the stronger-than-expected growth in the first half of 1996. The national economic forecast has been changed slightly from the initial forecast on which the original 1996-97 State Financial Plan was based. The revised forecast projects real Gross Domestic Product ("GDP") growth in the nation of 2.5% for 1996 and 2.4% in 1997. The inflation rate is expected to be 3.0% in 1996 and 2.9% in 1997. The annual rate of job growth is expected to slow gradually to about 1.8% in 1997, down from 2.2% in 1996. Growth in personal income and wages is expected to slow accordingly.

	The State economic forecast has been changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth is projected to continue through the second half of 1996, with unemployment, wages and incomes continuing their modest rise. Personal income is projected to increase by 5.2% in 1996 and 4.7% in 1997, reflecting robust projected wage growth fueled in part by financial sector bonus payments. Overall employment growth will continue at a modest rate, reflecting the slowdown in the national economy, continued spending restraint in government, and restructuring in the health care and financial sectors.

	The forecast for continued moderate growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecast average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

	The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

	The economic and financial conditions of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentatlities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projection.

	The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47% of total governmental-fund receipts and 71% of total governmental-fund disbursements. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

	The General Fund is expected to be balanced on a cash basis for the 1996-97 fiscal year. Actual receipts through the first two quarters of the 1996-97 fiscal year reflect stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $276 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 fiscal year have been increased by $420 million. Most of this projected increase is in the yield of the personal income tax ($241 million). Projected collections from user taxes and fees have been revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

	Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings are included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements are increased by $120 million, since increased General Fund disbursements for education are required to replace a projected decrease in lottery receipts. This modification is shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type. The projected closing fund balance in the General Fund of $337 million reflects a balance of $252 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a deposit of $85 million to the Contingency Reserve Fund.

	On January 13, 1992, Standard & Poor's Ratings Group ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease-purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A- rating. On January 6, 1992, Moody's Investors Service ("Moody's") reduced its ratings on outstanding limited-liability State lease-purchase and contractual obligations from A to Baa1. On July 26, 1996, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

New York City and Other Localities

	The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings.
Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.

	The national economic recession which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvements in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved during calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate growth will continue through calendar year 2000, with moderating job growth and wage increases.

	For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurances that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

	Pursuant to the New York State Financial Emergency Act of the City of New York, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1999 and 2000 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies including the New York State Financial Control Board (the "Control Board").

	The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-96 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction in or a delay in the receipt of federal grants which could have additional adverse effects on the City's cash flow or revenues.

	The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue-generating transactions and provisions of State and federal aid and mandate relief and the impact on City revenues of proposals for federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

	Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2000 contemplates the issuance of $4.2 billion of general obligation bonds and $4.2 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Water Authority or the Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

	The City has announced that it expects to sell approximately $200 million to $300 million of tax-exempt fixed rate bonds for capital purposes, on the basis of competitive bides, in May or June 1997. In addition, depending on market conditions, the City may sell approximately $875 million of tax-exempt fixed rate bonds before the end of June 1997, most of which are expected to be used in connection with a current refunding of certain outstanding City bonds.

	The City's operating results for the 1996 fiscal year were balanced in accordance with GAAP, after taking into account a discretionary transfer of $224 million, the 16th consecutive year of GAAP balanced results. On January 30, 1997, the City submitted tot he Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, the BOE, and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan").

	The June Financial Plan identified actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four-year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce city expenditures and additional proposed State aid of $75 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%. In March 1997, the 12.5% personal income tax surcharge was extended to December 31, 1998.

	The 1997-2000 Financial Plan published on January 30, 1997 projects revenues and expenditures for the 1997 and 1998 fiscal years balanced in accordance with GAAP, and projects gaps of $1.9 billion and $2.7 billion for the 1999 and 2000 fiscal years, respectively. Changes since the June Fiscal Plan include (i) an increase in projected tax revenues of $571 million, $207 million, $73 million and $56 million in fiscal years 1997 through 2000, respectively; (ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1999 fiscal year, and a $34 million reduction in assumed State and federal aid for the 1997 fiscal year; (iii) an approximately $200 to $300 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000; (iv) a $250 million increase in expenditures for BOE in the 1997 and 1998 fiscal years for school text books and other initiatives, to be funded by savings from the refunding of outstanding indebtedness of the Municipal Assistance Corporation for the City of New York; (v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million, in fiscal years 1997 through 2000, respectively; and (vi) debt service savings of $44 million in the 1998 fiscal year resulting from the refunding of outstanding City bonds consummated in the 1997 fiscal year.

	In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap of $1.4 billion for the 1998 fiscal year, and to reduce projected gaps for the 1999 and 2000 fiscal years. The gap-closing actions for the 1998 through 2000 fiscal years include (i) additional agency actions totaling $558 million, $488 million and $600 million in fiscal years 1998 through 2000; (ii) the prepayment in the 1997 fiscal year of $391 million of debt service due in the 1998 fiscal year for $125 million; (iii) the proposed sale of various assets including the U.N. Plaza Hotel in the 1998 fiscal year; (iv) additional State aid of $210 million in the 1998 fiscal year and $85 million in each of the 1999 and 2000 fiscal years, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (v) entitlement savings of $415 million in the 1998 fiscal year and $364 million in each of the 1999 and 2000 fiscal years, which would result from reductions in Medicaid spending for health care providers, reimbursement limits and the State making available to the City $77 million of additional federal block grant aid, as proposed in the Governor's 1997-98 Executive Budget on January 14, 1997. The Financial Plan does not reflect the subsequent amendment of the 1997-98 Executive Budget by the Governor to restore part of the proposed reductions in Medicaid spending for health care providers, which might reduce the projected entitlement savings for the City, depending upon the method by which such restoration is implemented. The gap-closing actions are partially offset by a proposed tax reduction program totaling $250 million, $463 million and $518 million in the 1998 through 2000 fiscal years, respectively, including the proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, which is subject to State legislative approval.

	The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1997 and is projected to provide revenue of $169 million, $504 million and $534 million in the 1998 through 2000 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which scheduled to expire on December 31, 1998 and is projected to provide revenue of $190 million and $528 million in the 1999 and 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totally $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or enforcement of the City's rights under the existing leases through pending legal actions;
(iii) the ability of the HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and (iv) State approval of the cost containment initiatives and State aid proposed by the City; as gap-closing actions for the 1998 fiscal year, and $115 million in additional State aid which is assumed in the Financial Plan but not provided for in the Governor's 1997-98 Executive Budget. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such federal welfare legislation, but does assume the entitlement savings and additional federal aid for localities provided in the Governor's 1997-98 Executive Budget. Moreover, certain proposed entitlement cost containment and other initiatives have been previously considered and rejected by the State Legislature, The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan. It can be expected that the proposals contained in the Financial Plan to close the previously projected budget gap for the 1998 fiscal year will engender substantial public debate which will continue through the time the budget is scheduled to be adopted in June 1997. Accordingly, the Financial Plan may be changed significantly by the time the budget for the 1998 fiscal year is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

	The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees, which together represent approximately two-thirds of the City's work force, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five-year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements of all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceeded $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

	In the event of a collective bargaining impasse, the terms of wage settlements could be determine through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration, On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the Uniformed Firefighters Association ("UFA"). However, on April 7, 1997, the City reached a tentative settlement with the UFA covering a 65-month period from January 1, 1995 to May 31, 2000. At the request of both the City and the PBA, the City's Office of Collective Bargaining declared an impasse between the City and the PBA on January 30, 1997. However, while the parties prepare for the impasse proceeding, negotiations are continuing, which may eliminate the need for such a proceeding.

	On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A to BBB+ and removed City bonds from Creditwatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancing, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

	On March 1, 1996, Moody's stated that the rating for City general obligation bonds remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year, and, in light of the status of the debt on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic shutdown. Since July 15, 1993, Fitch has rated City bonds A-. On February 28, 1996, Fitch Investors Service ("Fitch") placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.



Litigation

	A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve state programs and miscellaneous tort, real property and contractual claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1996-97 State Financial Plan.

	The claims involving the City, other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation, arise out of alleged constitutional violations, tort, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000
Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June
30, 1996 amounted to approximately $2.8 billion.


APPENDIX D

	The following information is a summary of special factors affecting Florida municipal obligations. It does not purport to be a complete description and is based on information from statements relating to securities offerings of Florida issuers.

Additional Discussion of Special Factors Relating to Florida
Municipal Obligations

	In 1980, Florida was the seventh most populous state in the U.S. The State has grown dramatically since then and as of April 1, 1995, ranks fourth with an estimated population of 14.1 million. Florida's attraction, as both a growth and retirement state, has kept net migration at an average of 227,000 new residents a year from 1985 through 1995. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 2.3%. Florida continues to be the fastest growing of the 11 largest states.
This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%.
The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the 21st century.

	The State's personal income has been growing strongly the last several years and has generally outperformed both the U.S. as a whole and the Southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is because Florida's population has been growing at a very strong pace and, since the early 70's, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the Southeast. From 1985 through 1995, the State's real per capita income rose an average 5.0% a year, while the national real per capita income increased at an average 4.9%.

	Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1995 was 60.6% of total personal income, while a similar figure for the nation for 1990 was 70.8%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

	The State's per capita personal income in 1995 of $22,916 was slightly above the national average of $22,788 and significantly ahead of that for the Southeast United States, which was $20,645. Real personal income in the State is estimated to increase 4.2% in 1996-97 and 4.4% in 1997-98. Real personal income per capita in the State is projected to grow at 2.3% in 1996-97 and 2.6% in 1997-98. The Florida economy appears to be performing in line with the U.S. economy and is expected to experience steady if unspectacular growth over the next couple of years.

	Since 1985, the State's population has increased an estimated 26.1%. In that same period, Florida's total non-farm employment has grown by over 36%. Since 1985, the job creation rate in the state is more than twice that of the nation as whole. Contributing to this is the State's rapid rate of growth in employment and income is international trade. Changes to its economy has also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction-related manufacturing and resource-based manufacturing, which have declined as a proportion of total State employment. The State's service sector employment is nearly 87% of total non-farm employment. While the Southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980's tracked below the nation's. As the State's economic growth has slowed, its unemployment rate has tracked above the national average. The average rate in Florida since 1986 has been 6.2%. The national average is also 6.2%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together the "Organization") the State's unemployment rate was 5.5% during 1995. As of November 1996, the Organization estimates that the unemployment rate will be 5.3% for 1996 and 5.3% in 1997.

	The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole.
Total non-farm employment in Florida is expected to grow at an increase of 2.9% in 1996-97 and 2.9% in 1997-98. Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 4.3% in 1996-97, and again growing 4.3% in 1997-98. Trade is expected to expand 3.1% in 1997 and 2.9% in 1998. The service sector is now the State's largest employment category.

Construction

	The State's economy has in the past been highly dependent on the construction industry and construction-related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980, total contract construction employment as a share of total non-farm employment was just about 7.5%, and in 1985, the share had edged downward to 5%. This trend is expected to continue as the state's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1995 while the State's population is 5.4% of the U.S. total population. Florida's housing starts in 1995 were 115,000 and since 1985 averaged
148,500 a year.

	A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to slow somewhat as the number of people moving into the State is expected to grow close to 230,000 a year throughout the 1990's. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes and buildings also contribute to the level of construction in the State.

	Single and multi-family housing starts in 1996-97 are projected to reach a combined level of 113,200, increasing to 116,000 next year. Lingering recessionary effects on consumers and tight credit are some of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. Total construction expenditures are forecast to increase 5.9% this year and increase 2.7% next year.

	The State has continuously been dependent on the highly cyclical construction and construction-related manufacturing industries. While that dependency has decreased, the State is still somewhat at the mercy of the construction and construction-related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be no assurance that population growth will continue throughout the 1990's, in which case there could be an adverse impact on the State's economy through the loss of construction and construction-related manufacturing jobs. Also, recent increases in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercial rental space continues, construction of this type of space will likely remain slow.

Tourism

	Tourism is one of State's most important industries. Approximately 40.7 million tourists visited the State in 1995, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1995 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. The dollar's depreciation has enhanced the State's tourism industry. Tourist arrivals are expected to increase 2.7% this fiscal year and 3.2% next fiscal year. Tourist arrivals to Florida by air are expected to decrease by 5.2% this year and increase by 3.15 next year, while arrivals by car are expected fall by 0.3% 1996-97 but increase 3.2% in 1997-98. By the end of the State's current fiscal year, 42.6 million domestic and international tourists are expected to have visited the State. In 1996-97, tourist arrivals should approximate 43.9 million.

Revenues and Expenses

	Estimated fiscal year 1995-96 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $15,419.3 million, a 4.0% increase over 1994-95. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $14,651.7 million of that is Estimated Revenues, which represents an increase of 7.4% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $14.651.7 million, unencumbered reserves at the end of 1995-96 are estimated at $697.8 million. Estimated, fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available total $16,601.7 million, a 7.7% increase over 1995-96. The $15,566.9 million in Estimated Revenues (including recent Measures Affecting Revenues) represents an increase of 6.25.6% over the previous year's Estimated Revenues. With Combined General Revenues, Working Capital Fund and Budgetary Stabilization appropriations at $15,582.2 million, unencumbered reserves as of the end of 1997-97 are estimated at $1,019.5 million.

	In fiscal year 1994-95, approximately 66% of the State's total direct revenue to its three operating funds were derived from State taxes, with federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, and beverage tax amounted to 69%, 7%, 4% and 4%, respectively, of total General Revenue Funds available during fiscal 1994-95. In that same year, expenditures for education, health and welfare and public safety amounted to approximately 51%, 31% and 14%, respectively, of total expenditures from the General Revenue Fund.

	The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers, in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health
care.   It alone cannot exceed 0.5% and when combined with the
infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1996, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totaled $11,461 million, an increase of 7.4% over fiscal year 1994-1995.

	The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

	The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine and liquor. This tax is one of the State's major tax sources, with revenues totaling $441.5 million in fiscal year ending June 30, 1996. Alcoholic beverage tax receipts increased 1.0% from the previous year's total. Ninety-eight percent of the revenues collected from this tax are deposited into the State's General Revenue Fund.

	The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1996, receipts from this source were $1,167.7 million, and increase of 9.3% from fiscal year 1994-95.

	The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $77.53 million during fiscal year 1995-96, an 11.5% increase from the previous fiscal year. For fiscal year 1994-95, 62.63% of these taxes were deposited to the General Revenue Fund.

	The State imposes a gross receipts tax on electric, natural gas and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1994-95, this amounted to $543.3 million, an increase of 6.9% over the previous year.

	The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds and certain other intangibles not secured by liens on Florida real property. The annual rate of tax is 2 mils. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1993-94, total intangible personal property tax collections were $895.9 million, a 9.5% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

	The State's severance tax taxes oil, gas and sulfur production, as well as the severance of phosphate rock and other solid minerals. Collections from severance taxes total $77.2 million during fiscal year 1996-97, up 26.1% from the previous year. Currently, 58% of this amount is transferred to the General Revenue Fund.

	The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38% for use in enhancing education, and the balance, 12% for the costs of administering the lottery. Fiscal year 1995-965 lottery ticket sales totaled $2.07 billion, providing education with approximately $788.1 million.

Debt-Balanced Budget Requirement

	At the end of fiscal 1995, approximately $6.83 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1995, the State issued about $1.3 billion in principal amount of full faith and credit bonds.

	The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Litigation

	Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

	Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

	Previously the State imposed a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. Plaintiffs sued the State alleging that this fee violated the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed has granted summary judgment for the plaintiffs, enjoined further collection of the impact fee and ordered refunds to all those who paid the fee since the collection of the fee went into effect. In the State's appeal of the lower court's decision, the Florida Supreme Court ruled that this fee was unconstitutional under the Commerce Clause. Thus, the Supreme Court approved the lower court's order enjoining further collection of the fee and requiring refund of the previously collected fees. The refund exposure of the State has been estimated to be in excess of $188 million.

	The State maintains a bond rating of Aa, AA and AA from Moody's Investors Service, Standard & Poor's Ratings Group and Fitch Investors Service, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal obligations will not be adversely affected by any such changes.

	The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

APPENDIX E

	The following information is a summary of special factors affecting Georgia municipal obligations. It does not purport to be a complete description and is based largely on information from statements relating to securities offerings of Georgia issuers.

Appropriations and Debt Limitations

	Article III, Section IX, Paragraph IV(b) of the Constitution of the State of Georgia (the "Constitution") provides:

The General Assembly shall not appropriate funds for any given fiscal year which, in aggregate, exceed a sum equal to the amount of unappropriated surplus expected to have accrued in the state treasury at the beginning of the fiscal year together with an amount not greater than the total treasury receipts from existing revenue sources anticipated to be collected in the fiscal year, less refunds, as estimated in the budget report and amendments thereto. Supplement appropriations, if any, shall be made in the manner provided in Paragraph V of this section of the Constitution; but in no event shall a supplementary appropriations Act continue in force and effect beyond the expiration of the general appropriations Act in effect when such supplementary appropriations Act was adopted and approved.

Article VII, Section W, Paragraph f(c), (d), (e) and (f) of the Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State Authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water or sewerage facilities or systems, and to make loans to local government entities for regional or multi-jurisdictional solid waste recycling or solid waste facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in said subparagraph (f) of Paragraph 1,
Section IV, Article VII of the Constitution. Article VII, Section IV, Paragraph II(b)-(e) of the Constitution further provides that:

"(b) 	No debt may be incurred under subparagraphs (c), (d),
and (e) of Paragraph I of this section or Paragraph V of this section at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the state under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph l(a) of the Constitution of 1976 are applicable, exceed 10 percent of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

(c)	No debt may be incurred under subparagraphs (c) and
(d) of Paragraph I of this section at any time when the term of the debt is in excess of 25 years.

(d)	No guaranteed revenue debt may be incurred to finance
water or sewage treatment facilities or systems when the highest aggregate annual debt service requirements for the then current year or any subsequent fiscal year of the state for outstanding or proposed guaranteed revenue debt for water facilities or systems or sewage facilities or systems exceed 1 percent of the total revenue receipts less refunds, of the state treasury in the fiscal year immediately preceding the year in which any debt is to be incurred.

(e)	The aggregate amount of guaranteed revenue debt
incurred to make loans for educational purposes that may be outstanding at any time shall not exceed $18 million, and the aggregate amount of guaranteed revenue debt incurred to purchase, or to lend or deposit against the security of, loans for educational purposes that may be outstanding at any time shall not exceed $72 million."

In addition, Article VII, Section IV, Paragraph IV of the
Constitution provides:

"The state, and all state institutions, departments and agencies of the state are prohibited from entering into any contract except contracts pertaining to guaranteed revenue debt with any public agency, public corporation, authority, or similar entity if such contract is intended to constitute security for bonds or other obligations issued by any such public agency, public corporation, or authority and, in the event any contract between the state, or any state institution, department or agency of the state and any public agency, public corporation, authority or similar entity, or any revenues from any such contract, is pledged or assigned as security for the repayment of bonds or other obligations, then and in either such event, the appropriation or expenditure of any funds of the state for the payment of obligations under any such contract shall likewise be prohibited."

	Article VII, Section IV, Paragraph l(b) of the Constitution provides that the State may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5 percent of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred.
The debt incurred shall be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under the provisions of this subparagraph (b) if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury." No such debt has been incurred under this provision since its inception.

	Virtually all debt obligations represented by bonds issued by the State of Georgia, counties, or municipalities or other public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

Revenue

	The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor, and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly. Since 1975, the Governor and the General Assembly have attempted to maintain a $100 million reserve fund, which in 1992 was eroded because of a revenue shortfall. For the first seven months of the fiscal year ending June 30, 1996, the State of Georgia enjoyed an 9.3% growth in revenues and had a $348,837,017.91 increase in revenues above the same seven month period in the fiscal year
1995.

Legal Matters

	The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

Age International, Inc. v. State (two cases) Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks 96 million dollars in refunds of alcohol taxes, plus interest imposed under Georgia's post-Bacchus (468 U.S. 263) statute, O.C.G.A. 34-60, ie., as amended in 1985. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional 23 million dollars, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refund of such type with the apparently applicable statutes of limitations for the years in question, i.e., 1989 through January, 1993. The cases are pending in the trial court at the discovery stage.

DeKalb County v. Schrenko. This suit, originally filed in Federal District Court for the Northern District of Georgia, against the State School Superintendent and the State of Georgia is based on a claim that the State's funding formula for pupil transportation is unconstitutional and a local school board's claim that the State should finance the major portion of the costs of its desegregation program. The plaintiffs are seeking approximately $67,500,000 in restitution. The Federal District Court ruled that the State's funding formula for pupil transportation is contrary to state law but ruled in the State's favor on the school desegregation costs issue. Motions to reconsider and amend the Courts judgment were filed by both parties. The State's motion was granted, in part, which reduced the required state payment to approximately $28,000,000, as of the date of decision. Notices of appeal and briefs to the Eleventh Circuit Court of Appeals were filed by both sides, and oral arguments on appeal were heard in October, 1996. The case is still pending in the Eleventh Circuit, awaiting the appellate court's ruling. The State intends to continue to defend the suit vigorously.

Buskirk and Estill v. State of Georgia, et al.. On September 1, 1994, plaintiffs in this case filed a civil action in the Superior Court of Fulton County, Georgia (No. E-31547) on behalf of all "classified employees of the State of Georgia or its agencies and departments during all or part of fiscal years 1992 through 1995 who were eligible to receive within grade pay increases and who would have received same were it not for a freeze of within grade pay increases." The trial court granted the State's motion to dismiss and for summary judgment which completely resolved the case in the State's favor. The case was appealed to the Georgia Supreme Court. Oral argument before the Supreme Court was heard in November, 1996, and, on March 10, 1997, the Supreme Court affirmed the grant of summary judgment to the State. The plaintiffs' motion for rehearing is pending. If the plaintiffs prevail, the parties will conduct separate discovery on the issue of damages. The State believes that it has good and adequate defenses to the claims made, but, should the plaintiffs prevail in every aspect of their claims, the liability of the State in this matter could be as much as $295,000,000, based on best estimates currently available.

Employment and Income

	Georgia's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the state to rise to 6.2 percent in 1990, and while it dipped to 5.0 percent in 1991 the rate increased to 6.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the state's unemployment rate to 5.5 percent in 1993, well below the national average of
6.9 percent. Georgia's annual average unemployment rates in 1994 and 1995 were 5.2 and 4.8 percent, compared to national rates of
6.1 and 5.6 percent, respectively. As of November, 1996, the unemployment rate for the state was 4.5 percent, compared to 5.3 percent for the United States.

	Wholesale and retail trade employed more people than any other non-agricultural sector in the state of Georgia from 1989 to 1995, followed by the service industry which became the leading employer in 1996. Manufacturing was the third largest employer in the state during the period, and earnings in manufacturing in 1994, the last year for which figures were available, averaged $10.35 per hour compared to $10.65 for the Southeast and $12.06 for the nation.

	Per capita income in the state in 1994 was $20,251, below the national figure of $21,809 but above the Southeast's level of $19,649 for the same year. The household median income figures in the same year for the state, the nation and the Southeast were $28,889, $30,786 and $27,013, respectively.

	Georgia's per capita gross state product, in 1987 dollars, for 1992 (the last year for which figures are available) was $19,011, close to the national level of $19,611 and well above the regional figure of $17,483. The average annual growth rate in personal income for 1990-1995 was 5.7 percent.

Ratings

	Moody's Investors Service, Inc., Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies and Fitch Investors Service, Inc. have given the General Obligation Bonds, 1997A ratings of "Aaa", "AA+" and "AAA," respectively. Any desired explanation of the significance of such ratings should be obtained from the rating agency furnishing it. Generally, rating agencies base their ratings on information and materials furnished to the agencies and on investigations, studies and assumptions by the rating agencies. There is no assurance that any such rating will remain in effect for a given period of time or that it will not be lowered or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such change or withdrawal of the rating could have an adverse effect on the market price of the Bonds. Neither the Commission nor the Underwriter has undertaken any responsibility either to bring to the attention of the holders of the Bonds any proposed revision, suspension or withdrawal of the rating or to oppose any such revision, suspension or withdrawal.

APPENDIX F

	The following information is a summary of special factors affecting Pennsylvania municipal obligations. It does not purport to be a complete description and is based on information from statements relating to securities offerings of Pennsylvania issuers.

General

	The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for 58 major corporations. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the Northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

	Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $2.6 billion in crop and lives stock products annually. Agribusiness and food-related industries support $9 billion in economic activity annually, Over 51,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands--nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

	Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number o rivers, streams and man-made and natural lakes.

	Human resources are plentiful in Pennsylvania. The work force is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

Population

	The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent residing the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania, 12.06 million people in 1996, according to the U.S. Bureau of the Census, represents a slight increase from the 1987 population of 11.81 million. A high proportion (15.9 percent) of Pennsylvania's population is comprised of persons 65 and over.

Employment

	Non-agricultural employment in Pennsylvania over the ten years ending in 1995 increased at an annual rate of 1.02 percent. This rate compares to the 0.36 percent rate of the Middle Atlantic region and 1.8 percent for the during the period 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4 percent. The growth in employment experienced in Pennsylvania during this period is higher than the 2.9 percent growth in the Middle Atlantic region. Non-manufacturing employment in Pennsylvania has increased in recent years to 82.1 percent of total employment in 1995 and to 82.5 percent as of December 1996. consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9 percent of 1995 non-agricultural employment and 17.5 percent as of December 1996, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1991, the services sector accounted for 28.6 percent of all non-agricultural employment while the trade sector accounted for 22.8 percent.

	Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the Middle Atlantic region's average, but slightly higher than that of the nation. As of January, 1997, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.7 percent, compared to 5.4 percent for the United States.

	Personal income in the Commonwealth for 1995 is $284.4 billion, an increase of 5.5 percent over the previous year.
During the same period, national personal income increased at a rate of 6.2 percent. Based on the 1995 personal income estimates, per capita income of 1995 is at $23,558 in the Commonwealth, compared to per capita income in the United States of $23,208.

	Among the major corporations that maintain their corporate headquarters in the Commonwealth are the following: Air Products and Chemicals, Inc., Alco Standard Corporation, Arco Chemical, Bell Atlantic Corporation, Bethlehem Steel Corporation, Cigna Corporation, Comcast Corporation, Consolidated Rail Corporation, Hershey Foods Corporation, H.J. Heinz Company, Mellon Bank Corp., Pep Boys, Quaker State Corporation, Rhone-Poulenc Rorer, Rite Aid Corporation, Union Pacific Corp., Unisys Corporation, U.S. Healthcare and Westinghouse Electric Corporation.

	The Commonwealth's 1995 average hourly wage rate of $12.81 compares favorably to the national average of $12.37 for 1995.


Market and Assessed Value of Property

	Annually, the State Tax Equalization Board (the "STEB") determines an aggregate market value of all taxable real property in the Commonwealth. The STEB determines the market value by applying assessment to sales ratio studies to assessment valuations supplied by local assessing officials. The market values certified by the STEB do not include property that is tax exempt but do include an adjustment correcting the data for preferential assessments granted to certain farm and forest lands.

Price Data

	Since 1982-1984 (the consumer price index base period), price inflation in the Commonwealth's largest MSAs, Philadelphia and Pittsburgh, has been comparable to inflation in neighboring
MSAs and in the nation as a whole.

Commonwealth Government and Fiscal Administration

	The government of the Commonwealth is composed of three separate branches. A general organization chart of the Commonwealth's government is shown on the following page.

Legislative Branch The legislative branch consists of the General Assembly and its staff. The General Assembly is bicameral, composed of the Senate and the House of Representatives. The 50 members of the Senate serve staggered four-year terms and the 203 Representatives serve identical two-year terms. The General Assembly meets in regular session biannually beginning on the first Tuesday of January following elections. Special sessions may be called by the Governor on petition of a majority of the members of each house or whenever the Governor determines that public interest so requires. Legislative leadership includes majority and minority leaders in each house, a President Pro Tempore of the Senate and a Speaker of the House of Representatives.

Executive Branch The Executive Branch is headed by five elected officials and encompasses 19 departments and approximately 37 independent commissions, boards, authorities and agencies.

	The five elected officials are the Governor, the Lieutenant Governor, the Attorney General, the State Treasurer and the
Auditor General. The Governor and the Lieutenant Governor are elected on the same ballot and serve a four-year term. The
Governor is eligible to succeed himself for one term.  The A
General, the Attorney General and the State Treasurer are elected for four-year terms in an even-year election held between gubernatorial elections.

	The Governor is the chief executive officer of the Commonwealth. All departments except those of the State Treasurer, the Attorney General and the Auditor General are under the direct jurisdiction of the Governor. The head of each of the remaining departments is a Secretary who is appointed by the Governor and confirmed by a majority vote of the Senate. Each Secretary serves at the Governor's pleasure and is a member of the Governor's Cabinet.

	The Lieutenant Governor presides over the Senate and serves as Acting Governor during the disability of the Governor and becomes Governor in the case of the death, conviction or impeachment, failure to qualify or resignation of the Governor.

	The Attorney General is the chief law enforcement officer of the Commonwealth and is responsible for upholding and defending the constitutionality of all statutes. He is also responsible for reviewing the form and legality of all proposed rules and regulations, deeds, leases and contracts to be executed by Commonwealth agencies. The Office of Attorney General is under the Attorney General's direct jurisdiction.

	The State Treasurer is charged with receiving, depositing and investing all Commonwealth funds and is responsible for the pre-audit approval of all requisitions for the disbursements of monies in the State Treasury. The Treasury Department is under the State Treasurer's direct jurisdiction.

	The Auditor General is charged with making audits of completed financial transactions. The Department of the Auditor
General is under the Auditor General's direct jurisdiction.

	Activities of state government are also conducted by various independent commissions, boards, authorities and agencies created by statute and not under the direct jurisdiction of the executive and legislative branches.

Judicial Branch   The judicial power of the Commonwealth is vested
in a unified judicial system consisting of a Supreme Court and various other courts of original and appellate jurisdiction which are under the supervision and authority of the Supreme Court. All justices, judges and district justices are elected to office.

Fiscal Organization Each branch of the Commonwealth's government is responsible for its respective fiscal operations subject to restrictions embodied in the Constitution, the Administrative Code, and the Fiscal Code. Such restrictions are enforced and other central administrative functions are provided by five departments: the Office of the Budget ("OB") and the Office of Administration ("OA"), the Treasury Department, the Department of Revenue and the Department of the Auditor General. OB and OA are administrative offices within the Governor's offices. The Secretary of the Budget and the Secretary of Administration are appointed by the Governor and are responsible for the operations of their respective offices. The Department of Revenue is led by the Secretary of Revenue, who is appointed by the Governor subject to the advice of the Senate. The Treasury Department and the Department of the Auditor General is headed by the respective elected official.

	OB monitors the operation of the Commonwealth's departments, operates a central accounting system, compiles and publishes the Commonwealth's financial reports, assists in the preparation and publication of the budget, coordinates capital improvements and is responsible for the issuance of the Commonwealth's debt. OA is responsible for personnel policy and programs, management policy and organizational structure, data processing service, and electronic data processing policy and planning. The Treasury Department receives, invests and disburses all funds and maintains central cash records. The Department of Revenue administers the collection of most taxes. The Department of the Auditor General oversees the examination of the majority of financial transactions.

	Commissions, authorities and agencies which are both independent by statute and financially self-supporting, operate autonomously although their capital projects and financing are reviewed by OB and included in the capital budget.

The Budgetary Process  	The Commonwealth operates on a fiscal year
beginning July I and ending June 30. For example, "fiscal 1996" refers to the fiscal year ending on June 30, 1996.

	The budget process commences in September, nine months prior to the beginning of the fiscal year, as departments formulate their initial budgets in response to Program Policy Guidelines issued by the Governor and hold preliminary hearings with OB and other members of the Governor's staff. By November 1, formal budget requests are submitted to OB by all government departments and other institutions requesting appropriations. OB, under the direction of the Secretary of the Budget, reviews the requests through November and December and may hold formal hearings.

	The Department of Revenue, in conjunction with OB, prepares revenue estimates. In the preparation of such estimates, internal analysis, information from selected departments and econometric analysis are utilized. The Commonwealth subscribes to economic forecasts prepared by The WEFA Group for national and Pennsylvania economic data which are used to estimate economically sensitive Commonwealth revenues. Other econometric forecasts are also consulted.

	The Constitution requires that the Governor submit annually to the General Assembly a budget consisting of three parts:

(a)	a balanced operating budget for the ensuing fiscal
year setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency;

(b)	a capital budget for the ensuing fiscal year setting
forth in detail proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or of its agencies or authorities or from operating funds; and

(c)	a financial plan for not less than the succeeding five
fiscal years, which includes for each year (i) projected operating expenditures classified by department or agency and by program, and estimated revenues by major categories from existing and additional sources, and (ii) projected expenditures for capital projects specifically itemized by purpose and their proposed sources of financing.

	All funds received by the Commonwealth are subject by statute to appropriation in specific amounts by the General Assembly or by executive authorizations by the Governor. The Governor's budget encompasses both annual appropriations and executive authorizations.

	The Governor is required to submit the proposed budget as soon as possible after the organization of the General Assembly but not later than the first full week in February except in his first year of office. The Governor's submission begins with the Budget Message delivered in joint session. The budget in the form of a proposed bill is delivered to the appropriations committee of one of the houses. Hearings are held on the bills constituting the budget. In an iterative process, bills are reported from committee to floor and considered in and between houses.

	The operating budget is considered in the form of the General Appropriations Bill and its supplements. The Bill is limited to appropriations for debt service, public schools and the executive, legislative and judicial branches. Its supplements cover appropriations from special revenue funds not included in the General Appropriations Bill and for such subjects as capital projects funded from current revenues, The operating budget also includes single subject bills covering appropriations made to any charitable or educational institutions not under the absolute control of the Commonwealth other than certain State-owned schools ("non-preferred appropriations").

	The Constitution mandates that total operating budget appropriations made by the General Assembly may not exceed the sum of (a) the actual and estimated revenues in a given year, and (b) the surplus of the preceding year. The Constitution further specifies that a surplus of operating funds at the end of the fiscal year shall be appropriated. That is, if funds remain from the end of a fiscal year they must be appropriated for the ensuing year. Also, if a deficit occurs at year-end, funds must be provided for such a deficit.

	Pursuant to the Administrative Code, the revenue estimates used in the budget are determined by the executive branch. In practice, the revenue estimates used to balance the operating budget consist of the appropriate fund's available surplus and its estimated cash receipts for the fiscal year as well as net accruals. Lapses estimated to occur during the year or at year-end are not included; lapses are not available for appropriation until they occur.

	Under this budgetary process a deficit can occur if revenues are less than those estimated in the budget and the shortfall is not offset by any unappropriated surplus or by lapses during or at the end of the year or by legislative action to increase revenues or reduce appropriation.

	The Administrative Code was amended in 1978 to provide for stronger executive control of expenditures. All departments under the Governor's jurisdiction may be required to submit estimates of expenditures during the ensuing month, quarter or any other such period as requested by the Governor. These estimates are subject to the approval of the Secretary of the Budget. The Governor is empowered to request the State Treasurer to withhold funds from any such department not spending within such estimates. The Secretary of the Budget is empowered to set personnel levels for departments. Departments are required to provide personnel data monthly so that the Commonwealth's computerized data file on personnel levels can be maintained and used to monitor the Commonwealth's largest operating expense.

	The proposed capital budget is considered in the form of the Capital Budget Bill and its supplements. The capital budget determines limits for the amount of debt which can be issued in that fiscal year for categories of capital projects, itemizes for funding all capital projects not previously itemized, authorizes the issuance of debt to finance these projects and appropriates the proceeds from the issuance of debt.

	All appropriations require the majority vote of all members in each house except for non-preferred appropriations and appropriations from the Tax Stabilization Reserve Fund and from the Sunny Day Fund which require passage by a two-thirds vote. During the legislative process, the General Assembly may add, change or delete any items in the budget proposed by the Governor. Once the bills constituting the budget have passed both houses and are returned to the Governor, he may either veto bills or item veto appropriations within bills. A gubernatorial veto can be overridden only by a two-thirds majority of all members of each house.

Accounting and Budgetary Controls Every department of the executive branch that receives appropriations from the Commonwealth, with the exception of the Treasury Department and the Departments of the Auditor General and the Attorney General, has a comptroller appointed by and under the direct jurisdiction of the Governor. These agencies share a centralized encumbrance-based accounting system supervised by OB. Executive departments operating separate additional accounting systems include the Department of Transportation for the Motor License Fund, the Liquor Control Board for the State Stores Fund and the Department of Labor and Industry for the payment of unemployment compensation benefits. Officials within the Treasury Department, the Departments of the Auditor General and the Attorney General and the judicial and legislative branches administer individual operations under the jurisdiction of their respective areas.

	Expenditure control occurs at two levels. The first is by appropriations and is enforced by the State Treasurer and individual comptrollers. The second is by allocations and allotments and is enforced by OB for all departments receiving appropriations, except for the legislative branch.

	Departments receive authorization to spend and commit funds in the form of appropriations for a specific amount, purpose and time period. Funds appropriated to a single department may be in one or more appropriations as the General Assembly determines.
When multiple appropriations to a department are enacted, separate appropriations are made for general operating expenses, special outlays and for specific programs or groupings thereof. The degree to which a department's total appropriations are itemized may vary, but control is exercised over both total and individual appropriations.

	The Constitution requires that with the exceptions named, monies may be paid from the Treasury only if appropriated by law. Accordingly, when a voucher is submitted to the State Treasurer, a check will not be issued unless the amount is within the balance of the agency's total appropriation.

	Departments are prevented by their comptrollers from incurring obligations in excess of their unexpended individual appropriations by an encumbrance system. Encumbrance control prevents spending beyond remaining individual appropriation balances. When a commitment or obligation is incurred, for example, when a contract or purchase order is signed, the required portion of the corresponding appropriation is reserved. This reserving of funds is called the encumbrance procedure. All obligations which will require a future disbursement of cash in the fiscal year require an encumbrance with the exception of debt service. As the appropriation is used for no purpose other than debt service, an encumbrance is not necessary.

	All individual appropriations are allocated by OB to departments by major object groups. For example, a department's appropriation for operating expenses may be broken down into such major object groups as personnel service, operating expenses and supplies, etc. Additionally, major object groups are subdivided into minor object groups. For example, personnel service would be broken down into salaries, benefits, overtime, etc. Department expenditures are monitored to insure that expenditures within an allocation do not exceed the designated totals. The departments, however, are free to adjust their expenditures between minor object groups as long as they do not exceed the major object group allocation. OB can monitor department expenditures against their allocations on a continuing basis as the records of departments under the Governor's jurisdiction can be accessed from the central system while those of most other departments and branches are provided monthly.

	In addition to the preceding controls, another check is provided by the financial reporting process. All department records are reconciled by OB on a monthly basis with the Treasury Department's records of cash transactions and with the Department of Revenue's records of cash collections.

Audits  	The Constitution requires that the financial affairs
of any entity receiving appropriations and all department boards, commissions, agencies, instrumentalities, authorities and institutions of the Commonwealth be subject to audits made in accordance with generally accepted auditing standards. Any
Commonwealth officer whose approval is necessary for any transaction may not be charged with the function of auditing that transaction after its occurrence.

	The Department of the Auditor General has the responsibility for auditing all state-related financial transactions except its own, those of the legislative and judicial branches, and boards and commissions on which the Auditor General serves and those of certain funds. At least one audit must be made annually of the fiscal affairs of the executive branch. Audits of the Commonwealth General Purpose Financial Statements since fiscal
1985 have been performed jointly by the Department of the Auditor General and an independent public accounting firm.

	The Treasury Department is required to pre-audit all requests for expenditures to insure that they are in accordance with law. In addition, OB conducts, as a matter of administrative policy, periodic audits of comptrollers under the Governor's jurisdiction and performance audits of state and federal programs.

APPENDIX G

	The following information is a summary of special factors affecting Ohio municipal obligations. It does not purport to be a complete description and is based on information from statements relating to securities offerings of Ohio issuers.

Additional Discussion of Special Factors Relating to Ohio
Municipal Obligations

	The Ohio Portfolio will invest substantially all of its net assets in Ohio obligations. The Ohio Portfolio is therefore susceptible to political, economic and regulatory factors that may affect issuers of Ohio obligations. The following information constitutes only a brief summary of some of the complex factors that may affect the financial situation of issuers in Ohio, and is not applicable to "conduit" obligations on which the public issue itself has no financial responsibility.

	The creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and generally there is no responsibility on the part of the State to make payments on those local obligations. There may be specific factors that are applicable in connection with investment in particular Ohio obligations or in the obligations of particular Ohio issuers, and it is possible the investment will be in Ohio obligations or in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not a discussion of any such specific factors that may affect any particular issuer or issue of Ohio obligations.

State of Ohio

	Most State operations are financed through the general revenue fund ("GRF"), with personal income and sales-use taxes being the major GRF sources. The last complete fiscal biennium ended June 30, 1995 with a GRF fund balance of $928 million. Of that $70 million was retained as an unreserved and undesignated balance, and $850 million was transferred in various funds including $535.2 million into the Budget Stabilization Fund, which has a current balance of $828.3 million.

	The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less that 50% of the receipts from State income taxes and estate and inheritance taxes must be returned to the originating political subdivision and school districts. Since 1987, all state lottery net profits are allocated to elementary, secondary, vocational and special education program purposes.

	Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a state-wide election.

	The House in 1995 adopted a resolution that would have submitted to the electors a constitutional amendment prohibiting the General Assembly from imposing new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. The Senate did not act on the resolution. No similar proposal has yet been introduced in the current General Assembly.

	The Ohio Constitution expressly provides that the General
Assembly has no power to pass laws impairing the obligation of contracts.

The Economy

	Ohio is the seventh most populous state, with a 1990 Census Count of 10,847,000 indicating a 0.5% population increase from 1980.

	Although manufacturing (including auto-related manufacturing) remains an important part of the State's economy, the greatest growth in Ohio in recent years, consistent with national trend, has been in the non-manufacturing area. Ohio ranked fourth in the nation in 1991 gross state product derived from manufacturing. Manufacturing was 26.3% of Ohio's gross state product, compared to 17.1% of that total being from "services." In addition, agriculture and "agribusiness" continue as important elements of the Ohio economy.

	Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1996 revenues reported in 1997 by Fortune magazine, 29 had headquarters in Ohio, placing Ohio sixth as a corporate headquarters state.

	Payroll employment in Ohio, in the diversifying base, showed a steady upward trend until 1979, then decreased until 1982. It reached a new high in the summer of 1993 after a slight decrease in early 1992, then decreased slightly, and reached a new high in 1996. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 79% of all non-agricultural payroll workers in Ohio.

	In prior years, the State's overall unemployment rate was commonly somewhat higher than the national average. However, for the years 1991 through 1996 the State rate (6.4%, 7.2%, 6.5%, 5.5%, 4.8% and 4.9%, respectively) was below the national rate (6.7%, 7.4%, 6.8%, 6.1%, 5.6% and 5.4%, respectively). The unemployment rate, and its effects, vary among particular geographic areas of the State.

	There can be no assurance that future state-wide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the portfolio of the Ohio Trust or the ability of the particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

Finances

	The GRF appropriations act for the current biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $33.5 billion, with the following examples of GRF major program biennial expenditure increases over those for the prior biennium: higher education, 13.1%; mental health and mental retardation, 4.8%; primary and secondary education, 15.4%; human services, 9.5%; justice and corrections, 28%.

	Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. The same is true for the separate appropriations acts for the Ohio Department of Transportation ("ODOT"), Department of Public Safety ("DPS") and Bureau of Workers' Compensation ("BWC"), which included lease-rental appropriations for certain Ohio Building Authority- ("OBA") financed ODOT, DPS and BWC projects.

	In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving the GRF an unreserved and undesignated balance of $70 million, was transferred to a variety of funds, including $535.2 million to the BSF (which has a current balance of $828.3 million), and $322.8 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

	The June 20, 1996 GRF ending fund balance was over $781 million, which was higher than forecast. In accordance with General Assembly directions, $100 million was promptly transferred from the GRF to the fund providing for the elementary and secondary school computer network and $30 million to a new fund for State transportation infrastructure. Approximately $400.8 million is serving as a basis for temporary 1996 personal income tax reductions aggregating that mount. OBM currently projects significant biennium-ending GRF ending balances.

	Litigation pending in federal district court and in the Ohio Court of Claims contests the Ohio Department of Human Services' ("DHS") prior Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. DHS promulgated new eligibility rules effective January 1, 1996. It is appealing an order of the federal court directing it to provided notice to persons potentially affected by the former rules from 1990 through 1995. It is not possible at this time to state whether this appeal will be successful or, should plaintiffs prevail, the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made.
Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures is approximately $240 million. The Court of Claims case may come to trial later this year.

State Debt

	The incurring or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000.
The State is expressly precluded from assuming the debts of any local government or corporation. An exception in both cases is made for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.

	From 1921 to date Ohio voters approved 15 constitutional amendments authorizing the incurring of State debt to which taxes or excises were pledged for payment. All related to capital facilities financing, except for three funding veterans' bonuses. The only such tax-supported debt still authorized to be incurred are highway and local infrastructure bonds as discussed below, and general obligation coal development and natural resources bonds.

	A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion in state full faith and credit obligations to be issued over 10 years for the purpose) and authorized additional highway bonds. The latter supersedes the prior highway bonds authorization of not more than $500 million to be outstanding at any time and not more that $100 million to be issued annually, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

	The State and State agencies have issued revenue bonds that are payable from net revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds (issued by the Ohio Housing Financing
Agency) for certain housing purposes; tax monies may not be obligated or pledged to those bonds.

	In addition, Section 2i of Article VIII of the Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include the bonds and notes issued by, among others, the Ohio Public
Facilities Commission ("OPFC") and the OBA and certain obligations issued by the Treasurer of State. OPFC issues obligations for facilities for higher education, mental health and parks and recreation purposes. OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services ("DAS") and others; juvenile detention facilities, including single-county our joint-county facilities, for the Department of Youth Services ("DYS") and other governmental entities; ODOT buildings; Department of Rehabilitation and Correction ("DRC") prisons and correctional facilities including certain local and community-based facilities; office facilities for the BWC and Department of Natural Resources ("DNR"); Ohio Arts and Sports Facilities Commission ("ASFC") and DPS facilities; and school district computer and security facilities. The Treasurer issues obligations for certain elementary and secondary school facilities under leases with the State Department of Education.

	The General Assembly has appropriated sufficient monies to meet debt service requirements for the current biennium (ending June 30, 1997) on all OPFC, OBA and Treasurer special obligations. Except for $36.1 million of highway use receipts appropriated for obligations issued for ODOT and DPS facilities, and $26,722,000 for the BWC facility obligations, all those monies have been appropriated from the GRF.


Taxation

	Census figures for 1994 showed that Ohio ranked 35th in state taxes per capita and 26th in state and local taxes per capita. Since those figures were developed many states, including Ohio, have enacted tax revisions.

Personal Income. Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. The total of those taxes for the 1996 tax year have been reduced by approximately 6.609% to reflect the $400.8 million from the fiscal year 1996 ending GRF balance that was deposited into the new income tax reduction fund.

	The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which the receipts originate. There is no present constitutional limit placed on income tax rates.

	Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. The highest current municipal tax rate is 2.5%. Most cities and villages levy a municipal income tax. A school district income tax has been approved in 117 districts.

	Since 1960 the ratio of Ohio to U.S. personal income had declined, with Ohio moving from fifth among the states in 1960 and 1970 to seventh in 1995. This movement in significant measure reflects a trend in Ohio toward service sector employment.

Property. At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mils per $1 of assessed valuation. This is commonly referred to in the context of Ohio local government finance as the "ten-mil limitation."

Schools and Municipalities

Schools. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court concluded in a decision released March 24, 1997 that major aspects of the system (including basic operating assistance and the loan program) are unconstitutional. The Court also found the R.C. Chapter 3318 school facilities program constitutionally infirm, but only "to the extent it is underfunded." It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order for a year to permit time for responsive corrective actions by the General Assembly. In response to a State motion for reconsideration and clarification, the Court on April 25 indicated that property taxes may still play a role in, but "can no longer be the primary means" of school funding. The Court also confirmed that contractual repayment provisions of certain debt obligations issued for school funding will remain valid after the stay terminates.

	Under current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating monies from State subsidy appropriations (the primary portion known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

	School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase in voted property tax collections that would otherwise result from increased assessed valuations (without further vote of the local electorate), some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total monies available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements. The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings or other measures.

	To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes have been approved in 117 districts.

	Current requirements of law and levels of State funding are intended to prevent and to date have prevented school closings for financial reasons. School districts facing year-end deficits must apply to the State for consent to borrow to cover any deficits. Current law prohibits school closings for financial reasons.

	State appropriations for primary and secondary education for the current 1996-97 biennium, including GRF and lottery appropriations, are higher than those in the preceding biennium.
The total of $10.1 billion is 13.6% over the preceding biennium total, and represents increases of 9.2% (actual) in the fiscal year 1996 over 1995, and 6.6% in the fiscal year 1997 over 1996.

	The Governor's budget for the 1998-1999 biennium proposed 4% and 4.9% increases in State aid for primary and secondary education for the biennium's two fiscal years. The appropriations bill as passed by the House enhanced those increases, and the Senate is now considering that bill. OBM expects those biennial appropriations will be passed by the General Assembly prior to the June 30 end of the fiscal biennium.

	Those total appropriations include the net State lottery profits. A constitutional provision requires that net lottery profits be paid into a State fund to be used solely for the support of elementary, secondary, vocational and special education programs.

Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Six cities have populations of over 100,000 and 19 over 50,000.

	A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's state standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

	In the 18 years the act has been in effect, its "fiscal emergency" provisions have been applied to 11 cities and 13 villages. The situations in nine cities and 10 villages have been resolved and their commissions terminated. Only the cities of East Cleveland and Nelsonville and three villages remain under the procedure. A new "fiscal watch" status has recently been added, with the city of Youngstown the first to be placed in this status.

	The fiscal emergency legislation was recently amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular existing fiscal problems of those subdivisions.

Bond Ratings

	The outstanding Highway Bonds issued by the Sinking Fund are rated Aa1 by Moody's, AA+ by Fitch and AAA by S&P. The outstanding Highway Obligations Bonds issued by the Sinking Fund are rated Aa1 by Moody's, AA+ by Fitch and AAA by S&P.

	The outstanding Natural Resources Bonds and Coal Development Bonds issued by the Sinking Fund are rated Aa1 by Moody's, AA+ by S&P and AA+ by Fitch.

	The outstanding bonds of the State issued by OPFC and the OBA are rated AA- by S&P, Aa3 by Moody's and AA- by Fitch.
Certain issues or portions of issues of OPFC or OBA are the object of municipal bond insurance and bear different ratings.

	There can be no assurance that the ratings assigned will continue for any given time, or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances so warrant. Any downward change in or withdrawal of a rating may have an adverse effect on the marketability or market price of the bonds.




10
u:\legal\funds\sbmu\1997\secdocs\sai797.doc



PART C Other Information

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements		Location In:

Part A					Part B

					Annual
					Report

Investment Portfolios			*

Statement of Assets and Liabilities		*

Statements of Operations			*

Statements of Changes in Net Assets	*

Notes to Financial Statements		*

Supplementary Information		*


* The Registrant's Annual Reports for the fiscal year ended March 31, 1997 and the Reports of Independent Accountants dated May 9, 1997, May 14, 1997, May 16, 1997 and May 27, 1997 are
incorporated by reference to the N-30D filed on June 10, 1997 as Accession # 91155-97-276.

All other statements and schedules are omitted because they are not applicable or the required information will be shown in the financial statements or notes thereto.


(b)	Exhibits

(1)	(a)	Restated Declaration of Trust dated as of April
23, 1986 is incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement
No. 2-99861.

	(b)	Instrument of the Trustees Establishing and
Designating Classes of Shares of Certain Series of the Trust is incorporated herein by reference to Exhibit 1(b) to Post-
Effective Amendment No. 24.

(2)	Bylaws of the Trust are incorporated by reference to
Exhibit 2 to Pre-Effective Amendment No. 2.

(3)	Not applicable.

(4)	Not applicable.

(5)	(a)	Management Agreement between the National
Portfolio & Mutual Management Corp. is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No.
18.

	(b)	Management Agreement between the Limited Term
Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No.
18.

	(c)	Management Agreement between the California Portfolio
and Mutual Management Corp. is incorporated by reference to
Exhibit 5(d) to Post-Effective Amendment No. 18.

	(d)	Management Agreement between the New York Portfolio
and Mutual Management Corp. is incorporated by reference to
Exhibit 5(e)  to Post-Effective Amendment No. 18.

	(e)	Management Agreement between the New Jersey Portfolio
and Mutual Management Corp. is incorporated by reference to
Exhibit 5(g) to Post-Effective Amendment No. 18.

	(f)	Management Agreement between the Florida Portfolio and
Mutual Management Corp. is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 16.

	(g)	Management Agreement between the California Limited
Term Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(i) to Post-Effective Amendment No.
25.

	(h)	Management Agreement between the Florida Limited Term
Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(j) to Post-Effective Amendment No.
25.

	(i)	Management Agreement between the Arizona Portfolio and
Mutual Management Corp. is incorporated by reference to
Exhibit 5(k) to Post-Effective Amendment No. 27.

	(j)	Management Agreement between the Connecticut Portfolio
and Mutual Management Corp. is incorporated by reference to
Exhibit 5(l) to Post-Effective Amendment No. 27.

	(k)	Management Agreement between the Georgia Portfolio and
Mutual Management Corp. is incorporated by reference to
Exhibit 5(m) to Post-Effective Amendment No. 27.

	(l)	Management Agreement between the Massachusetts
Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(n) to Post-Effective Amendment No.
27.

	(m)	Management Agreement between the Michigan Portfolio
and Mutual Management Corp. is incorporated by reference to
Exhibit 5(o) to Post-Effective Amendment No. 27.

	(n)	Management Agreement between the Ohio Portfolio and
Mutual Management Corp. is incorporated by reference to
Exhibit 5(p) to Post-Effective Amendment No. 27.

	(o)	Management Agreement between the Pennsylvania
Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(q) to Post-Effective Amendment No.
27.

	(p)	Management Agreement between the Texas Portfolio and
Mutual Management Corp. is incorporated by reference to
Exhibit 5(r)  to Post-Effective Amendment No. 27.

	(q)	Management Agreement between the Washington Portfolio
and Mutual Management Corp. is incorporated by reference to
Exhibit 5(s) to Post-Effective Amendment No. 27.

	(r)	Management Agreement between the New Jersey Money
Market Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(t) to Post-Effective Amendment No.
27.

	(s)	Form of Management Agreement between California Money
Market Portfolio (or New York Money Market Portfolio, as the case may be) and & Mutual Management Corp. is incorporated by reference to Exhibit 5(s) to Post-Effective Amendment No.
34.

	(t)	Form of Management Agreement between Florida Portfolio
(or Limited Term Portfolio or New York Portfolio, as the case may be) and Smith Barney Mutual Funds Management Inc.
is incorporated by reference to Exhibit 5(t) to Post-
Effective Amendment No. 36.

(6)	Distribution Agreement between Registrant and Smith
Barney, Harris Upham & Co. Incorporated is incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 7.

(7)	Not applicable.

(8)	Custodian Agreement between Registrant and Provident
National Bank is incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1.

(9)	Transfer Agency Agreement between Registrant and
Provident Financial Processing Corp. is incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 12.

(10)	Opinion of Gaston & Snow is incorporated by reference
to Exhibit 10 to Pre-Effective Amendment No. 1.

(11)	(i) 	Auditors' Report (See the Annual Report to
Shareholders which is incorporated by reference in the
Statement of Additional Information).
	(ii)	Auditors' Consent (filed herewith).
	(iii)	Power of Attorney is incorporated by reference to
Exhibit 11(iii) to Post-Effective Amendment No. 23

(12)	Not applicable.

(13)	Subscription Agreement between Registrant and Mutual
Management Corp. is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1.

(14)	Not applicable.

(15)	(a)	Plan of Distribution pursuant to Rule 12b-1 on
behalf of the California Money Market Portfolio is incorporated by reference to Exhibit 15 to Post-Effective
Amendment No. 21.

	(b)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the California Limited Term Portfolio is incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No.
25.

	(c)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Florida Limited Term Portfolio is incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No.
25.

	(d)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Arizona Portfolio is incorporated by reference to
Exhibit 15(d) to Post-Effective Amendment No. 27.

	(e)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Connecticut Portfolio is incorporated by reference to
Exhibit 15(e) to Post-Effective Amendment No. 27.

	(f)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Georgia Portfolio is incorporated by reference to
Exhibit 15(f) to Post-Effective Amendment No. 27.

	(g)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Massachusetts Portfolio is incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 27.

	(h)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Michigan Portfolio is incorporated by reference to
Exhibit 15(h) to Post-Effective Amendment No. 27.

	(i)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Ohio Portfolio is incorporated by reference to
Exhibit 15(i) to Post-Effective Amendment No. 27.

	(j)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Pennsylvania Portfolio is incorporated by reference to Exhibit 15(j) to Post-Effective Amendment No. 27.

	(k)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Texas Portfolio is incorporated by reference to
Exhibit 15(k) to Post-Effective Amendment No. 27.

	(l)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the Washington Portfolio is incorporated by reference to
Exhibit 15(l) to Post-Effective Amendment No. 27.

	(m)	Plan of Distribution pursuant to Rule 12b-1 on behalf
of the New Jersey Money Market Portfolio is incorporated by reference to Exhibit 15(m) to Post-Effective Amendment No.
27.

	(n)	Form of Plan of Distribution pursuant to Rule 12b-1 on
behalf of Class A shares of each Portfolio, except the California Money Market and the New York Money Market
Portfolios is incorporated by reference to Exhibit 15(n) to Post-Effective Amendment No. 34.

(16)	Schedule of Computation of Performance Quotations is
incorporated by reference to Exhibit 16 to Post-Effective
Amendment No. 5.

(17)	Financial Data Schedule (filed herewith)

(18)	Plan pursuant to Rule 18f-3 is incorporated by
reference to Exhibit 18 to Post-Effective Amendment No. 35.

Item 25.	Persons Controlled by or under Common Control with
Registrant

	The Registrant is not controlled directly or indirectly by any person. Information with respect to the Registrant's investment manager is set forth under the caption
"Management of the Fund" in the prospectus included in Part
A of this Post-Effective Amendment on Form N-1A.

Item 26.	Number of Holders of Securities


				Number of Recordholders on
Title of Class			July 1, 1997

Arizona Portfolio			0
California Portfolio		0
California Limited Term Portfolio	0
California Money Market Portfolio	29,231
Connecticut Portfolio		0
Florida Portfolio			3,295
Georgia Portfolio			577
Limited Term Portfolio		5,117
Massachusetts Portfolio		0
Michigan Portfolio		0
National Portfolio		7,553
New Jersey Portfolio		0
New Jersey Money Market Portfolio0
New York Money Market Portfolio	26,640
New York Portfolio		15,474
Ohio Portfolio			256
Pennsylvania Portfolio		893
Texas Portfolio			0
Washington Portfolio		0


Item 27.	Indemnification

	Reference is made to ARTICLE V of Registrant's Declaration of Trust for a complete statement of its terms. Section 5.2 of ARTICLE V provides: "No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act
(including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties." Emphasis added.

Item 28.	Business and other Connections of Investment Adviser

	See the material under the caption "Management of the Fund" included in Part A (Prospectus) of this Registration
Statement and the material appearing under the caption
"Management Agreement" included in Part B (Statement of
Additional Information) of this Registration Statement.

	Information as to the Directors and Officers of Smith Barney Mutual Funds Management Inc. is included in its Form ADV
(File No. 801-8314), filed with the Commission, which is incorporated herein by reference thereto.

Item 29.	Principal Underwriters

(a)	Smith Barney Inc. ("Smith Barney ") also acts as
principal underwriter for: Consulting Group Capital Markets Funds; Global Horizons Investment Series (Cayman Islands); Greenwich Street California Municipal Fund Inc.; Greenwich Street Municipal Fund Inc.; High Income Opportunity Fund Inc.; The Italy Fund Inc.; Managed High Income Portfolio Inc.; Managed Municipals Portfolio II Inc.; Managed Municipals Portfolio Inc.; Municipal High Income Fund Inc.; Puerto Rico Daily Liquidity Fund Inc.; Smith Barney Adjustable Rate Government Income Fund; Smith Barney Aggressive Growth Fund Inc.; Smith Barney Appreciation Fund Inc.; Smith Barney Arizona Municipals Fund Inc.; Smith Barney California Municipals Fund Inc.; Smith Barney Concert Series Inc.; Smith Barney Disciplined Small Cap Fund, Inc.; Smith Barney Equity Funds; Smith Barney Fundamental Value Fund Inc.; Smith Barney Funds, Inc.; Smith Barney Income Funds; Smith Barney Income Trust; Smith Barney Institutional Cash Management Fund, Inc.; Smith Barney Intermediate Municipal Fund, Inc.; Smith Barney Investment Funds Inc.; Smith Barney Investment Trust; Smith Barney Large Capitalization Growth Fund; Smith Barney
Managed Governments Fund Inc.; Smith Barney Managed
Municipals Fund Inc.; Smith Barney Massachusetts Municipals Fund; Smith Barney Money Funds, Inc.; Smith Barney Muni Funds; Smith Barney Municipal Fund, Inc.; Smith Barney Municipal Money Market Fund, Inc.; Smith Barney Natural Resources Fund Inc.; Smith Barney New Jersey Municipals Fund Inc.; Smith Barney Oregon Municipals Fund Inc.; Smith Barney Principal Return Fund; Smith Barney Series Fund; Smith Barney Telecommunications Trust; Smith Barney Variable Account Funds; Smith Barney World Funds, Inc.; Smith Barney Worldwide Special Fund N.V. (Netherlands Antilles); Travelers Series Fund Inc.; The USA High Yield Fund N.V.; Worldwide Securities Limited (Bermuda); Zenix Income Fund Inc. and various series of unit investment trusts.

	Smith Barney, the distributor of Registrant's shares, is a wholly owned subsidiary of Travelers Group Inc.

(b)	The information required by this Item 29 with respect
to each director and officer of Smith Barney is incorporated by reference to Schedule A of Form BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File
No. 8-8177).

(c)	not applicable

Item 30.	Location of Accounts and Records

PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, and First Data Investor Services Group Inc., One Exchange Place, Boston, Massachusetts 02109, will maintain the custodian and the shareholders servicing agent records, respectively required by Section 31(a).

All other records required by Section 31(a) are maintained at the offices of the Registrant at 388 Greenwich Street, New
York, New York 10013 (and preserved for the periods specified by Rule 31a-2).

Item 31.	Management Services

	Not applicable.

Item 32.	Undertakings

(a)	Not applicable.

(b)	Registrant undertakes, if requested to do so by the
holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other shareholders as required by Section 16(c).

(c)	Registrant undertakes to furnish each person to whom a
prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York, and State of New York on the 28th day of July, 1997.

SMITH BARNEY MUNI FUNDS

By: /s/Heath B. McLendon
Heath B. McLendon,
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature			Title
				Date

/s/ Heath B. McLendon		Chief Executive Officer and
(Heath B. McLendon)		Trustee
				7/28/97

/s/Joseph H. Fleiss*		Trustee
(Joseph H. Fleiss)

/s/ Donald R. Foley*		Trustee
(Donald R. Foley)

/s/Paul Hardin*			Trustee
(Paul Hardin III)

/s/Francis P. Martin*		Trustee
(Francis P. Martin)

/s/Roderick C. Rasmussen*	Trustee
(Roderick C. Rasmussen)

/s/ John P. Toolan*		Trustee
(John P. Toolan)

/s/C. Richard Youngdahl*	Trustee
(C. Richard Youngdahl)

/s/Lewis E. Daidone		Senior Vice President
(Lewis E. Daidone)		and Treasurer
				7/28/97


*By:  /s/Christina T. Sydor	Secretary
Christina T. Sydor		7/28/97
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit No. 	Exhibit			Page No.

11(ii)		Auditor's Consent

17		Financial Data Schedule